As filed with the Securities and Exchange Commission on February 23, 2001
                                                        Registration No. 2-14069
                                                                File No. 811-810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       | |
                         POST-EFFECTIVE AMENDMENT NO. 93                     |X|
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|
                               AMENDMENT NO. 41                              |X|
                        (CHECK APPROPRIATE BOX OR BOXES.)

                              -------------------

                               PHOENIX SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                     101 MUNSON STREET, GREENFIELD, MA 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER

                              -------------------

                               PAMELA S. SINOFSKY
                            ASSISTANT VICE PRESIDENT
                              AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

 It is proposed that this filing will become effective (check appropriate box):
     [ ]  Immediately upon filing pursuant to paragraph (b)
     [X]  On February 28, 2001 pursuant to paragraph (b), or
     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on       pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on       pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                               PHOENIX SERIES FUND
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)


                                                              PART A
                                                INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                               PROSPECTUS CAPTION
-----------------------------                                               ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks                                                Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status
                                                                        of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights


                                                              PART B
                                    INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------


10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities.......................        Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements



                                     PART C
      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

Phoenix Investment Partners

                              Prospectus

                                             February 28, 2001



-------- Duff & Phelps

         Phoenix-Duff & Phelps
         Core Bond Fund




-------- Engemann

         Phoenix-Engemann
         Aggressive Growth Fund


         Phoenix-Engemann
         Capital Growth Fund




-------- Goodwin

         Phoenix-Goodwin
         High Yield Fund

         Phoenix-Goodwin
         Money Market Fund




-------- Oakhurst

         Phoenix-Oakhurst
         Balanced Fund



                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information that you should know before
                                       investing in the Phoenix-Duff & Phelps
                                       Core Bond Fund, the Phoenix-Engemann
                                       Aggressive Growth Fund, the Phoenix-
                                       Engemann Capital Growth Fund, the
                                       Phoenix-Goodwin High Yield Fund, the
                                       Phoenix-Goodwin Money Market Fund,
                                       and the Phoenix-Oakhurst Balanced Fund.
                                       Please read it carefully and retain it
                                       for future reference.
[logo] PHOENIX
       INVESTMENT PARTNERS

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      Phoenix-Duff & Phelps Core Bond Fund
                         Investment Risk and Return Summary...............     1
                         Fund Expenses....................................     4
                         Management of the Fund...........................     5
                      Phoenix-Engemann Aggressive Growth Fund
                         Investment Risk and Return Summary...............     7
                         Fund Expenses....................................    10
                         Management of the Fund...........................    11
                      Phoenix-Engemann Capital Growth Fund
                         Investment Risk and Return Summary...............    13
                         Fund Expenses....................................    16
                         Management of the Fund...........................    17
                      Phoenix-Goodwin High Yield Fund
                         Investment Risk and Return Summary...............    19
                         Fund Expenses....................................    23
                         Management of the Fund...........................    24
                      Phoenix-Goodwin Money Market Fund
                         Investment Risk and Return Summary...............    26
                         Fund Expenses....................................    29
                         Management of the Fund...........................    30
                      Phoenix-Oakhurst Balanced Fund
                         Investment Risk and Return Summary...............    31
                         Fund Expenses....................................    35
                         Management of the Fund...........................    36
                      Additional Investment Techniques....................    37
                      Pricing of Fund Shares..............................    40
                      Sales Charges.......................................    41
                      Your Account........................................    44
                      How to Buy Shares...................................    45
                      How to Sell Shares..................................    46
                      Things You Should Know When Selling Shares..........    46
                      Account Policies....................................    48
                      Investor Services...................................    49
                      Tax Status of Distributions.........................    50
                      Financial Highlights................................    51
                      Additional Information..............................    59

[triangle] Phoenix
           Series
           Fund

PHOENIX-DUFF & PHELPS CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Duff & Phelps Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in investment grade debt securities of U.S. issuers. Investment grade debt securities are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality.

> The fund intends to maintain an average credit quality of investments of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's.

>        The fund may invest in corporate bonds, short-term instruments, U.S.
         Government securities, mortgage-backed and asset-backed securities, Collateralized Mortgage Obligations (CMOs) and municipal securities.

> Using a top-down investment process, the adviser formulates an economic outlook, which leads to forecasted behavior of interest rates. To select securities for portfolio investment, the adviser seeks to identify those securities that offer an attractive yield while maintaining high credit quality. For buy and sell decisions, the adviser utilizes fundamental economic and credit research. Within the mortgage-backed and Treasury sectors, the buy and sell discipline relies on the use of financial models to ascertain relative value.

>        Debt securities selected for investment may be of any maturity.
         However, it is intended that fund investments will have an average maturity of between five and 10 years.

Please see to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


                                         Phoenix-Duff & Phelps Core Bond Fund  1

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOS

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

2  Phoenix-Duff & Phelps Core Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

        Calendar Year       Annual Return(%)
           1991                 14.04
           1992                  8.02
           1993                  7.95
           1994                 -3.34
           1995                 17.24
           1996                  1.93
           1997                  9.19
           1998                  6.56
           1999                 -2.96
           2000                  9.39

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.73% (quarter ending March 31,
1994).

-----------------------------------------------------------------------------------------------------------------
                                                                                            Life of the Fund(2)
 Average Annual Total Returns                                                              ----------------------
(for the periods ending 12/31/00)(1)         One Year        Five Years       Ten Years      Class B   Class C
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                              4.19%           3.70%            6.10%          N/A       N/A
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                              4.61%           3.95%             N/A          4.60%      N/A
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                              8.70%            N/A              N/A           N/A      6.64%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond             11.63%           6.46%            7.96%       6.91%(4)   9.09%(5)
   Index(3)
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class B Shares since February 24, 1994 and Class C Shares since October 12, 1999.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.

(4) Index performance since February 28, 1994.

(5) Index performance since September 30, 1999.


                                         Phoenix-Duff & Phelps Core Bond Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B          CLASS C
                                                               SHARES           SHARES           SHARES
                                                               -------          -------          -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None             None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)            1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None              None             None
Redemption Fee                                                  None              None             None
Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------
                                                               CLASS A          CLASS B          CLASS C
                                                               SHARES           SHARES           SHARES
                                                               -------          -------          -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.45%            0.45%             0.45%
Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%
Other Expenses                                                  0.47%            0.47%             0.47%
                                                                -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.17%            1.92%             1.92%
                                                                =====            =====             =====

----------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Duff & Phelps Core Bond Fund

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A            $589            $829             $1,088          $1,828
--------------------------------------------------------------------------------
   Class B            $595            $803             $1,037          $2,048
--------------------------------------------------------------------------------
   Class C            $295            $603             $1,037          $2,243
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class B            $195            $603             $1,037          $2,048
--------------------------------------------------------------------------------
   Class C            $195            $603             $1,037          $2,243
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 2000, Duff & Phelps had approximately $7 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                   1st billion     $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee        0.45%                    0.40%                    0.35%
--------------------------------------------------------------------------------


                                         Phoenix-Duff & Phelps Core Bond Fund  5

During the fund's last fiscal year, the fund paid total management fees of $628,281. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.45%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income investment professionals.


6  Phoenix-Duff & Phelps Core Bond Fund

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

> Companies selected for fund investment may be of any size but the fund tends to invest more in small and medium capitalization companies.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


                                      Phoenix-Engemann Aggressive Growth Fund  7

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


8  Phoenix-Engemann Aggressive Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Aggressive Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

        Calendar Year       Annual Return (%)
            1991                  29.56
            1992                   7.66
            1993                  11.58
            1994                  -3.92
            1995                  51.71
            1996                  11.09
            1997                  19.37
            1998                  30.44
            1999                  83.65
            2000                 -17.30

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -30.18% (quarter ending December 31, 2000).

-----------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns
  (for the periods ending 12/31/00)(1)       One Year       Five Years       Ten Years       Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                            -22.05%          19.88%           18.84%                N/A
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                            -20.92%          20.40%            N/A                 22.72%
-----------------------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index(3)              -22.43%           7.14%           12.80%               11.16%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock                    -9.19%          18.42%           17.50%               20.31%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since July 21, 1994.

(3) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization, growth-oriented stocks. The Index's performance does not reflect sales charges.

(4) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

Performance information is not included for Class C Shares because the class has not had annual returns for at least one calendar year.



                                      Phoenix-Engemann Aggressive Growth Fund  9

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage
of offering price)                                                    5.75%          None           None
Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                   None          5%(b)         1%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends            None          None           None
Redemption Fee                                                         None          None           None
Exchange Fee                                                           None          None           None
                                                                  --------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees(a)                                                    0.78%          0.78%         0.78%
Distribution and Service (12b-1) Fees(d)                              0.25%          1.00%         1.00%
Other Expenses                                                        0.18%          0.18%         0.18%
                                                                      -----          -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES(A)                               1.21%          1.96%         1.96%
                                                                      =====          =====         =====

----------------------

(a) Restated to reflect current Management Fee.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

10  Phoenix-Engemann Aggressive Growth Fund

--------------------------------------------------------------------------------
   CLASS              1 YEAR           3 YEARS      5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A             $691             $937         $1,202         $1,957
--------------------------------------------------------------------------------
   Class B             $599             $815         $1,057         $2,091
--------------------------------------------------------------------------------
   Class C             $299             $615         $1,057         $2,285
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS              1 YEAR           3 YEARS      5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class B             $199             $615         $1,057         $2,091
--------------------------------------------------------------------------------
   Class C             $199             $615         $1,057         $2,285
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to five mutual funds, as subadviser to five mutual fund and acts as investment adviser to institutions and individuals. As of December 31, 2000, Engemann had $9.2 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                     Phoenix-Engemann Aggressive Growth Fund  11

-----------------------------------------------------------------------------------------------------------------
                                      1st $50 million         Next $450 million         Over $500 million
-----------------------------------------------------------------------------------------------------------------
Management Fee                             0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                                      $50 million to     $262 million to          Over
                                   1st $50 million     $262 million        $500 million       $500 million
------------------------------------------------------------------------------------------------------------------
Subadvisory Fee                         0.40%              0.30%              0.45%               0.35%
------------------------------------------------------------------------------------------------------------------


Prior to November 30, 2000, the fund paid Phoenix a monthly investment management fee at the annual rates of 0.70% of average daily net assets up to $1 billion, 0.65% of average daily net assets between $1 billion and $2 billion, and 0.60% of average daily net assets over $2 billion. During the fund's last fiscal year, the fund paid total management fees of $4,634,035. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.70%.


PORTFOLIO MANAGEMENT

Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Each is a Managing Director, Equities of Phoenix. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.


Ned Brines and Jim Chen serve as co-portfolio managers of the fund and as such are primarily responsible for the day-to-day management of the fund's portfolio. Messrs. Brines and Chen are both Vice Presidents of Engemann and have been with Engemann since 1994. Mr. Chen also serves as co-portfolio manager of Phoenix-Engemann Capital Growth Fund and Mr. Brines also serves as co-portfolio manager of Phoenix-Engemann Focus Growth Fund of the Phoenix-Engemann Funds. Messrs. Brines and Chen earned the right to use the Chartered Financial Analyst designations in 1997 and 1994, respectively.



12  Phoenix-Engemann Aggressive Growth Fund

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in the common stock of companies believed by the subadviser to have appreciation potential.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.


                                        Phoenix-Engemann Capital Growth Fund  13

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.



14  Phoenix-Engemann Capital Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]
        Calendar Year       Annual Return (%)
            1991                  28.01
            1992                   4.29
            1993                   4.35
            1994                  -1.60
            1995                  33.98
            1996                  14.68
            1997                  23.30
            1998                  29.65
            1999                  29.01
            2000                 -18.14


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -18.48% (quarter ending December 31, 2000).

----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/00)(1)     One Year      Five Years     Ten Years      Life of the Fund(2)
----------------------------------------------------------------------------------------------------------------
   Class A Shares                            -22.85%        12.78%        12.85%               N/A
----------------------------------------------------------------------------------------------------------------
   Class B Shares                            -21.79%        13.27%          N/A               15.13%
----------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock Price             -9.19%         18.42%        17.50%              20.18%
   Index(3)
----------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since July 15, 1994.


(3) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.



                                        Phoenix-Engemann Capital Growth Fund  15

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.63%                      0.63%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.18%                      0.18%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.06%                      1.81%
                                                                     =====                      =====

-------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16  Phoenix-Engemann Capital Growth Fund

--------------------------------------------------------------------------------
  CLASS             1 YEAR         3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
  Class A            $677           $893          $1,126          $1,795
--------------------------------------------------------------------------------
  Class B            $584           $769           $980           $1,930
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
  CLASS             1 YEAR         3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
  Class B            $184           $569           $980           $1,930
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to five mutual funds, as subadviser to five mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2000, Engemann had $9.2 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                                $1+ billion
                          1st billion        through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Management Fee            0.70%                 0.65%                0.60%
--------------------------------------------------------------------------------


                                        Phoenix-Engemann Capital Growth Fund  17

Phoenix pays Engemann a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
                                      Up to
                                   $3 billion                      $3+ billion
--------------------------------------------------------------------------------
  Subadvisory Fee                     0.10%                            0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $20,650,443. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.63%.


PORTFOLIO MANAGEMENT

Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Each is a Managing Director, Equities of Phoenix. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.


Jim Chen and Yossi Lipsker serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Chen and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1994 and 1995, respectively. Mr. Chen also serves as co-portfolio manager of Phoenix-Engemann Aggressive Growth Fund and Mr. Lipsker also serves as co-portfolio manager of Phoenix-Engemann Small & Mid-Cap Growth Fund of the Phoenix-Engemann Funds and the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Mr. Chen earned the right to use the Chartered Financial Analyst designation in 1994.



18  Phoenix-Engemann Capital Growth Fund

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its total assets in both U.S. and foreign (non-U.S.), including emerging markets, fixed income securities, with at least 65% of its total assets invested in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds").

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2000 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.38 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific


                                             Phoenix-Goodwin High Yield Fund  19
         maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2000 the maturity of the Merrill Lynch High Yield Master II Index was 7.26 years.


> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations and emerging market securities.

> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold on to its cash or invest without limit in cash equivalents or other fixed income securities. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


20  Phoenix-Goodwin High Yield Fund

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                             Phoenix-Goodwin High Yield Fund  21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

        Calendar Year       Annual Return (%)
            1991                 24.67
            1992                 16.96
            1993                 21.48
            1994                 -7.97
            1995                 17.72
            1996                 17.23
            1997                 13.61
            1998                 -6.72
            1999                 11.73
            2000                 -9.82


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).

-----------------------------------------------------------------------------------------------------------------
                                                                                          Life of the Fund(2)
   Average Annual Total Returns                                                      ----------------------------
(for the periods ending 12/31/00)(1)    One Year      Five Years     Ten Years       Class B       Class C
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                           -14.10%        3.58%          8.63%          N/A           N/A
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                           -13.61%        3.83%           N/A          3.41%          N/A
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                           -10.62%         N/A            N/A           N/A          -3.88%
-----------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II
   Index (3)                                -5.12%         4.76%         11.12%        5.93%(4)       -0.65%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate                11.63%         6.46%          7.96%        6.91%(4)        6.28%
   Bond Index(5)
-----------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class B Shares since February 16, 1994 and Class C Shares since February 27, 1998.

(3) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The Index's performance does not reflect sales charges.


(4) Index performance since February 28, 1994.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.


22  Phoenix-Goodwin High Yield Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)              1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None               None              None
Redemption Fee                                                  None               None              None
Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%             0.65%              0.65%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%              1.00%
Other Expenses                                                  0.32%             0.32%              0.32%
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.22%             1.97%              1.97%
                                                                =====             =====              =====

----------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Phoenix-Goodwin High Yield Fund  23

--------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A              $593           $844            $1,113          $1,882
--------------------------------------------------------------------------------
   Class B              $600           $818            $1,062          $2,102
--------------------------------------------------------------------------------
   Class C              $300           $618            $1,062          $2,296
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class B              $200           $618            $1,062          $2,102
--------------------------------------------------------------------------------
   Class C              $200           $618            $1,062          $2,296
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                   1st billion     $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee        0.65%                    0.60%                    0.55%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $2,839,729. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.65%.



24  Phoenix-Goodwin High Yield Fund

PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income professionals lead by Timothy P. Norman, Managing Director, Fixed Income, of Phoenix. Mr. Norman is also Executive Vice President of Duff & Phelps Investment Management Co., an affiliate of Phoenix, where he serves as a senior member of the fixed income management group responsible for the management of approximately $10 billion. Mr. Norman is a Chartered Financial Analyst and has held various investment management positions with Duff & Phelps Investment Management Co. since 1987.


                                             Phoenix-Goodwin High Yield Fund  25

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.


26  Phoenix-Goodwin Money Market Fund

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                           Phoenix-Goodwin Money Market Fund  27

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years and the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

        Calendar Year       Annual Return (%)
            1991                  5.70
            1992                  3.28
            1993                  2.53
            1994                  3.54
            1995                  5.44
            1996                  4.73
            1997                  4.92
            1998                  4.94
            1999                  4.56
            2000                  5.67


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.61% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.38% (quarter ending June 30,
1996).

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns             One Year      Five Years     Ten Years       Life of the Fund(2)
   (for the periods ending 12/31/00)(1)
------------------------------------------------------------------------------------------------------------------
   Class A Shares                             5.67%         4.91%          4.45%                 N/A
------------------------------------------------------------------------------------------------------------------
   Class B Shares                             0.89%         4.14%           N/A                 4.12%(2)
------------------------------------------------------------------------------------------------------------------
   Class C Shares                             4.64%          N/A            N/A                 4.51%
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since July 15, 1994 and Class C Shares since October 12,
1999.

The fund's 7-day yield on December 31, 2000 was 5.73% for Class A Shares, 4.96% for Class B Shares and 4.70% for Class C Shares.



28  Phoenix-Goodwin Money Market Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                -------           -------           -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    None              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)              1%(b)
Maximum Sales Charge (load) Imposed on Reinvested                                                    None
Dividends                                                        None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          --------------------------------------------------------

                                                                CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                -------           -------           -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.40%             0.40%              0.40%
Distribution and Service (12b-1) Fees(c)                         None             0.75%              1.00%
Other Expenses                                                  0.40%             0.40%              0.40%
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.80%             1.55%              1.80%
                                                                =====             =====              =====

---------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           Phoenix-Goodwin Money Market Fund  29

--------------------------------------------------------------------------------
   CLASS             1 YEAR           3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A            $82              $255             $444            $990
--------------------------------------------------------------------------------
   Class B            $558             $690             $845           $1,643
--------------------------------------------------------------------------------
   Class C            $283             $566             $975           $2,116
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR           3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class B            $158             $490             $845           $1,643
--------------------------------------------------------------------------------
   Class C            $183             $566             $975           $2,116
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                    1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
Management Fee         0.40%                  0.35%                   0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $870,439. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.40%.



30  Phoenix-Goodwin Money Market Fund

PHOENIX-OAKHURST BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Oakhurst Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal market circumstances, the fund invests at least 65% of its total assets in common stocks and fixed income securities of both U.S. and foreign issuers.

> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2000 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.58 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of



                                              Phoenix-Oakhurst Balanced Fund  31
         securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2000 the maturity of the Lehman Brothers Aggregate Bond Index was 8.41 years.


> The fund may invest in all types of fixed income securities, including high yield-high risk securities (commonly referred to as "junk bonds"), corporate bonds, municipal bonds, agency and non-agency mortgaged-backed securities, asset-backed securities and U.S. treasury securities.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold on to its cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in


32  Phoenix-Oakhurst Balanced Fund
currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.



                                              Phoenix-Oakhurst Balanced Fund  33

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

        Calendar Year       Annual Return (%)
            1991                 25.94
            1992                  6.74
            1993                  6.41
            1994                 -4.55
            1995                 23.39
            1996                  8.58
            1997                 18.33
            1998                 18.52
            1999                 10.76
            2000                 -0.38

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -5.53% (quarter ending September 30, 1998).


-----------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns
  (for the periods ending 12/31/00)(1)            One Year       Five Years       Ten Years     Life of Fund(2)
-----------------------------------------------------------------------------------------------------------------
  Class A Shares                                   -6.11%          9.63%           10.31%             N/A
-----------------------------------------------------------------------------------------------------------------
  Class B Shares                                   -4.51%          10.11%            N/A             10.90%
-----------------------------------------------------------------------------------------------------------------
  Balanced Benchmark(3)                            -1.02%          13.83%          13.81%           15.27%(5)
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)          11.63%          6.46%            7.96%           7.63%(5)
-----------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price Index(6)           -9.19%          18.42%          17.50%            20.18%
-----------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since July 15, 1994.


(3) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.

(5) Benchmark performance since July 31, 1994.

(6) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.



34  Phoenix-Oakhurst Balanced Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.53%                      0.53%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.22%                      0.22%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.00%                      1.75%
                                                                     =====                      =====

---------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              Phoenix-Oakhurst Balanced Fund  35

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A            $671           $875           $1,096           $1,729
--------------------------------------------------------------------------------
   Class B            $578           $751            $949            $1,864
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class B            $178           $551            $949            $1,864
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2000, Phoenix had $24.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                    1st billion    $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee         0.55%                   0.50%                    0.45%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $8,204,629. The ratio of management fees to average net assets for the fiscal year ended October 31, 2000 was 0.53%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.


36  Phoenix-Oakhurst Balanced Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Duff & Phelps Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund"), Phoenix-Goodwin Money Market Fund ("Money Market Fund") and Phoenix-Oakhurst Balanced Fund ("Balanced Fund") may engage in the following investment techniques as indicated:

BORROWING

The Aggressive Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Core Bond and Money Market Funds, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis, because the fund will not receive


                                                         Phoenix Series Fund  37
cash payments earned on these securities on a current basis, and may require the fund to make distributions from other sources, since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES


The funds, except the Core Bond and Money Market Funds, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


FOREIGN INVESTING

The Core Bond, Aggressive Growth and Capital Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


38  Phoenix Series Fund

HIGH YIELD-HIGH RISK SECURITIES

The Balanced Fund may invest in high yield-high risk securities. High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING

Each fund may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES

Equity securities purchased by the Core Bond, Capital Growth, High Yield and Balanced Funds may be in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such


                                                         Phoenix Series Fund  39
developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

   o  adding the values of all securities and other assets of the fund,

   o  subtracting liabilities, and

   o  dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.


40 Phoenix Series Fund

 Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

 The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Balanced Fund and the Capital Growth Fund presently offer two classes of shares, and the Aggressive Growth Fund, Core Bond Fund, the High Yield Fund and the Money Market Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these


                                                         Phoenix Series Fund  41
fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Aggressive Growth Fund, Capital Growth Fund and Balanced Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00% (0.75% for the Money Market Fund)) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. (Aggressive Growth Fund, Core Bond Fund, High Yield Fund and Money Market Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


42  Phoenix Series Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES
CORE BOND FUND AND HIGH YIELD FUND

                                                                             SALES CHARGE AS
                                                                             A PERCENTAGE OF
                                                          ---------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                             SALES CHARGE AS
                                                                             A PERCENTAGE OF
                                                          ---------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES

Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR          1            2          3           4           5           6+
--------------------------------------------------------------------------------
CDSC            5%           4%         3%          2%          2%          0%



                                                        Phoenix Series Fund  43

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(AGGRESSIVE GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

  YEAR               1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open


44 Phoenix Series Fund
your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

   o Receive both dividends and capital gain distributions in additional shares;

   o Receive dividends in additional shares and capital gain distribution in cash;

   o Receive dividends in cash and capital gain distributions in additional shares; or

   o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------

                                                         Phoenix Series Fund  45

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, and number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
Through express delivery             Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184. Be sure to include the
                                     registered owner's name, fund and account
                                     number, and number of shares or dollar
                                     value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $50,000, requests can be
                                     made by calling (800) 243-1574.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0)
------------------------------------ -------------------------------------------
By Check (Core Bond Fund, High       If you selected the checkwriting feature,
Yield Fund and Money Market Fund     you may write checks for amounts of $500 or
only.)                               more. Checks may not be used to close an
                                     account.
----------------------------------- --------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the


46  Phoenix Series Fund
funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.


                                                         Phoenix Series Fund  47

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B or Class C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting


48 Phoenix Series Fund
            them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

         o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


                                                         Phoenix Series Fund  49

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                                 DIVIDEND PAID
--------------------------------------------------------------------------------
   Aggressive Growth Fund                                Semiannually
--------------------------------------------------------------------------------
   Balanced Fund                                          Quarterly
--------------------------------------------------------------------------------
   Capital Growth Fund                                   Semiannually
--------------------------------------------------------------------------------
   Core Bond Fund                                          Monthly
--------------------------------------------------------------------------------
   High Yield Fund                                         Monthly
--------------------------------------------------------------------------------
   Money Market Fund                                        Daily
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


50 Phoenix Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, except as indicated. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                                CLASS A
                                                      ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2000         1999        1998        1997        1996
                                                          ----         ----        ----        ----        ----
Net asset value, beginning of period                     $9.04        $9.83       $9.66       $9.47        $9.60
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.59         0.59        0.59        0.55         0.52
   Net realized and unrealized gain (loss)               (0.16)       (0.78)       0.18        0.17        (0.15)
                                                         -----        -----       -----       -----        -----
   TOTAL FROM INVESTMENT OPERATIONS                       0.43        (0.19)       0.77        0.72         0.37
                                                         -----        -----       -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.55)       (0.56)      (0.57)      (0.53)       (0.50)
   In excess of net investment income                    (0.06)       (0.04)      (0.03)         --           --
                                                         -----        -----       -----       -----        -----
     TOTAL DISTRIBUTIONS                                 (0.61)       (0.60)      (0.60)      (0.53)       (0.50)
                                                         -----        -----       -----       -----        -----
Change in net asset value                                (0.18)       (0.79)       0.17        0.19        (0.13)
                                                         -----        -----       -----       -----        -----
NET ASSET VALUE, END OF PERIOD                           $8.86        $9.04       $9.83       $9.66        $9.47
                                                         =====        =====       =====       =====        =====
Total return(1)                                          $4.98%       (1.97)%      8.16%       7.85%        4.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $119,734     $144,923    $180,628    $182,250     $208,552
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.17%        1.04%       1.00%       0.98%        1.03%
   Net investment income                                  6.01%        5.62%       5.46%       5.63%        5.55%
Portfolio turnover                                         146%         112%        290%        377%         379%

-----------------------
(1) Maximum sales load is not reflected in the total return calculation.


                                                         Phoenix Series Fund  51

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS CORE BOND FUND

                                                                                 CLASS B
                                                      --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                           2000        1999        1998        1997        1996
                                                           ----        ----        ----        ----        ----
Net asset value, beginning of period                      $8.97       $9.77       $9.60       $9.45       $9.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.50        0.51        0.52        0.47        0.44
   Net realized and unrealized gain (loss)                (0.14)      (0.78)       0.18        0.17       (0.14)
                                                          -----       -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                      0.36       (0.27)       0.70        0.64        0.30
                                                          -----       -----       -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.46)      (0.49)      (0.51)      (0.49)      (0.43)
   In excess of net investment income                     (0.05)      (0.04)      (0.02)         --          --
                                                          -----       -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                  (0.51)      (0.53)      (0.53)      (0.49)      (0.43)
                                                          -----       -----       -----       -----       -----
Change in net asset value                                 (0.15)      (0.80)       0.17        0.15       (0.13)
                                                          -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                            $8.82       $8.97       $9.77       $9.60       $9.45
                                                          =====       =====       =====       =====       =====
Total return(1)                                            4.21%      (2.77)%      7.48%       6.94%       3.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $7,633     $11,737     $12,902      $5,321      $4,875
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.91%       1.79%       1.75%       1.71%       1.78%
   Net investment income                                   5.25%       4.89%       4.74%       4.91%       4.79%
Portfolio turnover                                          146%        112%        290%        377%        379%


PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                              CLASS C
                                                      -------------------------
                                                                      FROM
                                                          YEAR      INCEPTION
                                                          ENDED    0/12/99 TO
                                                        10/31/00   1 10/31/99
                                                        --------   ----------
Net asset value, beginning of period                      $8.99       $8.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.48        0.03
   Net realized and unrealized gain (loss)                (0.11)       0.03
                                                          -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                      0.37        0.06
                                                          -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.47)      (0.03)
In excess of net investment income                        (0.05)         --
                                                          -----       -----
     TOTAL DISTRIBUTIONS                                  (0.52)      (0.03)
                                                          -----       -----
Change in net asset value                                 (0.15)       0.03
                                                          -----       -----
NET ASSET VALUE, END OF PERIOD                            $8.84       $8.99
                                                          =====       =====
Total return(1)                                            4.30%       0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $226        $101
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.91%       1.37%(2)
   Net investment income                                   5.31%       4.97%(2)
Portfolio turnover                                          146%        112%

----------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.


52 Phoenix Series Fund

--------------------------------------------------------------------------------


PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                                 CLASS A
                                                      --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2000        1999        1998        1997        1996
                                                          ----        ----        ----        ----        ----
Net asset value, beginning of period                     $24.54      $13.72      $17.20      $16.84      $16.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.14)(2)   (0.08)(2)   (0.03)      (0.08)(2)   (0.13)(2)
   Net realized and unrealized gain (loss)                10.50       10.90        0.04        2.95        2.64
                                                          -----       -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                     10.36       10.82        0.01        2.87        2.51
                                                          -----       -----       -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                      --          --          --          --       (0.02)
   Dividends from net realized gains                      (2.91)         --       (3.46)      (2.51)      (2.16)
   In excess of net realized gains                           --          --       (0.03)         --          --
                                                          -----       -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                  (2.91)         --       (3.49)      (2.51)      (2.18)
                                                          -----       -----       -----       -----       -----
Change in net asset value                                  7.45       10.82       (3.48)       0.36        0.33
                                                          -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                           $31.99      $24.54      $13.72      $17.20      $16.84
                                                          =====       =====       =====       =====       =====
Total return(1)                                           42.90%      78.94%       0.38%      19.67%      17.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $622,964    $378,427    $222,149    $246,002    $233,488
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.13%(4)    1.19%(3)    1.21%       1.20%       1.20%
   Net investment income                                  (0.43)%     (0.41)%     (0.18)%     (0.53)%     (0.81)%
Portfolio turnover                                          158%        167%        176%        518%        401%


PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                                                                                 CLASS B
                                                      --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2000       1999        1998         1997        1996
                                                          ----       ----        ----         ----        ----
Net asset value, beginning of period                     $23.40     $13.18       $16.76      $16.57      $16.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.38)(2)  (0.22)(2)    (0.12)      (0.20)(2)   (0.25)(2)
   Net realized and unrealized gain (loss)                10.02      10.44         0.03        2.90        2.60
                                                          -----      -----        -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                      9.64      10.22        (0.09)       2.70        2.35
                                                          -----      -----        -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --           --          --          --
   Dividends from net realized gains                      (2.91)        --        (3.46)      (2.51)      (2.16)
   In excess of net realized gains                           --         --        (0.03)         --          --
                                                          -----      -----        -----       -----       -----
     TOTAL DISTRIBUTIONS                                  (2.91)        --        (3.49)      (2.51)      (2.16)
                                                          -----      -----        -----       -----       -----
Change in net asset value                                  6.73      10.22        (3.58)       0.19        0.19
                                                          -----      -----        -----       -----       -----
NET ASSET VALUE, END OF PERIOD                           $30.13     $23.40       $13.18      $16.76      $16.57
                                                          =====      =====        =====       =====       =====
Total return(1)                                           41.89%     77.54%       (0.28)%     18.70%      16.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $64,351    $27,334      $14,157     $13,611     $10,466
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.88%(4)   1.94%(3)     1.96%       1.96%       1.95%
   Net investment income (loss)                           (1.20)%    (1.16)%      (0.93)%     (1.28)%     (1.57)%
Portfolio turnover                                          158%       167%         176%        518%        401%

-------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                         Phoenix Series Fund  53

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH FUND


                                                                               CLASS A
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----
Net asset value, beginning of period                   $29.61       $24.95       $27.83       $26.87       $24.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.12)       (0.06)       (0.06)        0.14         0.20
   Net realized and unrealized gain (loss)               3.35         7.06         2.73         5.62         3.63
                                                        -----        -----        -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                    3.23         7.00         2.67         5.76         3.83
                                                        -----        -----        -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                    --           --           --        (0.21)       (0.25)
   Dividends from net realized gains                    (3.70)       (2.39)       (5.55)       (4.59)       (1.63)
                                                        -----        -----        -----        -----        -----
     TOTAL DISTRIBUTIONS                                (3.70)       (2.39)       (5.55)       (4.80)       (1.88)
                                                        -----        -----        -----        -----        -----
Capital contribution from Adviser                          --         0.05           --           --           --
                                                        -----        -----        -----        -----        -----
Change in net asset value                               (0.47)        4.66        (2.88)        0.96         1.95
NET ASSET VALUE, END OF PERIOD                         $29.14       $29.61       $24.95       $27.83       $26.87
Total return(1)                                         10.43%       29.76%(3)    12.26%       24.81%       16.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $2,796,095   $2,819,742   $2,434,217   $2,518,289    2,347,471
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.06%(4)     1.07%(4)     1.08%        1.10%        1.17%
   Net investment income (loss)                         (0.39)%      (0.23)%      (0.22)%       0.53%        0.80%
Portfolio turnover                                         75%         100%         110%         196%         116%

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                                                 CLASS B
                                                      --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                        2000          1999        1998         1997         1996
                                                        ----          ----        ----         ----         ----
Net asset value, beginning of period                   $28.68       $24.40       $27.51       $26.63       $24.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.34)       (0.26)       (0.24)       (0.06)          --
   Net realized and unrealized gain (loss)               3.26         6.88         2.68         5.57         3.61
                                                        -----        -----        -----        -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                    2.92         6.62         2.44         5.51         3.61
                                                        -----        -----        -----        -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                    --           --           --        (0.04)       (0.09)
   Dividends from net realized gains                    (3.70)       (2.39)       (5.55)       (4.59)       (1.63)
                                                        -----        -----        -----        -----        -----
     TOTAL DISTRIBUTIONS                                (3.70)       (2.39)       (5.55)       (4.63)       (1.72)
                                                        -----        -----        -----        -----        -----
Capital contribution from Adviser                          --         0.05           --           --           --
                                                        -----        -----        -----        -----        -----
Change in net asset value                               (0.78)        4.28        (3.11)        0.88         1.89
                                                        -----        -----        -----        -----        -----
NET ASSET VALUE, END OF PERIOD                         $27.90       $28.68       $24.40       $27.51       $26.63
                                                        =====        =====        =====        =====        =====
Total return(1)                                          9.61%       28.80%(3)    11.41%       23.89%       15.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $100,558      $97,963      $76,060      $68,022      $45,326
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.81%(4)     1.82%(4)     1.83%        1.85%        1.93%
   Net investment income (loss)                         (1.14)%      (0.99)%      (0.97)%      (0.25)%       0.01%
Portfolio turnover                                         75%         100%         110%         196%         116%

-----------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3)Total return includes the effect of a capital contribution from the Adviser. Without this contribution total return would have been 29.54% and 28.58% for Class A and Class B Shares, respectively.
(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would not significantly differ.



54  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                                CLASS A
                                                      ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2000        1999         1998        1997         1996
                                                          ----        ----         ----        ----         ----
Net asset value, beginning of period                     $7.53       $7.55        $9.09       $8.63        $8.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.79        0.76         0.83        0.80         0.78
   Net realized and unrealized gain (loss)               (0.95)         --        (1.56)       0.46         0.46
                                                         -----       -----        -----       -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                    (0.16)       0.76        (0.73)       1.26         1.24
                                                         -----       -----        -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.78)      (0.78)       (0.81)      (0.80)       (0.78)
                                                         -----       -----        -----       -----        -----
     TOTAL DISTRIBUTIONS                                 (0.78)      (0.78)       (0.81)      (0.80)       (0.78)
                                                         -----       -----        -----       -----        -----
Change in net asset value                                (0.94)      (0.02)       (1.54)       0.46         0.46
                                                         -----       -----        -----       -----        -----
NET ASSET VALUE, END OF PERIOD                           $6.59       $7.53        $7.55       $9.09        $8.63
                                                         =====       =====        =====       =====        =====
Total return(1)                                          (2.65)%     10.16%       (8.97)%     15.03%       15.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $312,544    $391,057     $427,659    $532,906     $501,265
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.22%(3)    1.16%(2)     1.12%       1.11%        1.17%
   Net investment income                                 10.35%       9.71%        9.13%       8.76%        9.21%
Portfolio turnover                                          80%         73%         103%        167%         162%


PHOENIX-GOODWIN HIGH YIELD FUND
                                                                                CLASS B
                                                    ----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2000        1999         1998        1997         1996
                                                          ----        ----         ----        ----         ----
Net asset value, beginning of period                     $7.51       $7.52        $9.07       $8.63        $8.19
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.72        0.70         0.76        0.73         0.71
   Net realized and unrealized gain (loss)               (0.95)       0.01        (1.55)       0.46         0.45
                                                         -----       -----        -----       -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                    (0.23)       0.71        (0.79)       1.19         1.16
                                                         -----       -----        -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.74)      (0.72)       (0.76)      (0.75)       (0.72)
                                                         -----       -----        -----       -----        -----
     TOTAL DISTRIBUTIONS                                 (0.74)      (0.72)       (0.76)      (0.75)       (0.72)
                                                         -----       -----        -----       -----        -----
Change in net asset value                                (0.97)      (0.01)       (1.55)       0.44         0.44
                                                         -----       -----        -----       -----        -----
NET ASSET VALUE, END OF PERIOD                           $6.54       $7.51        $7.52       $9.07        $8.63
                                                         =====       =====        =====       =====        =====
Total return(1)                                          (3.52)%      9.37%       (9.61)%     14.18%       14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $43,108     $59,547      $61,026     $52,184      $25,595
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.97%(3)    1.91%(2)     1.88%       1.86%        1.92%
   Net investment income (loss)                           9.62%       8.94%        8.46%       8.00%        8.47%
Portfolio turnover                                          80%         73%         103%        167%         162%

--------------------------
(1) Maximum sales load is not reflected in the total return calculation.

(2)For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B.
(3)For the year ended October 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                         Phoenix Series Fund  55

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND


                                                          CLASS C
                                         --------------------------------------------
                                                                           FROM
                                                                        INCEPTION
                                             YEAR ENDED OCTOBER 31,     2/27/98 TO
                                              2000           1999        10/31/98
                                              ----           ----       ----------
Net asset value, beginning of period         $7.53           $7.54         $9.31
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               0.73            0.71          0.50
   Net realized and unrealized gain (loss)   (0.96)             --         (1.76)
                                             -----           -----         -----
     TOTAL FROM INVESTMENT OPERATIONS        (0.23)           0.71         (1.26)
                                             -----           -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.74)          (0.72)        (0.51)
                                             -----           -----         -----
     TOTAL DISTRIBUTIONS                     (0.74)          (0.72)        (0.51)
                                             -----           -----         -----
Change in net asset value                    (0.97)          (0.01)        (1.77)
                                             -----           -----         -----
NET ASSET VALUE, END OF PERIOD               $6.56           $7.53         $7.54
                                             =====           =====         =====
Total return(1)                              (3.51)%          9.38%       (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $2,689          $3,052        $1,669
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.97%(4)        1.91%(4)      1.88%(2)
   Net investment income (loss)               9.69%           8.85%         8.94%(2)
Portfolio turnover                              80%             73%          103%



PHOENIX-GOODWIN MONEY MARKET FUND
                                                                               CLASS A
                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                       2000          1999         1998         1997        1996
                                                       ----          ----         ----         ----        ----
Net asset value, beginning of period                   $1.00        $1.00         $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.054        0.044         0.049        0.048       0.047
                                                      ------       ------        ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.054        0.044         0.049        0.048       0.047
                                                      ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.054)      (0.044)       (0.049)      (0.048)     (0.047)
                                                      ------       ------        ------       ------      ------
Change in net asset value                                 --           --            --           --          --
                                                      ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00         $1.00        $1.00       $1.00
                                                      ======       ======        ======       ======      ======
Total return                                            5.59%        4.47%         5.00%        4.76%       4.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $164,125     $205,066      $195,292     $188,695    $192,859
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   0.80%(4)     0.77%(4)      0.73%        0.79%       0.84%
   Net investment income                                5.41%        4.41%         4.90%        4.76%       4.68%

------------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not Annualized.

(4)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



56  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND

                                                                                CLASS B
                                                    -----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2000        1999          1998         1997        1996
                                                         ----        ----          ----         ----        ----
Net asset value, beginning of period                    $1.00        $1.00         $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.047        0.036         0.041       0.040       0.039
                                                       ------       ------        ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.047        0.036         0.041       0.040       0.039
                                                       ------       ------        ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.047)      (0.036)       (0.041)     (0.040)     (0.039)
                                                       ------       ------        ------      ------      ------
Change in net asset value                                  --           --            --          --          --
                                                       ------       ------        ------      ------      ------
NET ASSET VALUE, END OF PERIOD                          $1.00        $1.00         $1.00       $1.00       $1.00
                                                       ======       ======        ======      ======      ======
Total return                                             4.80%        3.69%         4.22%       4.02%       3.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $18,616      $20,054       $19,978     $15,013     $10,223
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.56%(2)     1.52%(2)      1.48%       1.55%       1.59%
   Net investment income                                 4.65%        3.66%         4.15%       4.02%       3.92%



PHOENIX-GOODWIN MONEY MARKET FUND
                                                                CLASS C
                                                     ------------------------------
                                                                       FROM
                                                         YEAR        INCEPTION
                                                        ENDED       10/12/99 TO
                                                       10/31/00      10/31/99
                                                       --------     -----------
Net asset value, beginning of period                    $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.044         0.003
                                                       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.044         0.003
                                                       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.044)       (0.003)
                                                       ------        ------
Change in net asset value                                  --            --
                                                       ------        ------
NET ASSET VALUE, END OF PERIOD                          $1.00         $1.00
                                                       ======        ======
Total return                                             4.55%         0.19%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $1,435          $145
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.83%(2)      1.82%(1)(2)
   Net investment income                                 4.56%         3.95%(1)

----------------------
(1) Annualized.

(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                         Phoenix Series Fund  57

--------------------------------------------------------------------------------

PHOENIX-OAKHURST BALANCED FUND

                                                                              CLASS A
                                               ------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                     2000          1999          1998         1997        1996
                                                     ----          ----          ----         ----        ----
Net asset value, beginning of period                $17.92        $16.29        $18.07       $17.56      $17.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.47          0.40          0.42         0.48        0.48
   Net realized and unrealized gain (loss)            0.77          2.25          0.90         2.38        1.46
                                                     -----         -----         -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                 1.24          2.65          1.32         2.86        1.94
                                                     -----         -----         -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.44)        (0.39)        (0.40)       (0.48)      (0.49)
   Dividends from net realized gains                 (1.09)        (0.63)        (2.70)       (1.87)      (0.93)
                                                     -----         -----         -----        -----       -----
     TOTAL DISTRIBUTIONS                             (0.53)        (1.02)        (3.10)       (2.35)      (1.42)
                                                     -----         -----         -----        -----       -----
Change in net asset value                            (0.29)         1.63         (1.78)        0.51        0.52
                                                     -----         -----         -----        -----       -----
NET ASSET VALUE, END OF PERIOD                      $17.63        $17.92        $16.29       $18.07      $17.56
                                                     =====         =====         =====        =====       =====
Total return(1)                                       7.13%        16.73%         8.68%       18.04%      12.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $1,423,113    $1,561,026    $1,548,475   $1,702,385  $1,897,306
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.00%(2)      0.97%(2)      0.97%        0.98%       1.01%
   Net investment income                              2.55%         2.19%         2.41%        2.65%       2.74%
Portfolio turnover                                      50%           57%          138%         206%        191%


PHOENIX-OAKHURST BALANCED FUND
                                                                               CLASS B
                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                     2000         1999           1998         1997        1996
                                                     ----         ----           ----         ----        ----
Net asset value, beginning of period                $17.85        $16.25        $18.04       $17.54      $17.01
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.33          0.27          0.30         0.35        0.35
   Net realized and unrealized gain (loss)            0.77          2.24          0.90         2.37        1.47
                                                     -----         -----         -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                 1.10          2.51          1.20         2.72        1.82
                                                     -----         -----         -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.34)        (0.28)        (0.29)       (0.35)      (0.36)
   Dividends from net realized gains                 (1.09)        (0.63)        (2.70)       (1.87)      (0.93)
                                                     -----         -----         -----        -----       -----
     TOTAL DISTRIBUTIONS                             (1.43)        (0.91)        (2.99)       (2.22)      (1.29)
                                                     -----         -----         -----        -----       -----
Change in net asset value                            (0.33)         1.60         (1.79)        0.50        0.53
                                                     -----         -----         -----        -----       -----
NET ASSET VALUE, END OF PERIOD                      $17.52        $17.85        $16.25       $18.04      $17.54
                                                     =====         =====         =====        =====       =====
Total return(1)                                       6.29%        15.84%         7.91%       17.13%      11.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $35,242       $38,613       $32,988      $30,216     $26,209
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.75%(2)      1.72%(2)      1.72%        1.73%       1.76%
   Net investment income                              1.80%         1.45%         1.66%        1.90%       1.96%
Portfolio turnover                                      50%           57%          138%         206%        191%

------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


58  Phoenix Series Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The funds have filed a Statement of Additional Information about the funds, dated February 28, 2001 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


> by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or

>        by calling (800) 243-4361.

You may also obtain information about the funds from the Securities and Exchange
Commission:

>        through its internet site (http://www.sec.gov),

>        by visiting its Public Reference Room in Washington, DC,

> by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

>        by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

SHAREHOLDER REPORTS

The funds semiannually mail to shareholders detailed reports containing information about each fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from November 1 through October
31. You may request a free copy of the funds' Annual and Semiannual Reports:

> by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or

>        by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

SEC File Nos. 2-14069 and 811-810                    [Recycle Logo] Printed on recycled paper using soybean ink

                                                          Phoenix Series Fund 59

PHOENIX EQUITY PLANNING CORPORATION
PO Box 0480
Hartford CT 06115-0480


[LOGO] PHOENIX
       INVESTMENT PARTNERS




For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361. Now
you can access your fax forms online
at www.phoenixinvestments.com




PXP 393 (2/01)

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2001


    This Statement of Additional Information is not the Prospectus but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated February 28, 2001 and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361, or by writing to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

                                TABLE OF CONTENTS


                                                                           PAGE
The Trust.................................................................   1
Investment Restrictions...................................................   1
Investment Techniques and Risks...........................................   2
Performance Information...................................................   9
Performance Comparisons...................................................  10
Portfolio Turnover........................................................  11
Portfolio Transactions and Brokerage......................................  11
Services of the Advisers..................................................  12
Net Asset Value...........................................................  13
How to Buy Shares.........................................................  14
Alternative Purchase Arrangements.........................................  15
   Purchases of Shares of the Money Market Fund...........................  15
Investor Account Services.................................................  17
How to Redeem Shares......................................................  19
Tax-Sheltered Retirement Plans............................................  20
Dividends, Distributions And Taxes........................................  21
The Distributor...........................................................  22
Distribution Plans........................................................  24
Management of the Trust...................................................  24
Additional Information....................................................  32


                        Customer Service: (800) 243-1574
                        Sales Information: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                  Telecommunication Device TTY: (800) 243-1926


   PXP427B (2/01)

                                    THE TRUST

   Phoenix Series Fund (the "Trust") is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware business trust in November 2000. The trust presently comprises six series: the Phoenix-Duff & Phelps Core Bond Fund (the "Bond Fund") (formerly, the U.S. Government Securities Fund), Phoenix-Engemann Aggressive Growth Fund (the "Aggressive Growth Fund"); Phoenix-Engemann Capital Growth Fund (the "Growth Fund"); Phoenix-Goodwin High Yield Fund (the "High Yield Fund"); Phoenix-Goodwin Money Market Fund (the "Money Market Fund"); and Phoenix-Oakhurst Balanced Fund (the "Balanced Fund"); each a "Fund" and, collectively, the "Funds."

    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.


    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment obligations.

BORROWING
   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES
   The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES
   The Funds, except the Money Market Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

ILLIQUID SECURITIES
   The Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS
   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS
   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES
   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS
   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RESTRICTED SECURITIES
   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

SWAP AGREEMENTS
   All funds, except the Core Bond and Money Market Funds, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.


                             PERFORMANCE INFORMATION


   Performance information for each Fund (and Class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or Class thereof.

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each Class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1


   For the 7-day period ending October 31, 2000, the yield of the Money Market Fund was 5.75% for Class A Shares, 5.00% for Class B Shares and 4.76% for Class C Shares. For the same period, the effective yield of this Fund was 5.92% for Class A Shares, 5.12% for Class B Shares and 4.87% for Class C Shares.


   Quotations of yield for the High Yield, Bond and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6)-1]
              ---
              cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


    For the 30-day period ended October 31, 2000, the yields for the Balanced Fund were 2.77% for Class A Shares and 2.11% for Class B Shares. For the 30-day period ended October 31, 2000, the yields for the Bond Fund were 5.33% for Class A Shares, 4.84% for Class B Shares and 4.84% for Class C Shares. For the 30-day period ended October 31, 2000, the yields for the High Yield Fund were 10.36% for Class A Shares, 10.12% for Class B Shares and 10.12% for Class C Shares.


   Total return is a measure of the change in value of an investment in a Fund, or Class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical

$1,000 investment in the Fund or a Class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.


   The manner in which total return will be calculated for public use is described above. The following table illustrates the total return for each Fund for the periods ended October 31, 2000.

               AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2000

                                                                                         Periods Ended
                                                                  ------------------------------------------------------------
                                                                                                             10 Year or
         Fund                                                         1 Year           5 Year           Since Inception(1)
----------------------------------------                             --------         --------         -------------------
Aggressive Growth Class A                                             34.68%            27.73%               22.95%
Aggressive Growth Class B                                             37.89%            28.29%               28.09%
Balanced Class A                                                       0.97%            11.12%               11.17%
Balanced Class B                                                       2.37%            11.60%               11.56%
Bond Class A                                                          -0.01%             3.54%                6.12%
Bond Class B                                                           0.28%             3.78%                4.22%
Bond Class C                                                            4.30%             N/A                 4.58%
Growth Class A                                                         4.08%            17.10%               15.38%
Growth Class B                                                         5.72%            17.61%               18.18%
High Yield Class A                                                    -7.27%             4.40%                9.21%
High Yield Class B                                                    -7.01%             4.58%                3.70%
High Yield Class C                                                     -3.51%             N/A                -3.59%


(1) Since inception, July 15, 1994 for Class B Balanced and Growth; July 21, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; February 24, 1994 for Class B Bond; February 27, 1998 for Class C High Yield and October 12, 1999 for Class C Bond.

 NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.


   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, Merrill Lynch High Yield Master II Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended October 31, 1998, 1999 and 2000, brokerage commission paid by the Trust on portfolio transactions totaled $6,306,652, $5,908,949 and $4,629,332, respectively. In the fiscal years ended October 31, 1998, 1999, and 2000, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $34,040, $157,635 and $0 in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer. In the fiscal year ended October 31, 2000, the Trust paid brokerage commissions of $626,037 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended October 31, 2000, the amount paid to PXP Securities Corp. was 13.5% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 12.1% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $922,975 paid during the fiscal year ended October 31, 2000, were paid on portfolio transactions aggregating $1,137,637,460 executed by brokers who provided research and other statistical information.

                            SERVICES OF THE ADVISERS

   The investment adviser to the Bond Fund is Duff & Phelps Investment Management Co. ("Duff & Phelps"), which is located at 55 East Monroe Street, Chicago, Illinois 60603. The investment adviser to each of the other funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   PXP is an independent registered investment advisory firm and has served investors for over 70 years. As of December 31, 2000 PXP had approximately $56.6 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC also acts as the investment adviser for 13 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2000, PIC had approximately $24.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 2000, Duff & Phelps had approximately $7 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the Aggressive Growth Fund and Capital Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to five mutual funds, as subadviser to five mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2000, Engemann had $9.2 billion in assets under management. Engemann has been an investment adviser since 1969.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.


   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85%, 1.60% and 1.85% of average daily net asset values for Class A Shares, Class B Shares and Class C Shares, respectively. Such reimbursement will be made monthly.


   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   For services to the Trust during the fiscal years ended October 31, 1998, 1999 and 2000, the Adviser received fees of $33,051,667, $33,577,315 and
$37,827,556, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:


                                                        1998                       1999                      2000
                                                       ------                     ------                    -------
Aggressive Growth Fund                                $1,847,122                $2,312,441                 4,634,035
Balanced Fund                                          8,930,936                 8,742,404                 8,204,629
Bond Fund                                                833,864                   796,046                   628,281
Growth Fund                                           17,237,170                18,467,284                20,650,443
High Yield Fund                                        3,942,021                 3,333,625                 2,839,729
Money Market Fund                                        786,202                   910,014                   870,439



   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND
   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Aggressive Growth Fund, Bond Fund, High Yield Fund and Money Market Fund offer Class C Shares.

    Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--AGGRESSIVE GROWTH FUND, BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


PURCHASES OF SHARES OF THE MONEY MARKET FUND
   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity

Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Trust and of each Fund that each comply with provisions of the Internal Revenue Code (the "Code") relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Fund will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a regulated investment company ("RIC") each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Fund's gross income, in the case of individual distributees, or 100% of the distributing Fund's gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 do not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Fund's gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Funds. The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Funds will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.

   The Trust is required to withhold for income taxes, 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The Trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   This discussion of "Dividends, Distributions and Taxes" is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 1998, 1999 and 2000, purchasers of shares of the Funds paid aggregate sales charges of $4,783,475, $4,231,379 and $4,735,134, respectively, of which the Distributor received net commissions of $1,048,347, $1,112,429 and $1,284,268, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2000, the Distributor received net commissions of $414,834 for Class A Shares and deferred sales charges of $869,434 for Class B and Class C Shares.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

CORE BOND FUND AND HIGH YIELD FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
       ----------------------------         -------------------         --------------------         -------------------
       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                        None                         None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                                                       DEALER DISCOUNT
                                                                                                      OR AGENCY FEE AS
            AMOUNT OF TRANSACTION                    SALES CHARGE AS PERCENTAGE OF                      PERCENTAGE OF
              AT OFFERING PRICE               OFFERING PRICE            NET AMOUNT INVESTED            OFFERING PRICE
       ------------------------------        ----------------          ---------------------         -------------------
       Less than $50,000                           5.75%                       6.10%                        5.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.25%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost of Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

       First $200 million                                               .085%
       $200 million to $400 million                                     .05%
       $400 million to $600 million                                     .03%
       $600 million to $800 million                                     .02%
       $800 million to $1 billion                                       .015%
       Greater than $1 billion                                          .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended October 31, 2000, Equity Planning received $2,225,727.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.


   For the fiscal year ended October 31, 2000, the Funds paid Rule l2b-l Fees in the amount of $17,085,871, of which the principal underwriter received $3,804,642; W.S. Griffith & Co., Inc., an affiliate, received $1,521,625; and unaffiliated broker-dealers received $11,759,604. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $15,152,106; (2) compensation to sales personnel, $3,903,015; (3) advertising, $1,795,922; (4) printing and mailing of prospectuses to other than current shareholders, $186,516; (5) service costs, $990,163, and (6) other, $612,597.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.

                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------


Robert Chesek (66)                      Trustee              Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Seneca Funds (1999-present).

E. Virgil Conway (71)                   Trustee              Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present; Chairman, 1998-present), Accuhealth (1994-present),
                                                             Trism, Inc. (1994-present), Realty Foundation of New York
                                                             (1972-present), Vice Chairman, The Academy of Political Science
                                                             (1985-present) and New York Housing Partnership Development Corp.
                                                             (Chairman) (1981-present). Director/Trustee, Phoenix Funds
                                                             (1993-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                             Funds (2000-present). Director, Duff & Phelps Utilities Tax-Free
                                                             Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Chairman/Member, Audit Committee of the City of New
                                                             York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                             Securities Fund (1989-1996) and Fund Directions (1993-1998).


Harry Dalzell-Payne (71)                Trustee              Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat, Elmore Court                                       Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore GL0S, GL2                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
3NT  U.K.                                                    (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Trustee, Phoenix-Seneca Funds (1999-present).
                                                             Formerly a Major General of the British Army.


*Francis E. Jeffries (70)               Trustee              Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 # 902                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Naples, FL 34108                                            (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                             (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1993-present). Director, The Empire District Electric
                                                             Company (1984-present). Director (1989-1997), Chairman of the
                                                             Board (1993-1997), President (1989-1993), and Chief Executive
                                                             Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (61)                   Trustee              Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                     Carson Products Company. Director/Trustee, Phoenix Funds
Carson Product Company                                       (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
64 Ross Road                                                 Duff & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                           Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                             (1991-present) and Evergreen International Fund, Inc.
                                                             (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust.




                                                                25


                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
*Philip R. McLoughlin(54)                 Trustee and        Chairman (1997-present), Director (1995-present), Vice Chairman
                                          President          (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                             (1999-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990-present), Phoenix Equity
                                                             Planning Corporation. Chairman and Chief Executive Officer,
                                                             Phoenix/Zweig Advisers LLC (1999-present). Director, PXRE
                                                             Corporation (Delaware) (1985-present) and World Trust Fund
                                                             (1991-present). Director and Executive Vice President, Phoenix Life
                                                             and Annuity Company (1996-present). Director and Executive Vice
                                                             President, PHL Variable Insurance Company (1995-present). Director,
                                                             Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director, PHL
                                                             Associates Inc. (1995-present). Director (1992-present) and
                                                             President (1992-1994), W.S. Griffith & Co., Inc.

Everett L. Morris (71)                  Trustee              Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                               Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present).

*James M. Oates (54)                    Trustee              Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
Managing Director                                            Markets LLC) (1997-present). Managing Director, Wydown Group
The Wydown Group                                             (1994-present). Director, Phoenix Investment Partners, Ltd.
IBEX Capital Markets, Inc.                                   (1995-present). Director/Trustee, Phoenix Funds (1987-present).
60 State Street                                              Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Suite 950                                                    Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Boston, MA 02109                                             Funds (2000-present). Director, AIB Govett Funds (1991-2000),
                                                             Investors Financial Service Corporation (1995-present), Investors
                                                             Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                             (1995-present), Stifel Financial (1996-present), Command Systems,
                                                             Inc. (1998-present), Connecticut River Bancorp Inc.
                                                             (1999-present), CT River Bank (1999-present), 1mind.com
                                                             (2000-present) and Endowment for Health (1999-present). Member,
                                                             Chief Executives Organization (1996-present). Chairman, Emerson
                                                             Investment Management Inc. (2000-present). Vice Chairman,
                                                             Massachusetts Housing-Partnership (1998-2000). Director, Blue
                                                             Cross and Blue Shield of New Hampshire (1994-1999).




                                                                26

                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
Herbert Roth, Jr. (72)                  Trustee              Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                           (2000-present). Director, Boston Edison Company (1978-present),
                                                             Landauer, Inc. (medical services) (1970-present), Tech
                                                             Ops./Sevcon, Inc. (electronic controllers) (1987-present), and
                                                             Mark IV Industries (diversified manufacturer) (1985-present).
                                                             Member, Directors Advisory Council, Phoenix Home Life Mutual
                                                             Insurance Company (1998-present). Director, Phoenix Home Life
                                                             Mutual Insurance Company (1972-1998).

Richard E. Segerson (54)                Trustee              Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)             Trustee              Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                          Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                             (1995-present), Compuware (1996-present) and Burroughs Wellcome
                                                             Fund (1996-present). Visiting Professor, University of Virginia
                                                             (1997-present). Director, Duty Free International, Inc. (1997).
                                                             Chairman, Dresing, Lierman, Weicker (1995-1996). Governor of the
                                                             State of Connecticut (1991-1995).


Michael E. Haylon (43)                  Executive Vice       Director and Executive Vice President, Investments, Phoenix
                                        President            Investment Partners, Ltd. (1995-present). Director
                                                             (1994-present), President (1995-present), Executive Vice President
                                                             (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                             Inc. Director, Phoenix Equity Planning Corporation (1995-present).
                                                             Executive Vice President, Phoenix Funds (1993-present),
                                                             Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Executive Vice President (1997-present), Vice
                                                             President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                             Funds.

John F. Sharry (48)                     Executive Vice       President, Retail Division (1999-present), Executive Vice
                                        President            President, Retail Division (1997-1999), Phoenix Investment
                                                             Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                             Equity Planning Corporation (1995-present). Executive Vice
                                                             President, Phoenix Funds, Phoenix-Aberdeen Series Funds
                                                             (1998-present) and Phoenix-Seneca Funds (2000-present).

Roger Engemann (60)                     Senior Vice          President and Director (1969-present), Roger Engemann &
600 North Rosemead Blvd.                President            Associates, Inc. Senior Vice President, Phoenix Series Fund,
Pasadena, CA 91107                                           Phoenix Strategic Equity Series Fund (1998-present). Vice
                                                             President, Phoenix Investment Counsel, Inc. (1998-present).
                                                             Chairman, Owner (1996-present), Pasadena National Trust Company.
                                                             Chairman, President and Director (1988-present), Pasadena Capital
                                                             Corporation. Chairman of the Board, President and Trustee
                                                             (1986-present), Phoenix-Engemann Funds. Chairman, President and
                                                             Director, Roger Engemann Management Co., Inc. (1985-present).


                                                                27


                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
James D. Wehr (43)                      President            Senior Vice President, Fixed Income (1998-present), Managing
                                                             Director, Fixed Income (1996-1998), Vice President (1991-1996),
                                                             Phoenix Investment Counsel, Inc. Senior Vice President
                                                             (1997-present), Vice President (1988-1997) Phoenix
                                                             Multi-Portfolio Fund; Senior Vice President (1997-present), Vice
                                                             President (1990-1997) Phoenix Series Fund; Senior Vice President
                                                             (1997-present), Vice President (1993-1997) Phoenix-Goodwin
                                                             California Tax Exempt Bond Fund, and Senior Vice President
                                                             (1997-present), Vice President (1996-1997) Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Senior Vice President (1997-present)
                                                             Phoenix-Goodwin Multi-Sector Fixed Income Fund, Phoenix-Goodwin
                                                             Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst Income &
                                                             Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund.
                                                             Senior Vice President and Chief Investment Officer, Duff & Phelps
                                                             Utilities Tax Free Income Inc. (1997-present).

David L. Albrycht (39)                  Vice                 Managing Director, Fixed Income (1996-present) and Vice President
                                        President            (1995-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1993-present), Phoenix-Goodwin
                                                             Multi-Sector Short Term Bond Fund (1993-present), Phoenix-Goodwin
                                                             Multi-Sector Fixed Income Fund (1994-present), and Phoenix Series
                                                             Fund (1997-present).


Malcolm Axon (41)                       Vice President       Chief Financial Officer and Secretary (1995-present), Controller
600 North Rosemead Blvd.                                     (1991-1995), Roger Engemann & Associates, Inc. Chief Financial
Pasadena, CA 91107                                           Officer and Secretary, Roger Engemann Management Co. Inc.
                                                             (1995-present) and Pasadena Capital Corporation (1995-present).

Steven L. Colton (41)                   Vice                 Managing Director, Value Equities, Phoenix Investment Counsel,
                                        President            Inc. (1997-present). Vice President, Phoenix Series Fund, Phoenix
                                                             Equity Series Fund (1997-present). Vice President,
                                                             Phoenix-Oakhurst Income & Growth Fund (1998-present) and
                                                             Phoenix-Oakhurst Strategic Allocation Fund (1999-present). Vice
                                                             President/Senior Portfolio Manager, American Century Investment
                                                             Management (1987-1997). Portfolio Manager, American Century/Benham
                                                             Income and Growth Fund (1990-1997), American Century/Benham Equity
                                                             Growth Fund (1991-1996) and American Century/Benham Utilities Income
                                                             Fund (1993-1997).

Robert A. Driessen (53)                 Vice President and   Vice President, Compliance, Phoenix Investment Partners, Ltd.
                                        Assistant Secretary  (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                             Series Fund, Phoenix-Duff & Phelps Institutional Mutual Funds,
                                                             and Phoenix-Seneca Funds (1999-present). Compliance Officer,
                                                             (2000-present) and Associate Compliance Officer (1999) PXP
                                                             Securities Corp. Vice President, Risk Management Liaison, Bank of
                                                             America (1996-1999). Vice President, Securities Compliance, The
                                                             Prudential Insurance Company of America (1993-1996). Branch
                                                             Chief/Financial Analyst, Securities and Exchange Commission,
                                                             Division of Investment Management (1972-1993).


                                                                28

                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
Christopher J. Kelleher (45)            Vice                 Managing Director, Fixed Income (1996-present), Vice President
                                        President            (1991-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                             Phoenix Series Fund (1998-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present),  Phoenix-Oakhurst
                                                             Income & Growth Fund (1998-present) and Phoenix-Oakhurst
                                                             Strategic Allocation Fund (1998-present). Portfolio Manager,
                                                             Public Bonds, Phoenix Home Life Insurance Company (1991-1995).


James E. Mair (58)                      Vice                 Executive Vice President (1994-present) and Senior Vice President
600 North Rosemead Blvd.                President            (1983-1994), Roger Engemann & Associates, Inc. Vice President,
Pasadena, CA 91107                                           Phoenix Series Fund (1998-present). Managing Director, Equities,
                                                             Phoenix Investment Counsel, Inc. (1998-present). Executive Vice
                                                             President (1994-present) and Security Analyst (1983-1994), Roger
                                                             Engemann Management Co., Inc. Executive Vice President and
                                                             Director (1994-present), Pasadena Capital Corporation. Director
                                                             (1989-present), Pasadena National Trust Company.

William R. Moyer (56)                   Vice                 Executive Vice President and Chief Financial Officer
                                        President            (1999-present), Senior Vice President and Chief Financial Officer
                                                             (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                             (1998-present), Senior Vice President, Finance (1990-present),
                                                             Chief Financial Officer (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation. Director
                                                             (1998-present), Senior Vice President (1990-present), Chief
                                                             Financial Officer (1996-present) and Treasurer (1994-present),
                                                             Phoenix Investment Counsel, Inc. Director (1998-present), Senior
                                                             Vice President and Chief Financial Officer, Duff & Phelps
                                                             Investment Management Co. (1996-present). Vice President, Phoenix
                                                             Funds (1990-present), Phoenix-Duff & Phelps Institutional Mutual
                                                             Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Executive Vice President, Phoenix-Seneca Funds
                                                             (2000-present).

Timothy P. Norman (46)                  Vice                 Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                                        President            (1998-present). Vice President, Phoenix Series Fund (1998-present).
                                                             Executive Vice President (1995-1998), Senior Vice President
                                                             (1992-1994), Duff & Phelps Investment Management Co.

Julie L. Sapia (43)                     Vice                 Director, Money Market Trading (1997-present), Head Money Market
                                        President            Trader (1997), Money Market Trader (1995-1997), Phoenix
                                                             Investment Counsel, Inc. Vice President, The Phoenix Edge Series
                                                             Fund, Phoenix Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds and Phoenix-Aberdeen Series Fund (1997-present).
                                                             Various positions with Phoenix Home Life Mutual Insurance Company
                                                             (1985-1995).

John S. Tilson (56)                     Vice                 Executive Vice President (1994-present), Senior Vice President
600 North Rosemead Blvd.                President            (1983-1994), Roger Engemann & Associates, Inc. Vice President,
Pasadena, CA 91107                                           Phoenix Series Fund (1998-present). Managing Director Equities,
                                                             Phoenix Investment Counsel, Inc. (1998-present), Executive Vice
                                                             President and Director (1994-present), Senior Vice President and
                                                             Director (1990-1994), Pasadena Capital Corporation. Executive
                                                             Vice President (1994-present) and Security Analyst (1983-1994),
                                                             Roger Engemann Management Co., Inc. Chief Financial Officer and
                                                             Secretary (1988-present), Phoenix-Engemann Funds.

Nancy G. Curtiss (48)                   Treasurer            Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1995-present), Phoenix-Aberdeen Series Fund
                                                             (1996-present) and Phoenix-Seneca Funds (2000-present).


                                                                29

                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
G. Jeffrey Bohne (53)                   Secretary            Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Senior Vice President
Greenfield, MA 01301                                         (1999-present) and Vice President, (1996-1999), Mutual Fund
                                                             Customer Service; Vice President, Transfer Agent Operations
                                                             (1993-1996), Phoenix Equity Planning Corporation. Secretary/Clerk,
                                                             Phoenix Funds (1993-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                             (1996-present) and Phoenix-Seneca Funds (2000-present).

-------------
* Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.


   For services rendered to the Trust during the fiscal year ended October 31, 2000, the Trustees received an aggregate of $107,235 from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the Series and the Funds within the Phoenix Fund complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's fiscal year ended October 31, 2000, the Trustees received the following compensation:


                                                                                                                  Total
                                                                                                              Compensation
                                                                      Pension or                             From Trust and
                                                  Aggregate       Retirement Benefits       Estimated         Fund Complex
                                                 Compensation       Accrued as Part      Annual Benefits       (31 Funds)
           Name                                   From Trust       of Trust Expenses     Upon Retirement    Paid to Trustees
           ----                                   ----------       -----------------     ---------------    ----------------
Robert Chesek                                      $10,250                                                      $55,000
E. Virgil Conway+                                  $10,280                                                      $58,000
Harry Dalzell-Payne+                               $11,750                                                      $68,000
Francis E. Jeffries                                $10,250*                                                     $55,000
Leroy Keith, Jr.                                   $10,250               None                 None              $55,000
                                                                        for any              for any
                                                                        Trustee              Trustee
Philip R. McLoughlin+                              $      0                                                     $      0
Everett L. Morris+                                 $10,625*                                                     $53,000
James M. Oates+                                    $11,200                                                      $60,500
Herbert Roth, Jr. +                                $ 8,030                                                      $39,750
Richard E. Segerson                                $12,300*                                                     $66,000
Lowell P. Weicker, Jr.                             $12,300                                                      $65,250

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $394,061.85, $189,994.71, $162,293.56 and $136,929.08, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

[dagger] Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   At February 2, 2001, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of February 2, 2001 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

Name of Shareholder                                      Name of Fund                Percent of Class      Number of Shares
-------------------                                      ------------                ----------------      ----------------
James V. Bliss                                           Money Market Fund                8.30%                165,872.720
Helen D. Bliss Jt Ten                                    Class C
24 Chesterton Lane
Chesterfield, MO 63017-7837

First Clearing Corporation                               Money Market Fund                5.60%                111,914.150
Carol C. Minion                                          Class C
945 Garnet
Delta, CO 81416-2255

MLPF& S for the Sole                                     Core Bond Fund                  26.67%                226,892.009
Benefit of its Customers                                 Class B
Attn: Fund Administration                                Core Bond Fund                   6.08%                  1,696.074
4800 Deer Lake Dr. E. 3rd Fl.                            Class C
Jacksonville, FL 32246-6484                              Aggressive Growth Fund           7.89%                192,835.634
                                                         Class B
                                                         High Yield Fund                 17.11%              1,258,682.881
                                                         Class B
                                                         High Yield Fund                 29.74%                164,940.885
                                                         Class C

NFSC FEBO                                                High Yield Fund                  5.89%                 32,652.734
Laborers' INTL of NA Local 860                           Class C
4220 Prospect  Avenue
Cleveland, OH  44103-4367

NFSC FEBO                                                Money Market Fund                35.26%               704,827.580
Reliable Capital Limited                                 Class C
48 Par-La-Ville Road, Suite 461
Hamilton HM11
Bermuda

Phoenix Equity Planning Corp                             Core Bond Fund                  43.08%                 12,025.116
Attn:  Corporate Accounting Dept                         Class C
C/O Gene Charon Controller                               Money Market Fund                5.30%                105,911.070
56 Prospect Street - 1CP8                                Class C
Hartford, CT 06103-2818

Phoenix Investment Counsel, Inc                          Aggressive Growth Fund          82.30%                  5,133.470
Attn:  Gene Charon                                       Class C
56 Prospect Street
Hartford, CT  06103-2818

TTEES of Phoenix Savings and Investment Plan             Aggressive Growth Fund           5.44%              1,153,513.525
C/O Suzettee Louro                                       Class A
100 Bright Meadow Boulevard                              Money Market Fund                6.77%             11,527,175.864
P.O. Box 1900                                            Class A
Enfield, CT 06083

State Street Bank & Trust Co.                            Core Bond Fund                  14.43%                  4,028.091
Cust for the IRA Rollover of                             Class C
Richard A. Esten
411B Reach Road
Deer Isle, ME 04627



                                       31

Name of Shareholder                                      Name of Fund                Percent of Class      Number of Shares
-------------------                                      ------------                ----------------      ----------------

State Street Bank & Trust Co.                            Core Bond Fund                   9.89%                  2,759.824
Cust for the IRA of                                      Class C
Tomas J. Gillett
3672 Tamarac Lane
Eau Claire, WI  54701-7264

State Street Bank & Trust Co.                            Core Bond Fund                   9.72%                 2,714.567
Cust for the IRA of                                      Class C
Elizabeth Gillett
3672 Tamarac Lane
Eau Claire, WI  54701-7264

State Street Bank & Trust Co.                            High Yield Fund                 11.71%                 64,948.219
Cust for the IRA Rollover of                             Class C
Rolf E. Werner
1106 Plank Road
Webster, NY  14580-8511


* Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

                                OTHER INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended October 31, 2000, appearing in the Fund's 2000 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Duff & Phelps Core Bond Fund

                        INVESTMENTS AT OCTOBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
U.S. GOVERNMENT SECURITIES--11.0%

U.S. TREASURY BONDS--11.0%
U.S. Treasury Bonds 8.50%, 2/15/20......      AAA       $ 4,200   $  5,381,477
U.S. Treasury Bonds 8.75%, 8/15/20......      AAA         6,550      8,606,182
- ------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,531,582)                                       13,987,659
- ------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--49.2%

Fannie Mae 10%, 5/25/04.................      AAA           762        780,050
Fannie Mae 6.50%, 7/1/14................      AAA         3,787      3,710,844
Fannie Mae 6%, 10/1/14..................      AAA         5,202      5,008,891
Fannie Mae 6.75%, 5/25/19...............      AAA         1,000        987,750
Fannie Mae 6.75%, 6/25/21...............      AAA         1,000        988,430
Fannie Mae 6%, 5/1/29...................      AAA         2,820      2,644,604
Fannie Mae 6.50%, 7/1/29................      AAA         8,389      8,063,755
Fannie Mae 7.50%, 11/1/29...............      AAA         6,145      6,135,358
Fannie Mae 7.50%, 11/1/29...............      AAA         8,220      8,207,042
Fannie Mae 7%, 3/1/30...................      AAA         1,584      1,552,860
Fannie Mae 7%, 4/1/30...................      AAA         9,247      9,064,539
Fannie Mae 6.50%, 4/1/30................      AAA         2,931      2,817,900
Fannie Mae 6.50%, 5/1/30................      AAA           195        187,911
Fannie Mae 8%, 8/1/30...................      AAA         5,645      5,714,042
Fannie Mae 7.50%, 9/1/30................      AAA         4,550      4,542,745
GNMA 8.50%, '01-'22.....................      AAA           124        127,325
GNMA 8%, 9/15/05........................      AAA            68         68,602
GNMA 8%, 9/15/06........................      AAA             9          8,963
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
GNMA 6.50%, 9/15/28.....................      AAA       $ 2,299   $  2,220,127
- ------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $62,117,779)                                       62,831,738
- ------------------------------------------------------------------------------

MUNICIPAL BONDS--1.5%

ILLINOIS--0.8%
Chicago Public Building Commission
Special Obligation Taxable 6.65%,
11/1/01(c)..............................      AAA         1,000      1,000,250

MASSACHUSETTS--0.7%
Massachusetts Port Authority Revenue
Taxable Series C 6.35%, 7/1/06..........      AA-         1,000        969,690
- ------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $2,005,032)                                         1,969,940
- ------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--12.4%
Citibank Credit Card Master Trust I
98-6, Class A 5.85%, 4/10/03............      AAA         3,500      3,483,526

Green Tree Financial Corporation 1998-3,
A5 6.22%, 3/1/30........................      AAA         5,000      4,917,150

PECO Energy Transition Trust 99-A, A6
6.05%, 3/1/09...........................      AAA         4,000      3,826,640

                       See Notes to Financial Statements                       5

Phoenix-Duff & Phelps Core Bond Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
Premier Auto Trust 99-1, A4 5.82%,
10/8/03.................................      AAA       $ 3,590   $  3,542,253
- ------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $15,599,214)                                       15,769,569
- ------------------------------------------------------------------------------

CORPORATE BONDS--8.9%

AUTOMOBILES--1.0%
General Motors Corp. 6.75%, 5/1/28......       A          1,400      1,216,600
BANKS (MONEY CENTER)--2.2%
Citicorp Capital I 7.933%, 2/15/27......       A          3,000      2,802,147

CHEMICALS--1.0%
Du Pont (E.I.) de Nemours & Co. 6.5%
1/15/28.................................      AA-         1,400      1,222,355
COMMUNICATIONS EQUIPMENT--2.0%
Lucent Technologies, Inc. 5.50%
11/15/08................................       A          3,000      2,536,272
COMPUTERS (HARDWARE)--1.0%
International Business Machines Corp.
6.5%, 1/15/28...........................       A+         1,500      1,322,184

INVESTMENT BANKING/BROKERAGE--1.7%
Merrill Lynch & Co. 6.50%, 7/15/18......      AA-         2,500      2,205,300
- ------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,632,615)                                       11,304,858
- ------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--7.8%

First Union Lehman Brothers Commercial
Mortgage 97-C1, A3 7.38%, 4/18/07.......     Aaa(d)       2,500      2,543,213
J.P. Morgan Commercial Mortgage Finance
Corp. 97-C5, A2 7.069%, 9/15/29.........      AAA         3,000      3,005,687

Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96%, 11/21/28...............      AAA         3,000      2,988,390
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

Morgan Stanley Capital I, 98-WF1, A2
6.55%, 12/15/07.........................      AAA       $ 1,500   $  1,463,086
- ------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $9,906,105)                                        10,000,376
- ------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
PREFERRED STOCKS--8.1%

AGENCY NON MORTGAGE-BACKED SECURITIES--8.1%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(b)(e)......................                 13,522     10,284,833
- ------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $10,772,993)                                       10,284,833
- ------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.9%
(IDENTIFIED COST $125,565,320)                                     126,148,973
- ------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--0.4%

MONEY MARKET MUTUAL FUNDS--0.4%
State Street Global Advisors Seven Seas
Money Market Fund (6.28% seven day
effective yield)........................                544,970        544,970
- ------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $544,970)                                             544,970
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $126,110,290)                                     126,693,943(a)
Cash and receivables, less liabilities--0.7%                           899,985
                                                                  ------------
NET ASSETS--100.0%                                                $127,593,928
                                                                  ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,542,665 and gross depreciation of $3,717,611 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $128,868,889.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $10,284,833 or 8.1% of net assets.
(c)  This bond is fully defeased by U.S. Government Treasury Obligations.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; rate shown reflects the current dividend rate.

6                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $126,110,290)                              $126,693,943
Short-term investments held as collateral for loaned
  securities                                                       551,050
Receivables
  Investment securities sold                                     2,541,412
  Interest                                                       1,001,402
  Fund shares sold                                                 539,870
Prepaid expenses                                                     1,354
                                                              ------------
    Total assets                                               131,329,031
                                                              ------------
LIABILITIES
Payables
  Collateral on securities loaned                                  551,050
  Investment securities purchased                                2,495,465
  Fund shares repurchased                                          458,422
  Transfer agent fee                                                60,227
  Investment advisory fee                                           49,185
  Distribution fee                                                  32,738
  Financial agent fee                                               11,420
  Trustees' fee                                                      7,927
Accrued expenses                                                    68,669
                                                              ------------
    Total liabilities                                            3,735,103
                                                              ------------
NET ASSETS                                                    $127,593,928
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $149,975,263
Accumulated net realized loss                                  (22,964,988)
Net unrealized appreciation                                        583,653
                                                              ------------
NET ASSETS                                                    $127,593,928
                                                              ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $119,734,411)             13,508,308
Net asset value per share                                            $8.86
Offering price per share $8.86/(1-4.75%)                             $9.30
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,633,214)                  864,957
Net asset value and offering price per share                         $8.82
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $226,303)                     25,614
Net asset value and offering price per share                         $8.84

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 9,012,264
Dividends                                                         993,326
Security lending                                                   12,694
                                                              -----------
    Total investment income                                    10,018,284
                                                              -----------
EXPENSES
Investment advisory fee                                           628,281
Distribution fee, Class A                                         326,304
Distribution fee, Class B                                          88,937
Distribution fee, Class C                                           2,025
Financial agent fee                                               152,175
Transfer agent                                                    332,828
Printing                                                           56,025
Professional                                                       33,688
Registration                                                       25,107
Trustees                                                           24,500
Custodian                                                          17,572
Miscellaneous                                                      11,472
                                                              -----------
    Total expenses                                              1,698,914
                                                              -----------
NET INVESTMENT INCOME                                           8,319,370
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (7,503,206)
Net change in unrealized appreciation (depreciation) on
  investments                                                   5,596,263
                                                              -----------
NET LOSS ON INVESTMENTS                                        (1,906,943)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 6,412,427
                                                              ===========

                       See Notes to Financial Statements                       7

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  8,319,370  $  9,851,758
  Net realized gain (loss)                  (7,503,206)   (6,568,044)
  Net change in unrealized appreciation
    (depreciation)                           5,596,263    (7,313,523)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                6,412,427    (4,029,809)
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (8,117,497)   (9,689,868)
  Net investment income, Class B              (469,140)     (665,018)
  Net investment income, Class C               (11,835)         (279)
  In excess of net investment income,
    Class A                                   (808,881)     (761,865)
  In excess of net investment income,
    Class B                                    (46,748)      (52,287)
  In excess of net investment income,
    Class C                                     (1,179)          (22)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (9,455,280)  (11,169,339)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (9,588,199 and 5,788,523 shares,
    respectively)                           84,581,634    54,202,911
  Net asset value of shares issued from
    reinvestment of distributions
    (575,152 and 655,169 shares,
    respectively)                            5,065,820     6,141,277
  Cost of shares repurchased (12,687,945
    and 8,786,721 shares, respectively)   (112,003,058)  (81,913,552)
                                          ------------  ------------
Total                                      (22,355,604)  (21,569,364)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (317,817
    and 657,595 shares, respectively)        2,794,067     6,129,389
  Net asset value of shares issued from
    reinvestment of distributions
    (34,346 and 38,674 shares,
    respectively)                              300,778       358,715
  Cost of shares repurchased (795,578
    and 709,025 shares, respectively)       (6,993,251)   (6,589,226)
                                          ------------  ------------
Total                                       (3,898,406)     (101,122)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (57,432
    and 11,157 shares, respectively)           509,927       100,080
  Net asset value of shares issued from
    reinvestment of distributions
    (1,317 and 34 shares, respectively)         11,545           301
  Cost of shares repurchased (44,326 and
    0 shares, respectively)                   (391,701)           --
                                          ------------  ------------
Total                                          129,771       100,381
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (26,124,239)  (21,570,105)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (29,167,092)  (36,769,253)
NET ASSETS
  Beginning of period                      156,761,020   193,530,273
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $279,102, RESPECTIVELY]        $127,593,928  $156,761,020
                                          ============  ============

8                      See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    9.04     $    9.83     $    9.66     $    9.47     $    9.60
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.59          0.59          0.59          0.55          0.52
  Net realized and unrealized gain (loss)             (0.16)        (0.78)         0.18          0.17         (0.15)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.43         (0.19)         0.77          0.72          0.37
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.55)        (0.56)        (0.57)        (0.53)        (0.50)
  In excess of net investment income                  (0.06)        (0.04)        (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.61)        (0.60)        (0.60)        (0.53)        (0.50)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.18)        (0.79)         0.17          0.19         (0.13)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    8.86     $    9.04     $    9.83     $    9.66     $    9.47
                                                  =========     =========     =========     =========     =========
Total return(1)                                        4.98%        (1.97)%        8.16%         7.85%         4.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $119,734      $144,923      $180,628      $182,250      $208,552

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.17%         1.04%         1.00%         0.98%         1.03%
  Net investment income                                6.01%         5.62%         5.46%         5.63%         5.55%
Portfolio turnover rate                                 146%          112%          290%          377%          379%

                                                                         CLASS B                                   CLASS C
                                                ---------------------------------------------------------   ---------------------
                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                                  YEAR ENDED OCTOBER 31                       YEAR      10/12/99
                                                ---------------------------------------------------------     ENDED        TO
                                                     2000        1999        1998        1997        1996   10/31/00    10/31/99
Net asset value, beginning of period            $    8.97   $    9.77   $    9.60   $    9.45   $    9.58    $ 8.99      $ 8.96
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.50        0.51        0.52        0.47        0.44      0.48        0.03
  Net realized and unrealized gain (loss)           (0.14)      (0.78)       0.18        0.17       (0.14)    (0.11)       0.03
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
      TOTAL FROM INVESTMENT OPERATIONS               0.36       (0.27)       0.70        0.64        0.30      0.37        0.06
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.46)      (0.49)      (0.51)      (0.49)      (0.43)    (0.47)      (0.03)
  In excess of net investment income                (0.05)      (0.04)      (0.02)         --          --     (0.05)         --
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
      TOTAL DISTRIBUTIONS                           (0.51)      (0.53)      (0.53)      (0.49)      (0.43)    (0.52)      (0.03)
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
Change in net asset value                           (0.15)      (0.80)       0.17        0.15       (0.13)    (0.15)       0.03
                                                ---------   ---------   ---------   ---------   ---------    ------      ------
NET ASSET VALUE, END OF PERIOD                  $    8.82   $    8.97   $    9.77   $    9.60   $    9.45    $ 8.84      $ 8.99
                                                =========   =========   =========   =========   =========    ======      ======
Total return(1)                                      4.21%      (2.77)%      7.48%       6.94%       3.39%     4.30%       0.53%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $7,633     $11,737     $12,902      $5,321      $4,875      $226        $101

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.91%       1.79%       1.75%       1.71%       1.78%     1.91%       1.37%(2)
  Net investment income                              5.25%       4.89%       4.74%       4.91%       4.79%     5.31%       4.97%(2)
Portfolio turnover rate                               146%        112%        290%        377%        379%      146%        112%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                       9

Phoenix-Engemann Aggressive Growth Fund

                        INVESTMENTS AT OCTOBER 31, 2000

                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--85.0%
BIOTECHNOLOGY--2.5%
COR Therapeutics, Inc.(b)...............        130,000   $  7,345,000
Ciphergen Biosystems, Inc.(b)...........         90,000      2,790,000
Idec Pharmaceuticals Corp.(b)...........         35,000      6,864,375
                                                          ------------
                                                            16,999,375
                                                          ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
Univision Communications, Inc. Class
A(b)....................................        160,000      6,120,000
COMMUNICATIONS EQUIPMENT--9.7%
Avanex Corp.(b).........................         30,000      3,046,875
CIENA Corp.(b)..........................        140,000     14,717,500
Corvis Corp.(b).........................         60,000      3,937,500
Cosinus Investment Fund II LLC(b)(c)....             (e)     1,000,000
JDS Uniphase Corp.(b)...................        250,000     20,343,750
McData Corp. Class B(b).................         60,000      5,001,562
Oni Systems Corp.(b)....................         89,000      7,214,562
Sycamore Networks, Inc.(b)..............         40,000      2,530,000
Tellabs, Inc.(b)........................        100,000      4,993,750
Terayon Communication Systems,
Inc.(b).................................        130,000      2,908,750
Vina Technologies, Inc.(b)..............         80,000        710,000
                                                          ------------
                                                            66,404,249
                                                          ------------
COMPUTERS (HARDWARE)--8.2%
Brocade Communications Systems,
Inc.(b).................................        100,000     22,737,500
Cosine Communications, Inc.(b)..........         50,000      1,653,125
Extreme Networks, Inc.(b)...............        120,000      9,952,500
JNI Corp.(b)............................         80,000      7,125,000

                                                SHARES       VALUE
                                              ----------  ------------
COMPUTERS (HARDWARE)--CONTINUED
Juniper Networks, Inc.(b)...............         75,000   $ 14,625,000
                                                          ------------
                                                            56,093,125
                                                          ------------
COMPUTERS (NETWORKING)--2.6%
Network Appliance, Inc.(b)..............        150,000     17,850,000
COMPUTERS (SOFTWARE & SERVICES)--20.7%
Agile Software Corp.(b).................         60,000      4,522,500
Ariba, Inc.(b)..........................         80,000     10,110,000
Aspsecure.Com Corp.(b)(c)...............        250,000        812,500
BEA Systems, Inc.(b)....................        800,000     57,400,000
Exodus Communications, Inc.(b)..........        160,000      5,370,000
Inktomi Corp.(b)........................         30,000      1,903,125
Interwoven, Inc.(b).....................         50,000      5,037,500
LivePerson, Inc.(b).....................        400,000        925,000
PeopleSoft, Inc.(b).....................        200,000      8,728,125
Ulticom, Inc.(b)........................        125,000      5,968,750
VERITAS Software Corp.(b)...............        200,000     28,203,125
Vastera, Inc.(b)........................        120,000      2,130,000
VeriSign, Inc.(b).......................         20,000      2,640,000
i2 Technologies, Inc.(b)................         50,000      8,500,000
                                                          ------------
                                                           142,250,625
                                                          ------------
ELECTRIC COMPANIES--1.3%
Constellation Energy Group, Inc.(b).....        100,000      4,168,750
Southern Energy, Inc.(b)................        165,000      4,496,250
                                                          ------------
                                                             8,665,000
                                                          ------------
ELECTRICAL EQUIPMENT--2.2%
Active Power, Inc.(b)...................        100,000      3,812,500

12                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                                SHARES       VALUE
                                              ----------  ------------
ELECTRICAL EQUIPMENT--CONTINUED
Sanmina Corp.(b)........................        100,000   $ 11,431,250
                                                          ------------
                                                            15,243,750
                                                          ------------
ELECTRONICS (INSTRUMENTATION)--2.5%
Aurora Biosciences Corp.(b).............         90,000      5,484,375
Bruker Daltonics, Inc.(b)...............        150,000      5,137,500
Illumina, Inc.(b).......................        100,000      3,250,000
Sequenom, Inc.(b).......................        100,000      3,237,500
                                                          ------------
                                                            17,109,375
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)--14.2%
Analog Devices, Inc.(b).................        125,000      8,125,000
Applied Micro Circuits Corp.(b).........        200,000     15,275,000
Maxim Integrated Products, Inc.(b)......        125,000      8,289,062
Micrel, Inc.(b).........................        175,000      7,918,750
Oplink Communications, Inc.(b)..........        145,000      3,534,375
PMC-Sierra, Inc. (b)....................        100,000     16,950,000
SDL, Inc.(b)............................         76,000     19,703,000
Xilinx, Inc.(b).........................        250,000     18,109,375
                                                          ------------
                                                            97,904,562
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)--1.0%
Broadcom Corp. Class A(b)...............         30,000      6,671,250
FOODS--0.3%
Charles River Laboratories
International, Inc.(b)..................         80,000      2,100,000
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Medicines Co. (The)(b)..................        200,000      6,025,000
HEALTH CARE (GENERIC AND OTHER)--2.4%
ALZA Corp.(b)...........................        150,000     12,140,625
Dura Pharmaceuticals, Inc.(b)...........        125,000      4,304,688
                                                          ------------
                                                            16,445,313
                                                          ------------
HEALTH CARE (LONG TERM CARE)--0.2%
Health Care & Retirement Corp.(b).......        100,000      1,668,750
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
PE Corp.-PE Biosystems Group(b).........         70,000      8,190,000
HEALTH CARE (SPECIALIZED SERVICES)--0.5%
Arena Pharmaceuticals, Inc.(b)..........        100,000      3,493,750
INVESTMENT BANKING/BROKERAGE--1.5%
Lehman Brothers Holdings, Inc...........        160,000     10,320,000
MANUFACTURING (SPECIALIZED)--2.3%
Jabil Circuit, Inc.(b)..................        275,000     15,692,188
NATURAL GAS--2.6%
Coastal Corp. (The).....................        180,000     13,578,750

                                                SHARES       VALUE
                                              ----------  ------------
NATURAL GAS--CONTINUED
Dynegy, Inc. Class A....................        100,000   $  4,631,250
                                                          ------------
                                                            18,210,000
                                                          ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Nabors Industries, Inc.(b)..............        100,000      5,090,000
OIL & GAS (EXPLORATION & PRODUCTION)--2.9%
Anadarko Petroleum Corp.................        125,000      8,006,250
Apache Corp.............................        120,000      6,637,500
Burlington Resources, Inc...............        140,000      5,040,000
                                                          ------------
                                                            19,683,750
                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
Corporate Executive Board Co.
(The)(b)................................        150,000      6,918,750
Universal Access, Inc.(b)...............        150,000      2,193,750
                                                          ------------
                                                             9,112,500
                                                          ------------
SERVICES (COMPUTER SYSTEMS)--0.5%
Sapient Corp.(b)........................        100,000      3,556,250
TELECOMMUNICATIONS (LONG DISTANCE)--1.2%
Allegiance Telecom, Inc.(b).............        107,000      3,363,813
McLeodUSA, Inc. Class A(b)..............        240,000      4,620,000
                                                          ------------
                                                             7,983,813
                                                          ------------
TELEPHONE--0.7%
Qwest Communications International,
Inc.(b).................................        105,000      5,105,625
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $310,481,814)                             583,988,250
- ----------------------------------------------------------------------
FOREIGN COMMON STOCKS--3.9%
COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd.
(Canada)(b)(c)..........................         55,000      5,500,000
ELECTRICAL EQUIPMENT--1.5%
Flextronics International Ltd.
(Singapore)(b)..........................        236,000      8,968,000
Hydrogenics Corp. (Canada)(b)...........         93,940      1,133,151
                                                          ------------
                                                            10,101,151
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)--1.2%
C-Mac Industries, Inc. (Canada)(b)......        150,000      8,325,000
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
Global Crossing Ltd. (Bermuda)(b).......        125,000      2,953,125
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $22,731,505)                               26,879,276
- ----------------------------------------------------------------------

                       See Notes to Financial Statements                      13

Phoenix-Engemann Aggressive Growth Fund

                                                SHARES       VALUE
                                              ----------  ------------
PREFERRED STOCKS--0.5%
COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B Pfd.(b)(c)...        176,768   $  1,750,003
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)......        237,518      1,499,998
- ----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $3,250,003)                                 3,250,001
- ----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
CONVERTIBLE BONDS--0.3%
COMMUNICATIONS EQUIPMENT--0.3%
Cyras Systems, Inc. 144A
4.50%, 8/15/05(d).............       NR       $1,250     1,375,000

Kestrel Solutions, Inc. 144A
5.50%, 7/15/05(d).............       NR       1,000        990,000
- ------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,250,000)                             2,365,000
- ------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.7%
(IDENTIFIED COST $338,713,322)                         616,482,527
- ------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--9.5%
COMMERCIAL PAPER--9.5%
Alcoa, Inc. 6.60%, 11/1/00....      A-1       1,090      1,090,000
Koch Industries, Inc. 6.62%,
11/1/00.......................      A-1+      5,275      5,275,000
Alcoa, Inc. 6.50%, 11/2/00....      A-1       1,450      1,449,738

Exxon Imperial U.S., Inc.
6.48%, 11/2/00................      A-1+      5,000      4,999,100
Ford Motor Credit Co. 6.49%,
11/3/00.......................      A-1       2,710      2,709,023
Wal-Mart Stores, Inc. 6.55%,
11/3/00.......................      A-1+      2,405      2,404,125

American Home Products Corp.
6.48%, 11/6/00................      A-1       5,205      5,200,316
                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)      VALUE
                                ------------  ------  ------------
COMMERCIAL PAPER--CONTINUED

Pfizer, Inc. 6.50%, 11/8/00...      A-1       $3,145  $  3,141,025

Greenwich Funding Corp. 6.57%,
11/9/00.......................      A-1+      5,295      5,287,269

General Electric Capital Corp.
6.48%, 11/14/00...............      A-1+      1,045      1,042,555

National Rural Utilities
Cooperative Corp. 6.47%,
11/16/00......................      A-1       5,000      4,986,862

Lexington Parker Capital Co.
LLC 6.51%, 11/17/00...........      A-1       3,000      2,991,320

Gannett Co., Inc. 6.49%,
11/20/00......................      A-1       3,085      3,074,433
Colgate-Palmolive Co. 6.47%,
11/27/00......................      A-1       2,785      2,771,986

Goldman Sachs Group L.P.
6.53%, 11/27/00...............      A-1+      4,000      3,981,136

Colgate-Palmolive Co. 6.48%,
11/30/00......................      A-1       3,460      3,441,939
AT&T Corp. 6.57%, 12/12/00....      A-1+      1,740      1,726,980
AT&T Corp. 6.56%, 12/13/00....      A-1+      2,900      2,877,805
Alcoa, Inc. 6.46%, 12/14/00...      A-1       2,020      2,004,413
Kimberly-Clark Corp. 6.46%,
12/18/00......................      A-1+      2,000      1,983,132

Special Purpose Accounts
Receivable Cooperative Corp.
6.58%, 1/4/01.................      A-1         700        691,899

Ford Motor Credit Co. 6.52%,
1/8/01........................      A-1       2,000      1,975,407
- ------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $65,104,997)                           65,105,463
- ------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $403,818,319)                        681,587,990(a)
Cash and receivables, less liabilities--0.8%            5,726,586
                                                     ------------
NET ASSETS--100.0%                                   $687,314,576
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $292,844,153 and gross depreciation of $15,074,482 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $403,818,319.
(b)  Non-income producing.
(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees. Security is illiquid.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $2,365,000 or 0.3% of net assets.
(e)  5% ownership interest in Limited Liability Company.

14                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $403,818,319)                              $  681,587,990
Short-term investments held as collateral for loaned
  securities                                                      29,049,710
Cash                                                                  18,633
Receivables
  Investment securities sold                                       7,606,085
  Fund shares sold                                                   832,382
Interest and dividends                                                25,935
Prepaid expenses                                                       1,956
                                                              --------------
    Total assets                                                 719,122,691
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                 29,049,710
  Investment securities purchased                                  1,192,009
  Fund shares repurchased                                            699,727
  Investment advisory fee                                            424,701
  Distribution fee                                                   193,209
  Transfer agent fee                                                 109,756
  Financial agent fee                                                 32,200
  Trustees' fee                                                       10,208
Accrued expenses                                                      96,595
                                                              --------------
    Total liabilities                                             31,808,115
                                                              --------------
NET ASSETS                                                    $  687,314,576
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  364,487,448
Accumulated net realized gain                                     45,057,457
Net unrealized appreciation                                      277,769,671
                                                              --------------
NET ASSETS                                                    $  687,314,576
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $622,963,823)               19,471,524
Net asset value per share                                             $31.99
Offering price per share $31.99/(1-5.75%)                             $33.94
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $64,350,753)                 2,136,046
Net asset value and offering price per share                          $30.13

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    3,960,043
Dividends                                                            225,710
Security lending                                                     452,446
                                                              --------------
    Total investment income                                        4,638,199
                                                              --------------
EXPENSES
Investment advisory fee                                            4,634,035
Distribution fee, Class A                                          1,519,882
Distribution fee, Class B                                            540,524
Financial agent fee                                                  367,405
Transfer agent                                                       574,394
Printing                                                             100,928
Custodian                                                             57,462
Professional                                                          32,890
Registration                                                          30,835
Trustees                                                              24,500
Miscellaneous                                                         16,792
                                                              --------------
    Total expenses                                                 7,899,647
    Custodian fees paid indirectly                                   (20,707)
                                                              --------------
    Net expense                                                    7,878,940
                                                              --------------
NET INVESTMENT LOSS                                               (3,240,741)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   45,604,732
Net change in unrealized appreciation (depreciation) on
  investments                                                    128,911,291
                                                              --------------
NET GAIN ON INVESTMENTS                                          174,516,023
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  171,275,282
                                                              ==============

                       See Notes to Financial Statements                      15

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (3,240,741) $ (1,493,317)
  Net realized gain (loss)                  45,604,732    57,892,284
  Net change in unrealized appreciation
    (depreciation)                         128,911,291   124,594,176
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              171,275,282   180,993,143
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (46,796,438)           --
  Net realized gains, Class B               (3,625,625)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (50,422,063)           --
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (9,993,900 and 7,232,280 shares,
    respectively)                          327,378,390   150,541,641
  Net asset value of shares issued from
    reinvestment of distributions
    (1,457,984 and 0 shares,
    respectively)                           43,929,051            --
  Cost of shares repurchased (7,398,322
    and 8,007,207 shares, respectively)   (240,837,014) (164,237,986)
                                          ------------  ------------
Total                                      130,470,427   (13,696,345)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,337,382 and 640,281 shares,
    respectively)                           41,681,930    12,823,475
  Net asset value of shares issued from
    reinvestment of distributions
    (119,475 and 0 shares, respectively)     3,410,996            --
  Cost of shares repurchased (489,090
    and 546,304 shares, respectively)      (14,862,707)  (10,666,072)
                                          ------------  ------------
Total                                       30,230,219     2,157,403
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     160,700,646   (11,538,942)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    281,553,865   169,454,201
NET ASSETS
  Beginning of period                      405,760,711   236,306,510
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $687,314,576  $405,760,711
                                          ============  ============

16                     See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                Class A
                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------------------
                                                       2000          1999          1998          1997             1996
Net asset value, beginning of period              $   24.54     $   13.72     $   17.20     $   16.84        $   16.51
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.14)(2)     (0.08)(2)     (0.03)        (0.08)(2)        (0.13)(2)
  Net realized and unrealized gain (loss)             10.50         10.90          0.04          2.95             2.64
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL FROM INVESTMENT OPERATIONS                10.36         10.82          0.01          2.87             2.51
                                                  ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --            --            --            (0.02)
  Dividends from net realized gains                   (2.91)           --         (3.46)        (2.51)           (2.16)
  In excess of net investment income                     --            --         (0.03)           --               --
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL DISTRIBUTIONS                             (2.91)           --         (3.49)        (2.51)           (2.18)
                                                  ---------     ---------     ---------     ---------        ---------
Change in net asset value                              7.45         10.82         (3.48)         0.36             0.33
                                                  ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD                    $   31.99     $   24.54     $   13.72     $   17.20        $   16.84
                                                  =========     =========     =========     =========        =========
Total return(1)                                       42.90%        78.94%         0.38%        19.67%           17.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $622,964      $378,427      $222,149      $246,002         $233,488

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.13%(4)      1.19%(3)      1.21%         1.20%            1.20%
  Net investment income                               (0.43)%       (0.41)%       (0.18)%       (0.53)%          (0.81)%
Portfolio turnover rate                                 158%          167%          176%          518%             401%

                                                                                Class B
                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------------------
                                                       2000          1999          1998          1997             1996
Net asset value, beginning of period              $   23.40     $   13.18     $   16.76     $   16.57        $   16.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.38)(2)     (0.22)(2)     (0.12)        (0.20)(2)        (0.25)(2)
  Net realized and unrealized gain (loss)             10.02         10.44          0.03          2.90             2.60
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL FROM INVESTMENT OPERATIONS                 9.64         10.22         (0.09)         2.70             2.35
                                                  ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net realized gains                   (2.91)           --         (3.46)        (2.51)           (2.16)
  In excess of net investment income                     --            --         (0.03)           --               --
                                                  ---------     ---------     ---------     ---------        ---------
      TOTAL DISTRIBUTIONS                             (2.91)           --         (3.49)        (2.51)           (2.16)
                                                  ---------     ---------     ---------     ---------        ---------
Change in net asset value                              6.73         10.22         (3.58)         0.19             0.19
                                                  ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD                    $   30.13     $   23.40     $   13.18     $   16.76        $   16.57
                                                  =========     =========     =========     =========        =========
Total return(1)                                       41.89%        77.54%        (0.28)%       18.70%           16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $64,351       $27,334       $14,157       $13,611          $10,466

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.88%(4)      1.94%(3)      1.96%         1.96%            1.95%
  Net investment income                               (1.20)%       (1.16)%       (0.93)%       (1.28)%          (1.57)%
Portfolio turnover rate                                 158%          167%          176%          518%             401%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      17

Phoenix-Engemann Capital Growth Fund


                        INVESTMENTS AT OCTOBER 31, 2000

                                                SHARES        VALUE
                                              ----------  --------------
COMMON STOCKS--87.2%

BANKS (MAJOR REGIONAL)--0.8%
Wells Fargo & Co........................        500,000   $   23,156,250
BIOTECHNOLOGY--0.2%
Amgen, Inc.(b)..........................        100,000        5,793,750

BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
AT&T Corp.- Liberty Media Corp. Class
A(b)....................................      1,020,000       18,360,000
COMMUNICATIONS EQUIPMENT--3.0%
CIENA Corp.(b)..........................        250,000       26,281,250
Corvis Corp.(b).........................        200,000       13,125,000
JDS Uniphase Corp.(b)...................        275,000       22,378,125
Sycamore Networks, Inc.(b)..............         60,000        3,795,000
Tellabs, Inc.(b)........................        450,000       22,471,875
                                                          --------------
                                                              88,051,250
                                                          --------------

COMPUTERS (HARDWARE)--5.4%
Brocade Communications Systems,
Inc.(b).................................        200,000       45,475,000
Sun Microsystems, Inc.(b)...............      1,000,000      110,875,000
                                                          --------------
                                                             156,350,000
                                                          --------------

COMPUTERS (NETWORKING)--3.5%
Cisco Systems, Inc.(b)..................      1,900,000      102,362,500

COMPUTERS (PERIPHERALS)--4.9%
EMC Corp.(b)............................      1,600,000      142,500,000

                                                SHARES        VALUE
                                              ----------  --------------

COMPUTERS (SOFTWARE & SERVICES)--17.9%
America Online, Inc.(b).................        700,000   $   35,301,000
Ariba, Inc.(b)..........................        225,000       28,434,375
BEA Systems, Inc.(b)....................      1,900,000      136,325,000
Exodus Communications, Inc.(b)..........        220,000        7,383,750
i2 Technologies, Inc.(b)................        350,000       59,500,000
Oracle Corp.(b).........................      2,600,000       85,800,000
PeopleSoft, Inc.(b).....................        650,000       28,366,406
Siebel Systems, Inc. (b)................        500,000       52,468,750
VERITAS Software Corp.(b)...............        600,000       84,609,375
                                                          --------------
                                                             518,188,656
                                                          --------------

ELECTRIC COMPANIES--1.2%
Constellation Energy Group, Inc.(b).....        500,000       20,843,750
Southern Energy, Inc.(b)................        560,000       15,260,000
                                                          --------------
                                                              36,103,750
                                                          --------------

ELECTRICAL EQUIPMENT--3.8%
General Electric Co.....................      1,500,000       82,218,750
Sanmina Corp.(b)........................        250,000       28,578,125
                                                          --------------
                                                             110,796,875
                                                          --------------

ELECTRONICS (SEMICONDUCTORS)--11.3%
Analog Devices, Inc.(b).................        450,000       29,250,000
Applied Micro Circuits Corp.(b).........        620,000       47,352,500
Celestica, Inc.(b)......................        350,000       25,156,250
Maxim Integrated Products, Inc.(b)......        450,000       29,840,625
PMC-Sierra, Inc. (b)....................        310,000       52,545,000
SDL, Inc.(b)............................        140,000       36,295,000

20                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                                SHARES        VALUE
                                              ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Texas Instruments, Inc..................        850,000   $   41,703,125
Xilinx, Inc.(b).........................        900,000       65,193,750
                                                          --------------
                                                             327,336,250
                                                          --------------

ENTERTAINMENT--1.5%
Time Warner, Inc........................        320,000       24,291,200
Viacom, Inc. Class B(b).................        350,000       19,906,250
                                                          --------------
                                                              44,197,450
                                                          --------------

FINANCIAL (DIVERSIFIED)--6.1%
American Express Co.....................        750,000       45,000,000
Citigroup, Inc..........................      2,000,000      105,250,000
Freddie Mac.............................        200,000       12,000,000
Morgan Stanley Dean Witter & Co.........        170,000       13,653,125
                                                          --------------
                                                             175,903,125
                                                          --------------

HEALTH CARE (DIVERSIFIED)--1.4%
Bristol-Myers Squibb Co.................        350,000       21,328,125
Johnson & Johnson.......................        200,000       18,425,000
                                                          --------------
                                                              39,753,125
                                                          --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--7.3%
Genentech, Inc.(b)......................        400,000       33,000,000
Merck & Co., Inc........................        500,000       44,968,750
Pfizer, Inc.............................      2,750,000      118,765,625
Pharmacia Corp..........................        250,000       13,750,000
                                                          --------------
                                                             210,484,375
                                                          --------------

HEALTH CARE (GENERIC AND OTHER)--0.6%
ALZA Corp.(b)...........................        200,000       16,187,500
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Medtronic, Inc..........................        700,000       38,018,750
INVESTMENT BANKING/BROKERAGE--1.3%
Goldman Sachs Group, Inc. (The).........         90,000        8,983,125
Merrill Lynch & Co., Inc................        400,000       28,000,000
                                                          --------------
                                                              36,983,125
                                                          --------------

MANUFACTURING (DIVERSIFIED)--0.5%
United Technologies Corp................        200,000       13,962,500
MANUFACTURING (SPECIALIZED)--0.6%
Jabil Circuit, Inc.(b)..................        300,000       17,118,750

                                                SHARES        VALUE
                                              ----------  --------------

NATURAL GAS--3.8%
Coastal Corp. (The).....................        900,000   $   67,893,750
Enron Corp..............................        500,000       41,031,250
                                                          --------------
                                                             108,925,000
                                                          --------------

OIL & GAS (DRILLING & EQUIPMENT)--1.5%
Halliburton Co..........................        400,000       14,825,000
Schlumberger Ltd........................        375,000       28,546,875
                                                          --------------
                                                              43,371,875
                                                          --------------

OIL & GAS (EXPLORATION & PRODUCTION)--2.7%
Anadarko Petroleum Corp.................        300,000       19,215,000
Burlington Resources, Inc...............        700,000       25,200,000
Unocal Corp.............................      1,000,000       34,125,000
                                                          --------------
                                                              78,540,000
                                                          --------------

RETAIL (BUILDING SUPPLIES)--0.8%
Home Depot, Inc. (The)..................        550,000       23,650,000

RETAIL (DEPARTMENT STORES)--0.4%
Kohl's Corp.(b).........................        200,000       10,837,500

RETAIL (DRUG STORES)--0.8%
Walgreen Co.............................        500,000       22,812,500

RETAIL (GENERAL MERCHANDISE)--1.3%
Wal-Mart Stores, Inc....................        840,000       38,115,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
WorldCom, Inc.(b).......................        600,000       14,250,000

TELEPHONE--2.2%
Qwest Communications International,
Inc.(b).................................        800,000       38,900,000
SBC Communications, Inc.................        425,000       24,517,188
                                                          --------------
                                                              63,417,188
                                                          --------------
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,581,853,913)                           2,525,527,044
- ------------------------------------------------------------------------

FOREIGN COMMON STOCKS--7.6%

COMMUNICATIONS EQUIPMENT--1.8%
Nokia Oyj ADR (Finland).................        668,000       28,557,000
Nortel Networks Corp. (Canada)..........        500,000       22,750,000
                                                          --------------
                                                              51,307,000
                                                          --------------

ELECTRICAL EQUIPMENT--1.1%
Flextronics International Ltd.
(Singapore)(b)..........................        830,000       31,540,000

                       See Notes to Financial Statements                      21

Phoenix-Engemann Capital Growth Fund

                                                SHARES        VALUE
                                              ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--0.7%
C-Mac Industries, Inc. (Canada)(b)......        350,000   $   19,425,000

MANUFACTURING (DIVERSIFIED)--3.9%
Tyco International Ltd. (Bermuda).......      2,000,000      113,375,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Global Crossing Ltd. (Bermuda)(b).......        200,000        4,725,000
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $173,723,920)                               220,372,000
- ------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.8%
(IDENTIFIED COST $1,755,577,833)                           2,745,899,044
- ------------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)
                                ------------  ----------
SHORT-TERM OBLIGATIONS--4.9%

COMMERCIAL PAPER--4.3%
Alcoa, Inc. 6.60%, 11/1/00....      A-1       $     325          325,000

Bell South Capital Funding
Corp. 6.49%, 11/1/00..........      A-1+          6,000        6,000,000

Koch Industries, Inc. 6.62%,
11/1/00.......................      A-1+          1,000        1,000,000
Ford Motor Credit Co. 6.49%
11/3/00.......................      A-1           5,000        4,998,197

Special Purpose Accounts
Receivable Cooperative Corp.
6.53%, 11/3/00................      A-1+          1,030        1,029,626

American Home Products Corp.
6.48%, 11/6/00................      A-1           1,355        1,353,780

Exxon Imperial U.S., Inc.
6.48% 11/6/00.................      A-1+          5,000        4,995,500

Campbell Soup Co. 6.50%,
11/7/00.......................      A-1+          5,000        4,994,625
Wal-Mart Stores, Inc. 6.48%,
11/7/00.......................      A-1+          3,550        3,546,166

Lexington Parker Capital Co.
LLC 6.52%, 11/8/00............      A-1           3,644        3,639,380

SBC Communications, Inc.
6.50%, 11/8/00................      A-1+          5,000        4,993,681

Honeywell International, Inc.
6.47%, 11/9/00................      A-1          10,000        9,984,915
                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)         VALUE
                                ------------  ----------  --------------
COMMERCIAL PAPER--CONTINUED

Bavaria Universal Funding
Corp. 6.52%, 11/10/00.........      A-1       $   5,000   $    4,991,850

Gannett Co., Inc. 6.50%,
11/13/00......................      A-1           5,000        4,989,250

United Technologies Corp.
6.52%, 11/14/00...............      A-1           3,225        3,217,407

AT&T Corp. 6.50%, 11/15/00....      A-1+          2,600        2,593,696
Marsh USA, Inc. 6.52%,
11/17/00......................      A-1+          5,000        4,985,978

General Electric Capital Corp.
6.53%, 11/22/00...............      A-1+            140          139,492

Special Purpose Accounts
Receivable Cooperative Corp.
6.50%, 11/27/00...............      A-1+          3,105        3,090,272

Colgate-Palmolive Co. 6.48%,
11/30/00......................      A-1+          2,040        2,029,351

Lexington Parker Capital Co.
LLC 6.50%, 12/1/00............      A-1           5,000        4,971,606

International Lease Finance
Corp. 6.55%, 12/4/00..........      A-1+          3,000        2,981,643

Campbell Soup Co. 6.52%,
12/7/00.......................      A-1+          2,100        2,087,101

United Technologies Corp.
6.47%, 12/12/00...............      A-1           3,960        3,930,820

Special Purpose Accounts
Receivable Cooperative Corp.
6.58%, 1/4/01.................      A-1+          4,300        4,250,234

Receivables Capital Corp.
6.51%, 1/9/01.................      A-1+          5,000        4,937,804

National Rural Utilities
Cooperative Finance Corp.
6.51%, 1/10/01................      A-1+          3,000        2,961,791

General Electric Capital Corp.
6.52%, 1/11/01................      A-1+          1,725        1,702,954

AT&T Corp. 6.53%, 1/12/01.....      A-1+          2,500        2,467,600

Goldman Sachs Group L.P.
6.55%, 1/16/01................      A-1+          2,230        2,199,494

Ford Motor Credit Co. 6.52%,
1/17/01.......................      A-1           3,850        3,796,392

22                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)         VALUE
                                ------------  ----------  --------------
COMMERCIAL PAPER--CONTINUED
Household Finance Corp. 6.52%,
1/22/01.......................      A-1       $   3,175   $    3,127,920

Private Export Funding Corp.
6.50%, 1/25/01................      A-1+          3,450        3,397,215

Alcoa, Inc. 6.50%, 2/8/01.....      A-1           3,000        2,945,833
Lexington Parker Capital Co.
LLC 6.50%, 3/1/01.............      A-1             410          401,103

SBC Communications, Inc.
6.45%, 3/12/01................      A-1+          3,195        3,120,592

Private Export Funding Corp.
6.46%, 3/29/01................      A-1+          2,500        2,434,222
                                                          --------------
                                                             124,612,490
                                                          --------------
FEDERAL AGENCY SECURITIES--0.6%
FHLMC Discount Notes 6.40%,
11/2/00.......................                    7,000        6,998,756

                                                 PAR
                                                VALUE
                                                (000)         VALUE
                                              ----------  --------------
FHLMC Discount Notes 6.40%,
11/21/00......................                $   4,220   $    4,204,996

Fannie Mae Discount Note
6.42%, 11/30/00...............                    5,000        4,973,718

FHLMC Discount Notes 6.435%,
12/26/00......................                    2,085        2,064,502
                                                          --------------
                                                              18,241,972
                                                          --------------
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $142,853,555)                               142,854,462
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $1,898,431,388)                           2,888,753,506(a)
Cash and receivables, less liabilities--0.3%                   7,900,265
                                                        ----------------
NET ASSETS--100.0%                                      $  2,896,653,771
                                                        ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,068,280,737 and gross depreciation of $80,552,617 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,901,025,386.
(b)  Non-income producing.

                       See Notes to Financial Statements                      23

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $1,898,431,388)                            $2,888,753,506
Short-term investments held as collateral
  for loaned securities                                            2,680,000
Cash                                                                  28,462
Receivables
  Fund shares sold                                                   270,581
  Investment securities sold                                      24,234,536
  Dividends and interest                                             537,456
Prepaid expenses                                                      19,000
                                                              --------------
    Total assets                                               2,916,523,541
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  2,680,000
  Fund shares repurchased                                          1,702,404
  Investment securities purchased                                 11,989,361
  Investment advisory fee                                          1,625,670
  Transfer agent fee                                                 711,936
  Distribution fee                                                   689,334
  Financial agent fee                                                 56,860
  Trustees' fee                                                       10,208
Accrued expenses                                                     403,997
                                                              --------------
    Total liabilities                                             19,869,770
                                                              --------------
NET ASSETS                                                    $2,896,653,771
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $1,757,571,105
Accumulated net realized gain                                    148,760,548
Net unrealized appreciation                                      990,322,118
                                                              --------------
NET ASSETS                                                    $2,896,653,771
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,796,095,433)             95,957,987
Net asset value per share                                             $29.14
Offering price per share $29.14/(1-5.75%)                             $30.92
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $100,558,338)                3,604,578
Net asset value and offering price per share                          $27.90

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $   10,989,051
Interest                                                          10,150,649
Security lending                                                     318,256
Foreign taxes withheld                                               (24,616)
                                                              --------------
    Total investment income                                       21,433,340
                                                              --------------
EXPENSES
Investment advisory fee                                           20,650,443
Distribution fee, Class A                                          7,706,360
Distribution fee, Class B                                          1,091,967
Financial agent fee                                                  690,155
Transfer agent                                                     3,760,054
Printing                                                             549,265
Custodian                                                            184,036
Professional                                                          54,804
Registration                                                          44,402
Trustees                                                              24,500
Miscellaneous                                                         51,494
                                                              --------------
    Total expenses                                                34,807,480
    Custodian fees paid indirectly                                    (6,736)
                                                              --------------
    Net expenses                                                  34,800,744
                                                              --------------
NET INVESTMENT LOSS                                              (13,367,404)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  149,777,852
Net change in unrealized appreciation (depreciation) on
  investments                                                    182,346,026
                                                              --------------
NET GAIN ON INVESTMENTS                                          332,123,878
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  318,756,474
                                                              ==============

24                     See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             10/31/00        10/31/99
                                          --------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $  (13,367,404) $   (7,296,538)
  Net realized gain (loss)                   149,777,852     360,181,527
  Net change in unrealized appreciation
    (depreciation)                           182,346,026     360,915,113
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                318,756,474     713,800,102
                                          --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (345,471,309)   (230,032,244)
  Net realized gains, Class B                (12,455,394)     (7,477,746)
                                          --------------  --------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (357,926,703)   (237,509,990)
                                          --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (7,965,171 and 10,503,608 shares,
    respectively)                            247,194,588     288,870,150
  Net asset value of shares issued from
    reinvestment of distributions
    (10,232,449 and 8,345,723 shares,
    respectively)                            310,043,804     213,735,576
  Cost of shares repurchased (17,481,257
    and 21,165,765 shares, respectively)    (544,392,522)   (583,643,137)
Capital contribution from Adviser (See
  Note 2)                                             --       4,561,466
                                          --------------  --------------
Total                                         12,845,870     (76,475,945)
                                          --------------  --------------
CLASS B
  Proceeds from sales of shares (506,171
    and 754,665 shares, respectively)         15,078,207      20,206,456
  Net asset value of shares issued from
    reinvestment of distributions
    (374,587 and 276,189 shares,
    respectively)                             10,937,941       6,893,757
  Cost of shares repurchased (692,234
    and 731,422 shares, respectively)        (20,742,273)    (19,645,641)
Capital contribution from Adviser (See
  Note 2)                                             --         158,551
                                          --------------  --------------
Total                                          5,273,875       7,613,123
                                          --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        18,119,745     (68,862,822)
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS      (21,050,484)    407,427,290
NET ASSETS
  Beginning of period                      2,917,704,255   2,510,276,965
                                          --------------  --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $2,896,653,771  $2,917,704,255
                                          ==============  ==============

                       See Notes to Financial Statements                      25

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31
                                                  ----------------------------------------------------------------------
                                                        2000           1999           1998           1997           1996
Net asset value, beginning of period              $    29.61     $    24.95     $    27.83     $    26.87     $    24.92
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                      (0.12)         (0.06)         (0.06)          0.14           0.20
  Net realized and unrealized gain (loss)               3.35           7.06           2.73           5.62           3.63
                                                  ----------     ----------     ----------     ----------     ----------
      TOTAL FROM INVESTMENT OPERATIONS                  3.23           7.00           2.67           5.76           3.83
                                                  ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment income                    --             --             --          (0.21)         (0.25)
  Dividends from net realized gains                    (3.70)         (2.39)         (5.55)         (4.59)         (1.63)
                                                  ----------     ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                              (3.70)         (2.39)         (5.55)         (4.80)         (1.88)
                                                  ----------     ----------     ----------     ----------     ----------
Capital contribution from Adviser                         --           0.05             --             --             --
                                                  ----------     ----------     ----------     ----------     ----------
Change in net asset value                              (0.47)          4.66          (2.88)          0.96           1.95
                                                  ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                    $    29.14     $    29.61     $    24.95     $    27.83     $    26.87
                                                  ==========     ==========     ==========     ==========     ==========
Total return(1)                                        10.43%         29.76%(3)      12.26%         24.81%         16.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $2,796,095     $2,819,742     $2,434,217     $2,518,289     $2,347,471

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.06%(4)       1.07%(4)       1.08%          1.10%          1.17%
  Net investment income                                (0.39)%        (0.23)%        (0.22)%         0.53%          0.80%
Portfolio turnover rate                                   75%           100%           110%           196%           116%

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $   28.68     $   24.40     $   27.51     $   26.63     $   24.74
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                     (0.34)        (0.26)        (0.24)        (0.06)           --
  Net realized and unrealized gain (loss)              3.26          6.88          2.68          5.57          3.61
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 2.92          6.62          2.44          5.51          3.61
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --            --         (0.04)        (0.09)
  Dividends from net realized gains                   (3.70)        (2.39)        (5.55)        (4.59)        (1.63)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (3.70)        (2.39)        (5.55)        (4.63)        (1.72)
                                                  ---------     ---------     ---------     ---------     ---------
Capital contribution from Adviser                        --          0.05            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.78)         4.28         (3.11)         0.88          1.89
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   27.90     $   28.68     $   24.40     $   27.51     $   26.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                        9.61%        28.80%(3)     11.41%        23.89%        15.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $100,558       $97,963       $76,060       $68,022       $45,326

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.81%(4)      1.82%(4)      1.83%         1.85%         1.93%
  Net investment income                               (1.14)%       (0.99)%       (0.97)%       (0.25)%        0.01%
Portfolio turnover rate                                  75%          100%          110%          196%          116%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) Total return includes the effect of the capital contribution from the Adviser (See Note 2). Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

26                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund


                        INVESTMENTS AT OCTOBER 31, 2000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
ASSET-BACKED SECURITIES--0.8%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11.................................       Ba       $   3,000   $  3,007,500
- --------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $2,919,635)                                           3,007,500
- --------------------------------------------------------------------------------

CORPORATE BONDS--56.6%

AUTO PARTS & EQUIPMENT--0.5%
Cambridge Industries, Inc. Series B
10.25%, 7/15/07(f)(g)...................       NR           5,000      1,650,000
BROADCASTING (TELEVISION, RADIO & CABLE)--3.4%
CSC Holdings, Inc. 7.625%, 7/15/18......       Ba           4,000      3,536,268

Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B            2,000      1,810,000

RCN Corp. 10.125%, 1/15/10..............       B            3,000      2,055,000

UnitedGlobalCom, Inc. Series B 0%,
2/15/08(d)..............................       B            8,000      4,920,000
                                                                    ------------
                                                                      12,321,268
                                                                    ------------

BUILDING MATERIALS--1.7%
K.Hovnanian Enterprises, Inc. 9.125%,
5/1/09..................................       Ba           4,000      3,450,000
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
BUILDING MATERIALS--CONTINUED

Nortek, Inc. 9.875%, 3/1/04.............       B        $   3,000   $  2,715,000
                                                                    ------------
                                                                       6,165,000
                                                                    ------------

COMMUNICATIONS EQUIPMENT--5.2%
Metromedia Fiber Network, Inc. 10%
12/15/09................................       B            5,100      3,890,688

Nextel International, Inc. 144A 12.75%,
8/1/10(b)...............................      Caa           4,000      3,700,000

Park N View, Inc. Series B 13%,
5/15/08.................................       B            4,000        200,000

Spectrasite Holdings, Inc. Series B
10.75%, 3/15/10.........................       B              500        462,500

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d)..............................       B            9,800      4,802,000

Stellex Technologies, Inc. Series B
9.50%, 11/1/07(f).......................       Ca           8,500        977,500

Telecorp PCS, Inc. 0%, 4/15/09(d).......       B            7,000      4,550,000
                                                                    ------------
                                                                      18,582,688
                                                                    ------------

COMPUTERS (SOFTWARE & SERVICES)--2.8%
Exodus Communications, Inc. 144A
11.625%, 7/15/10(b).....................       B            2,900      2,697,000

Globix Corp. 12.5% 2/1/10...............     B-(c)          3,500      1,977,500

30                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
PSINet, Inc. 11%, 8/1/09................       B        $   1,000   $    487,500
WAM!NET, Inc. Series B 0%, 3/1/05(d)....    CCC+(c)        11,000      5,005,000
                                                                    ------------
                                                                      10,167,000
                                                                    ------------

DISTRIBUTORS (FOOD & HEALTH)--1.0%
Bergen Brunswig 7.375%, 1/15/03.........       Ba           1,950      1,830,389
Pharmerica, Inc. 8.375%, 4/1/08.........       B            2,450      1,849,750
                                                                    ------------
                                                                       3,680,139
                                                                    ------------

ELECTRIC COMPANIES--0.3%
CMS Energy Corp. 9.875%, 10/15/07.......       Ba             900        909,420
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--4.9%
Anchor Gaming 144A 9.875%,
10/15/08(b).............................       B            2,900      2,947,125

Horseshoe Gaming Holdings Corp. Series B
8.625%, 5/15/09.........................       B            6,900      6,693,000

International Game Technology 8.375%,
5/15/09.................................       Ba           2,900      2,842,000

Waterford Gaming LLC 144A 9.50%,
3/15/10(b)..............................       B            5,216      5,189,920
                                                                    ------------
                                                                      17,672,045
                                                                    ------------
HEALTH CARE (GENERIC AND OTHER)--1.6%
ICN Pharmaceuticals, Inc. Series B
9.25%, 8/15/05..........................       Ba           6,000      5,850,000

HEALTH CARE (HOSPITAL MANAGEMENT)--1.5%
HCA - The Healthcare Co. 7%, 7/1/07.....       Ba           1,000        924,583

HCA - The Healthcare Co. 8.75%,
9/1/10..................................       Ba           1,500      1,515,955

Tenet Healthcare Corp. Series B 7.625%,
6/1/08..................................       Ba           3,000      2,865,000
                                                                    ------------
                                                                       5,305,538
                                                                    ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
Fresenius Medical Capital Trust I 9%,
12/1/06.................................       Ba           2,500      2,450,000

Fresenius Medical Capital Trust II
7.875%, 2/1/08..........................       Ba           1,900      1,767,000
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--CONTINUED

Team Health, Inc. Series B 12%,
3/15/09.................................       B        $   3,000   $  2,730,000
                                                                    ------------
                                                                       6,947,000
                                                                    ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
Hanger Orthopedic Group 11.25%,
6/15/09.................................       B            3,550      2,485,000

HOMEBUILDING--1.1%
Beazer Homes USA, Inc. 9%, 3/1/04.......       Ba           3,000      2,868,750
Ryland Group 9.75%, 9/1/10..............       Ba             900        882,000
                                                                    ------------
                                                                       3,750,750
                                                                    ------------

INSURANCE (MULTI-LINE)--1.0%
Willis Corroon Corp. 9%, 2/1/09.........       Ba           4,000      3,650,000

LEISURE TIME (PRODUCTS)--2.7%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07......................       B            6,700      6,264,500

Capital Gaming International, Inc. 12%,
5/28/01.................................       NR               2            682

Venetian Casino LV Sands 14.25%,
11/15/05(d).............................      Caa           3,500      3,535,000
                                                                    ------------
                                                                       9,800,182
                                                                    ------------

METALS MINING--0.1%
NSM Steel Ltd. Series B 144A 12.25%,
2/1/08(b)(e)(f).........................       NR           7,500        187,500

OIL & GAS (DRILLING & EQUIPMENT)--2.1%
R & B Falcon Corp. Series B 6.75%,
4/15/05.................................       Ba           5,500      5,170,000

R & B Falcon Corp. Series B 6.95%,
4/15/08.................................       Ba           2,500      2,325,000
                                                                    ------------
                                                                       7,495,000
                                                                    ------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
Benton Oil & Gas Co. 11.625%, 5/1/03....       B            2,975      2,142,000

PAPER & FOREST PRODUCTS--3.4%
Buckeye Technologies, Inc. 8%,
10/15/10................................       Ba           6,765      6,359,100

                       See Notes to Financial Statements                      31

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
PAPER & FOREST PRODUCTS--CONTINUED
S.D. Warren Co. 14%, 12/15/06...........       Ba       $   5,330   $  5,783,320
                                                                    ------------
                                                                      12,142,420
                                                                    ------------

PERSONAL CARE--1.0%
Revlon Consumer Products Corp. 8.125%,
2/1/06..................................      Caa           2,000      1,410,000

Revlon Consumer Products Corp. 9%,
11/1/06.................................      Caa           3,000      2,205,000
                                                                    ------------
                                                                       3,615,000
                                                                    ------------

PHOTOGRAPHY/IMAGING--0.3%
Anacomp, Inc. Series D 10.875%,
4/1/04(e)(f)............................      Caa           6,200        930,000

POWER PRODUCERS (INDEPENDENT)--1.2%
AES Corp. 9.375%, 9/15/10...............       Ba           1,900      1,938,000
Calpine Corp. 8.25%, 8/15/05............       Ba           2,400      2,392,234
                                                                    ------------
                                                                       4,330,234
                                                                    ------------
RETAIL (SPECIALTY)--1.5%
Musicland Group 9%, 6/15/03.............       B            5,100      4,641,000

Musicland Group, Inc. Series B 9.875%,
3/15/08.................................       B            1,000        800,000
                                                                    ------------
                                                                       5,441,000
                                                                    ------------
SERVICES (ADVERTISING/MARKETING)--1.8%
Lamar Media Corp. 9.25%, 8/15/07........       B            6,500      6,402,500

SERVICES (COMMERCIAL & CONSUMER)--3.8%
Fisher Scientific International, Inc.
9%, 2/1/08..............................       B            4,000      3,670,000

Service Corporation International 7%,
6/1/15..................................       B            5,400      3,996,000

United Rentals, Inc. Series B 9.50%,
6/1/08..................................       B            7,125      5,878,125
                                                                    ------------
                                                                      13,544,125
                                                                    ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
Alamosa PCS Holdings, Inc. 0%,
2/15/10(d)..............................      Caa           4,500      2,182,500
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--CONTINUED

Voicestream Wireless 0%, 11/15/09(d)....       B        $   2,900   $  2,109,750
                                                                    ------------
                                                                       4,292,250
                                                                    ------------

TELECOMMUNICATIONS (LONG DISTANCE)--4.7%
KMC Telecom Holdings, Inc. 0%,
2/15/08(d)..............................      Caa           8,000        960,000

KMC Telecom Holdings, Inc. 13.5%,
5/15/09.................................      Caa           3,000        960,000

Level 3 Communication, Inc. 10.75%,
3/15/08.................................       B            5,000      3,602,489

NTL Communications Corp. Series B 9.25%,
11/15/06................................       B            9,000      6,713,344

NTL Communications Corp. 0%,
10/1/08(d)..............................       B            2,500      1,487,500

NTL, Inc. 144A 5.75%, 12/15/09(b).......      Caa           3,500      2,655,625
NTL, Inc. 144A 0%, 4/1/08(b)(d).........       B3             550        321,750
                                                                    ------------
                                                                      16,700,708
                                                                    ------------

TELEPHONE--0.9%
Pathnet, Inc. 12.25%, 4/15/08...........       NR           5,825      2,067,875
Teligent, Inc. 11.50%, 12/1/07..........      Caa           2,500      1,087,500
                                                                    ------------
                                                                       3,155,375
                                                                    ------------

TEXTILES (APPAREL)--0.3%
Collins & Aikman Products Co. 11.50%,
4/15/06.................................       B            1,340      1,162,450

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       B            1,500      1,117,500

TRUCKERS--2.3%
Sea Containers Ltd. Series B 7.875%,
2/15/08.................................       Ba           8,000      5,400,000

Ventura Group, Inc. Series B 10.25%,
6/30/08.................................       B            3,600      2,934,000
                                                                    ------------
                                                                       8,334,000
                                                                    ------------

32                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
WASTE MANAGEMENT--0.8%
Allied Waste Industries 7.40%, 9/15/35..       Ba       $   4,000   $  2,920,000
- --------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $264,780,408)                                       202,848,092
- --------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.6%

First Chicago/Lennar Trust 97-CHL1, E
8.125%, 2/28/11(d)......................      B(c)         10,000      7,621,880

LB Commercial Conduit Mortgage Trust 6%,
12/15/08................................       BA           3,400      2,593,185

Salomon Brothers Mortgage Securities VII
95-C, 1 7.183%, 9/30/08(d)..............       B            5,076      4,377,832
Structured Asset Securities Corp. 00-C2,
L 8.37%, 3/20/03(d).....................     BB+(c)         5,824      5,649,651
- --------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $20,105,594)                                         20,242,548
- --------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--2.1%

BRAZIL--2.1%
Federal Republic of Brazil 8%, 4/15/14..       B            4,310      3,224,370

Federal Republic of Brazil 11%,
8/17/40.................................       B            5,400      4,158,000
- --------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $7,663,550)                                           7,382,370
- --------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--18.7%

ARGENTINA--1.3%
Imasac SA 144A 11%, 5/2/05(b)...........       B            3,230      2,164,100
Multicanal SA 13.125%, 4/15/09..........       B            3,000      2,617,500
                                                                    ------------
                                                                       4,781,600
                                                                    ------------

BAHAMAS--1.0%
Sun International Hotels Ltd. 9%,
3/15/07.................................       B            1,000        937,500

Sun International Hotels Ltd. 8.625%,
12/15/07................................       B            3,000      2,767,500
                                                                    ------------
                                                                       3,705,000
                                                                    ------------
                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------

BRAZIL--1.1%
Localiza Rent a Car 10.25%, 10/1/05.....       B        $   5,000   $  3,975,000

CANADA--5.1%
CHC Helicopter 11.75%, 7/15/07..........       B            3,700      3,214,691

Clearnet Communications, Inc. 0%,
12/15/05(d).............................       Ba           4,000      4,260,000

Clearnet Communications, Inc. 0%,
5/1/09(d)...............................       Ba           4,000      3,240,000

GT Group Telecom, Inc. 0%, 2/1/10(d)....      Caa           5,450      2,180,000

Hurricane Hydrocarbons Ltd. 144A 16.0%,
12/31/01(b).............................       B            2,439      2,433,147

Microcell Telecommunications Series B
0%, 6/1/06(d)...........................       B            3,000      2,902,500
                                                                    ------------
                                                                      18,230,338
                                                                    ------------

CAYMAN ISLANDS--0.5%
Battery Park CDO Ltd. Series 5 144A
15.407%, 2/10/11(b)(i)..................       B            2,000      1,860,000

GERMANY--0.8%
Callahan Nordrhein-WESTF 144A 14%,
7/15/10(b)..............................       B            3,000      2,910,000

ISRAEL--1.4%
Partner Communications Series DTC 13%,
8/15/10.................................       B            6,000      4,935,000

MEXICO--2.0%
Grupo Industrial Durango 12.625%,
8/1/03..................................       B            1,750      1,767,500

Maxcom Telecomunicaciones SA Series B
13.75%, 4/1/07..........................       NR           6,000      2,850,000

Vicap SA 11.375%, 5/15/07...............       Ba           3,000      2,550,000
                                                                    ------------
                                                                       7,167,500
                                                                    ------------

NETHERLANDS--1.6%
Netia Holdings BV 13.75%, 6/15/10(h)....       B            4,170      3,110,516

United Pan-Europe Communications Series
B 11.25%, 11/1/09(h)....................       B            4,000      2,627,698
                                                                    ------------
                                                                       5,738,214
                                                                    ------------

                       See Notes to Financial Statements                      33

Phoenix-Goodwin High Yield Fund

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
POLAND--0.0%
Poland Telecom Finance Series B 14%,
12/1/07(g)(f)...........................       NR       $   5,000   $    100,000

SOUTH KOREA--1.0%
Hyundai Semiconductor 144A 8.25%,
5/15/04(b)..............................       Ba           4,000      3,496,044

UNITED KINGDOM--2.2%
Atlantic Telecom Group PLC 13%,
1/15/10(h)..............................       NR           3,125      1,324,444
Colt Telecom Group PLC 7.625%,
12/15/09(h).............................       B+           6,000      4,475,562

Jazztel PLC 13.25%, 12/15/09(h).........      CAA1          3,000      1,856,341
                                                                    ------------
                                                                       7,656,347
                                                                    ------------

MAURITIUS--0.7%
APP International Finance 144A 0%,
7/5/01(b)(d)............................       B            3,150      2,331,000
- --------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $86,397,394)                                         66,886,043
- --------------------------------------------------------------------------------

CONVERTIBLE BONDS--1.1%

COMMUNICATIONS EQUIPMENT--0.1%
Earthweb, Inc. Cv. 144A 7%, 1/25/05.....       NR           1,000        490,000

COMPUTERS (SOFTWARE & SERVICES)--1.0%
At Home Corp. 144A 4.75%, 12/15/06(b)...       B3           5,865      3,650,963
- --------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $6,345,346)                                           4,140,963
- --------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                        ----------  ------------
PREFERRED STOCKS--5.2%

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.5%
Dobson Communications Corp. PIK
12.25%..................................                   16,431   $  1,454,176

Dobson Communications Corp. PIK 13%.....                   22,045      2,006,074

Nextel Communications, Inc. Series D PIK
13%.....................................                   56,916      5,691,614
                                                                    ------------
                                                                       9,151,864
                                                                    ------------

TELECOMMUNICATIONS (LONG DISTANCE)--1.7%
Global Crossing Holdings Ltd. PIK
10.50%..................................                   62,500      6,000,000

TELEPHONE--1.0%
Broadwing Communications, Inc. 12.50%
Series B................................                   34,050      3,422,006
- --------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $19,628,288)                                         18,573,870
- --------------------------------------------------------------------------------

COMMON STOCKS--1.4%

SHIPPING--0.3%
Hvide Marine, Inc.(e)...................                   81,666        898,326

SPECIALTY PRINTING--0.0%
Sullivan Holdings, Inc. Class C(e)(g)...                       76              0

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
AT&T Latin America Corp. Class A(e).....                  357,500      2,547,188
GT Group Telecom, Inc...................                   39,000        379,641
McLeodUSA, Inc. Class A(e)..............                   54,863      1,056,105
                                                                    ------------
                                                                       3,982,934
                                                                    ------------
- --------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $4,901,107)                                           4,881,260
- --------------------------------------------------------------------------------

34                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                                          SHARES       VALUE
                                                        ----------  ------------
WARRANTS--0.3%

COMMUNICATIONS EQUIPMENT--0.1%
Atlantic Telecom Group PLC Warrants(e)..                    3,125   $     13,245
GT Group Telecom, Inc. Warrants(e)......                    5,450        327,000

Loral Space & Communications, Inc.
Warrants(e).............................                    8,000         56,000

Maxcom Telecomunicaciones SA
Warrants(e).............................                    6,000              0

Park N View, Inc. Warrants(e)...........                    4,000         12,634
                                                                    ------------
                                                                         408,879
                                                                    ------------

COMPUTERS (SOFTWARE & SERVICES)--0.1%
WAM!NET, Inc. Warrants(e)...............                   33,000        383,625

LEISURE TIME (PRODUCTS)--0.0%
Capital Gaming International, Inc.
Warrants(e)(g)..........................                      410              0
METALS MINING--0.0%
NSM Steel Ltd. 144A Warrants(b)(e)(g)...                4,748,195         47,482

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
KMC Telecom Holdings, Inc. 144A
Warrants(b)(e)..........................                    8,000         40,000
Poland Telecom Finance 144A Warrants
(Poland)(b)(e)(g).......................                    5,000              0
                                                                    ------------
                                                                          40,000
                                                                    ------------

TELEPHONE--0.1%
Pathnet, Inc. Warrants(e)...............                    6,000         60,000
- --------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $1,761)                                                 939,986
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.8%
(IDENTIFIED COST $412,743,083)                                       328,902,632
- --------------------------------------------------------------------------------

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------  ----------  ------------
SHORT-TERM OBLIGATIONS--6.4%

COMMERCIAL PAPER--3.6%
Sara Lee Corp. 6.50%, 11/2/00...........      A-1+      $   2,000   $  1,999,639

General Electric Capital Corp. 6.49%,
11/7/00.................................      A-1+          3,500      3,496,214

Gannett Co., Inc. 6.48%, 11/8/00........      A-1             975        973,771
Kellogg Co. 6.55%, 11/9/00..............      A-1+          3,800      3,794,469

Receivables Capital Corp. 6.53%,
11/21/00................................      A-1+          2,863      2,852,614
                                                                    ------------
                                                                      13,116,707
                                                                    ------------

FORWARD CONTRACT LOAN TRANSACTION--2.8%
VoiceStream Term Loan B 2.25%, 5/7/01...                   10,000      9,925,000
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $23,099,870)                                         23,041,707
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.2%
(IDENTIFIED COST $435,842,953)                         351,944,339(a)
Cash and receivables, less liabilities--1.8%             6,395,980
                                                      ------------
NET ASSETS--100.0%                                    $358,340,319
                                                      ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,709,634 and gross depreciation of $90,976,159 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $437,210,864.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $34,211,656 or 9.5% of net assets.
(c)  As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Security in default.
(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. Security is illiquid.
(h)  Par value represents Euro.
(i)  Security is illiquid.

                       See Notes to Financial Statements                      35

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $435,842,953)                              $ 351,944,339
Cash                                                                    660
Receivables
  Interest and dividends                                          8,560,497
  Investment securities sold                                      4,992,938
  Fund shares sold                                                  388,475
Net unrealized appreciation on swap agreements                    7,026,553
Prepaid expenses                                                      3,997
                                                              -------------
    Total assets                                                372,917,459
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                 7,980,000
  Fund shares repurchased                                         1,974,870
  Investment advisory fee                                           204,883
  Distribution fee                                                  109,066
  Transfer agent fee                                                151,298
  Financial agent fee                                                23,384
  Trustees' fee                                                      10,208
Net unrealized depreciation on forward contracts                  4,014,007
Accrued expenses                                                    109,424
                                                              -------------
    Total liabilities                                            14,577,140
                                                              -------------
NET ASSETS                                                    $ 358,340,319
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 563,699,696
Undistributed net investment income                               1,594,709
Accumulated net realized loss                                  (125,980,415)
Net unrealized depreciation                                     (80,973,671)
                                                              -------------
NET ASSETS                                                    $ 358,340,319
                                                              =============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $312,543,839)              47,430,526
Net asset value per share                                             $6.59
Offering price per share $6.59/(1-4.75%)                              $6.92
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $43,107,555)                6,586,428
Net asset value and offering price per share                          $6.54
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,688,925)                   409,635
Net asset value and offering price per share                          $6.56

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 48,526,620
Dividends                                                        2,030,054
                                                              ------------
    Total investment income                                     50,556,674
                                                              ------------
EXPENSES
Investment advisory fee                                          2,839,729
Distribution fee, Class A                                          949,006
Distribution fee, Class B                                          541,591
Distribution fee, Class C                                           31,197
Financial agent fee                                                312,225
Transfer agent                                                     816,326
Printing                                                           119,263
Custodian                                                           65,966
Registration                                                        35,031
Professional                                                        31,594
Trustees                                                            24,500
Miscellaneous                                                       21,940
                                                              ------------
    Total expenses                                               5,788,368
    Custodian fees paid indirectly                                 (28,354)
                                                              ------------
    Net expenses                                                 5,760,014
                                                              ------------
NET INVESTMENT INCOME                                           44,796,660
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (24,627,115)
Net realized loss on foreign currency transactions                (226,178)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (29,683,984)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions            (4,101,610)
Net change in unrealized appreciation (depreciation) on swap
  agreements                                                     7,026,553
                                                              ------------
NET LOSS ON INVESTMENTS                                        (51,612,334)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (6,815,674)
                                                              ============

36                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            10/31/00      10/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ 44,796,660  $ 49,328,746
  Net realized gain (loss)                 (24,853,293)  (35,956,557)
  Net change in unrealized appreciation
    (depreciation)                         (26,759,041)   37,969,963
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (6,815,674)   51,342,152
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (39,338,693)  (45,037,890)
  Net investment income, Class B            (5,365,716)   (5,920,213)
  Net investment income, Class C              (313,050)     (234,211)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (45,017,459)  (51,192,314)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (14,011,356 and 18,425,232 shares,
    respectively)                          105,831,878   143,288,356
  Net asset value of shares issued from
    reinvestment of distributions
    (2,951,075 and 3,230,108 shares,
    respectively)                           21,786,927    25,061,675
  Cost of shares repurchased (21,456,475
    and 26,344,264 shares, respectively)  (161,045,856) (205,309,631)
                                          ------------  ------------
Total                                      (33,427,051)  (36,959,600)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (2,604,794 and 2,899,381 shares,
    respectively)                           19,449,746    22,455,385
  Net asset value of shares issued from
    reinvestment of distributions
    (256,146 and 278,064 shares,
    respectively)                            1,881,827     2,147,868
  Cost of shares repurchased (4,207,878
    and 3,357,007 shares, respectively)    (31,428,696)  (25,931,082)
                                          ------------  ------------
Total                                      (10,097,123)   (1,327,829)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (222,708
    and 269,525 shares, respectively)        1,675,960     2,100,156
  Net asset value of shares issued from
    reinvestment of distributions
    (15,239 and 10,955 shares,
    respectively)                              112,292        84,719
  Cost of shares repurchased (233,851
    and 96,278 shares, respectively)        (1,746,910)     (745,241)
                                          ------------  ------------
Total                                           41,342     1,439,634
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (43,482,832)  (36,847,795)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (95,315,965)  (36,697,957)
NET ASSETS
  Beginning of period                      453,656,284   490,354,241
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $1,594,709 AND $1,236,279,
    RESPECTIVELY]                         $358,340,319  $453,656,284
                                          ============  ============

                       See Notes to Financial Statements                      37

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    7.53     $    7.55     $    9.09     $    8.63     $    8.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.79          0.76          0.83          0.80          0.78
  Net realized and unrealized gain (loss)             (0.95)           --         (1.56)         0.46          0.46
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.16)         0.76         (0.73)         1.26          1.24
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.78)        (0.78)        (0.81)        (0.80)        (0.78)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.78)        (0.78)        (0.81)        (0.80)        (0.78)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.94)        (0.02)        (1.54)         0.46          0.46
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    6.59     $    7.53     $    7.55     $    9.09     $    8.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (2.65)%       10.16%        (8.97)%       15.03%        15.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $312,544      $391,057      $427,659      $532,906      $501,265

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.22%(5)      1.16%(4)      1.12%         1.11%         1.17%
  Net investment income                               10.35%         9.71%         9.13%         8.76%         9.21%
Portfolio turnover rate                                  80%           73%          103%          167%          162%

                                                                               CLASS B
                                                  -----------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    7.51     $    7.52     $    9.07     $    8.63     $    8.19
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.72          0.70          0.76          0.73          0.71
  Net realized and unrealized gain (loss)             (0.95)         0.01         (1.55)         0.46          0.45
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.23)         0.71         (0.79)         1.19          1.16
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.74)        (0.72)        (0.76)        (0.75)        (0.72)
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.74)        (0.72)        (0.76)        (0.75)        (0.72)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.97)        (0.01)        (1.55)         0.44          0.44
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    6.54     $    7.51     $    7.52     $    9.07     $    8.63
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (3.52)%        9.37%        (9.61)%       14.18%        14.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $43,108       $59,547       $61,026       $52,184       $25,595

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.97%(5)      1.91%(4)      1.88%         1.86%         1.92%
  Net investment income                                9.62%         8.94%         8.46%         8.00%         8.47%
Portfolio turnover rate                                  80%           73%          103%          167%          162%

                                                              CLASS C
                                               --------------------------------------
                                                                              FROM
                                                YEAR ENDED OCTOBER 31      INCEPTION
                                               -----------------------     2/27/98 TO
                                                    2000          1999      10/31/98
Net asset value, beginning of period           $    7.53     $    7.54       $ 9.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.73          0.71         0.50
  Net realized and unrealized gain (loss)          (0.96)           --        (1.76)
                                               ---------     ---------       ------
      TOTAL FROM INVESTMENT OPERATIONS             (0.23)         0.71        (1.26)
                                               ---------     ---------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.74)        (0.72)       (0.51)
                                               ---------     ---------       ------
      TOTAL DISTRIBUTIONS                          (0.74)        (0.72)       (0.51)
                                               ---------     ---------       ------
Change in net asset value                          (0.97)        (0.01)       (1.77)
                                               ---------     ---------       ------
NET ASSET VALUE, END OF PERIOD                 $    6.56     $    7.53       $ 7.54
                                               =========     =========       ======
Total return(1)                                    (3.51)%        9.38%      (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $2,689        $3,052       $1,669
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.97%(5)      1.91%(4)     1.88%(2)
  Net investment income                             9.69%         8.85%        8.94%(2)
Portfolio turnover rate                               80%           73%         103%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.
(5) For the year ended October 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

38                     See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET FUND

                        INVESTMENTS AT OCTOBER 31, 2000

 FACE
 VALUE                                                  INTEREST  MATURITY
 (000)                  DESCRIPTION                       RATE      DATE        VALUE
- -------                 -----------                     --------  ---------  ------------
FEDERAL AGENCY SECURITIES--5.0%
 1,550   FNMA.....................................        4.75%   12/21/00   $  1,545,991
 2,500   FNMA.....................................        6.20    12/27/00      2,497,993
   250   FHLB.....................................        6.38     1/24/01        249,811
 2,500   FHLB.....................................        6.73      3/1/01      2,499,743
 2,500   FHLB.....................................        5.75     4/30/01      2,487,287
- -----------------------------------------------------------------------------------------
                                                                                9,280,825
TOTAL FEDERAL AGENCY SECURITIES
- -----------------------------------------------------------------------------------------

                                                                    RESET
                                                                    DATE
                                                                  ---------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--11.6%
   389   SBA (Final Maturity 1/25/21).............        7.00     11/1/00        388,143
 2,451   SBA (Final Maturity 3/25/24).............        6.88     11/1/00      2,447,015
 3,000   SLMA (Final Maturity 3/7/01).............        6.63     11/7/00      3,000,000
 2,500   SLMA (Final Maturity 4/19/01)............        6.77     11/7/00      2,500,000
 1,984   SBA (Final Maturity 10/25/22)............        7.00      1/1/01      1,981,746
 2,941   SBA (Final Maturity 11/25/21)............        7.13      1/1/01      2,939,506
 2,855   SBA (Final Maturity 2/25/23).............        7.00      1/1/01      2,855,344
 1,663   SBA (Final Maturity 2/25/23).............        7.00      1/1/01      1,663,445
   332   SBA (Final Maturity 5/25/21).............        7.00      1/1/01        331,317
 3,231   SBA (Final Maturity 9/25/23).............        6.88      1/1/01      3,230,544
- -----------------------------------------------------------------------------------------
                                                                               21,337,060
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
- -----------------------------------------------------------------------------------------

                                                     STANDARD
                                                      & POORS
                                                      RATING               MATURITY
                                                    (Unaudited)              DATE
                                                    -----------            ---------
VARIABLE MONEY MARKET CERTIFICATES(b)--8.3%
 2,500   National Rural Utilities Corp............      AA-        6.73     1/20/01      2,500,000
 2,500   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.64      2/1/01      2,500,000
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
- -------                -----------                  -----------  --------  ---------  ------------
 2,500   Bavaria Universal Funding Corp...........      A-1        6.61%    4/17/01   $  2,500,000
 1,500   AT&T Corp................................     A-1+        6.61     6/14/01      1,498,981
 2,750   AT&T Corp................................     A-1+        6.63     6/14/01      2,749,483
 3,500   Associates Corporation of North
         America..................................      A+         6.78     8/27/01      3,503,023
- --------------------------------------------------------------------------------------------------
                                                                                        15,251,487
TOTAL VARIABLE MONEY MARKET CERTIFICATES
- --------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--69.1%
 4,115   CIESCO LP................................     A-1+        6.63     11/1/00      4,115,000
   366   Heinz (H.J.) Co..........................      A-1        6.50     11/1/00        366,000
 3,500   Receivables Capital Corp.................     A-1+        6.56     11/1/00      3,500,000
 2,500   International Lease Finance Corp.........     A-1+        6.60     11/2/00      2,500,000
 1,514   Ford Motor Credit Co.....................      A-1        6.50     11/6/00      1,512,633
 1,000   Pfizer, Inc..............................     A-1+        6.50     11/6/00        999,097
   650   Gannett Co., Inc.........................      A-1        6.50     11/8/00        649,178
 2,800   Gannett Co., Inc.........................      A-1        6.51     11/8/00      2,796,456
   800   Gannett Co., Inc.........................      A-1        6.52     11/8/00        798,986
   450   General Electric Capital Corp............     A-1+        6.50     11/8/00        449,431
 3,000   SBC Communications, Inc..................     A-1+        6.50     11/8/00      2,996,208
 2,871   Honeywell International, Inc.............      A-1        6.50     11/9/00      2,866,853
 2,605   Kellogg Co...............................     A-1+        6.55     11/9/00      2,601,208
 2,500   Receivables Capital Corp.................     A-1+        6.52     11/9/00      2,496,378
 2,500   Bavaria Universal Funding Corp...........      A-1        6.52    11/10/00      2,495,925
 1,490   Household Finance Corp...................      A-1        6.55    11/10/00      1,487,560

                       See Notes to Financial Statements                      41

Phoenix-Goodwin Money Market Fund

                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
- -------                -----------                  -----------  --------  ---------  ------------
 3,500   National Rural Utilities Corp............     A-1+        6.48%   11/13/00   $  3,492,440
   100   Campbell Soup Co.........................     A-1+        6.50    11/14/00         99,765
   850   Gannett Co., Inc.........................      A-1        6.50    11/14/00        848,005
   545   Private Export Funding Corp..............     A-1+        6.50    11/15/00        543,622
 1,486   Receivables Capital Corp.................     A-1+        6.55    11/15/00      1,482,215
 2,500   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.52    11/15/00      2,493,661
 3,300   Associates Corporation of North
         America..................................      A-1        6.57    11/16/00      3,290,966
 2,000   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.53    11/16/00      1,994,558
 3,000   Ford Motor Credit Co.....................      A-1        6.48    11/17/00      2,991,360
 3,500   Private Export Funding Corp..............     A-1+        6.53    11/17/00      3,489,842
 2,500   Gannett Co., Inc.........................      A-1        6.49    11/20/00      2,491,437
   940   Gannett Co., Inc.........................      A-1        6.50    11/20/00        936,775
 3,460   Kimberly-Clark Corp......................     A-1+        6.47    11/20/00      3,448,185
 1,563   Gannett Co., Inc.........................      A-1        6.50    11/21/00      1,557,356
 1,400   General Electric Capital Corp............     A-1+        6.50    11/21/00      1,394,944
 2,000   Lexington Parker Capital Co. LLC.........      A-1        6.52    11/21/00      1,992,756
 2,355   SBC Communications, Inc..................     A-1+        6.50    11/22/00      2,346,071
 2,200   SBC Communications, Inc..................     A-1+        6.51    11/27/00      2,189,656
 2,500   Wisconsin Electric Power Co..............     A-1+        6.48    11/27/00      2,488,300
   970   Colgate-Palmolive Co.....................      A-1        6.48    11/29/00        965,111
 3,000   General Electric Capital Corp............     A-1+        6.50    11/29/00      2,984,833
   110   Merrill Lynch & Co.......................     A-1+        6.50    11/29/00        109,444
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
- -------                -----------                  -----------  --------  ---------  ------------
 2,550   Campbell Soup Co.........................     A-1+        6.50%    12/6/00   $  2,533,885
   480   Dupont (E.I.) Denemours & Co.............     A-1+        6.53     12/6/00        476,953
 3,000   General Electric Capital Corp............     A-1+        6.56     12/6/00      2,980,867
 3,000   Special Purpose Accounts Receivable
         Cooperative Corp.........................      A-1        6.52     12/6/00      2,980,983
   489   Campbell Soup Co.........................     A-1+        6.62     12/7/00        485,763
   800   Enterprise Funding Corp..................     A-1+        6.69     12/7/00        794,648
 1,188   Receivables Capital Corp.................     A-1+        6.51     12/7/00      1,180,266
 2,500   Private Export Funding Corp..............     A-1+        6.55     12/8/00      2,483,170
 4,000   Bellsouth Telecommunications, Inc........     A-1+        6.48    12/15/00      3,968,320
 1,400   General Electric Capital Corp............     A-1+        6.50    12/15/00      1,388,878
 1,122   Receivables Capital Corp.................     A-1+        6.55    12/15/00      1,113,018
 2,500   Kimberly-Clark Corp......................     A-1+        6.46    12/18/00      2,478,915
   366   Greenwich Funding Corp...................     A-1+        6.62      1/3/01        361,760
 2,500   Preferred Receivables Funding Corp.......      A-1        6.57      1/4/01      2,470,800
 3,500   Bank of America Corp.....................      A-1        6.58     1/11/01      3,454,580
   175   AT&T Corp................................     A-1+        6.52     1/12/01        172,718
 2,500   Goldman Sachs Group L.P..................     A-1+        6.52     1/19/01      2,464,231
 2,500   Goldman Sachs Group L.P..................     A-1+        6.56     1/19/01      2,464,011
 2,610   Household Finance Corp...................      A-1        6.53     1/30/01      2,567,392
 3,000   Lexington Parker Capital Co. LLC.........      A-1        6.50      3/1/01      2,935,000
 2,910   Private Export Funding Corp..............     A-1+        6.46     3/29/01      2,832,717

42                     See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
- -------                -----------                  -----------  --------  ---------  ------------
 3,215   Honeywell International, Inc.............      A-1        6.47%    3/30/01   $  3,128,907
 5,300   AT&T Corp................................     A-1+        7.27     6/14/01      5,306,024
- --------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                                 127,286,021
- --------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES(c)--2.9%
 2,450   Associates Corporation of North
         America..................................      A+         5.85     1/15/01      2,445,792
 2,000   Beta Finance.............................      A+         6.82     2/15/01      1,999,118
 1,000   Bank of America Corp.....................      A+         5.75     3/15/01        996,511
- --------------------------------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES                                                                  5,441,421
- --------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--5.2%
 3,500   Canadian Imperial Bank of Commerce.......      AA-        6.66     11/1/00      3,500,000
                                                     STANDARD
 FACE                                                & POORS
VALUE                                                 RATING     INTEREST  MATURITY
(000)                  DESCRIPTION                  (Unaudited)   RATE       DATE        VALUE
- -------                -----------                  -----------  --------  ---------  ------------
 3,500   Bank of America Corp.....................      AA-        6.80%    12/1/00   $  3,500,194
 2,500   Canadian Imperial Bank of Commerce.......      AA-        6.52    12/13/00      2,500,000
- --------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                            9,500,194
- --------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--102.1%
(IDENTIFIED COST $188,097,008)                        188,097,008(a)
Cash and receivables, less liabilities--(2.1%)         (3,921,129)
                                                     ------------
NET ASSETS--100.0%                                   $184,175,879
                                                     ============

(a) Federal Income Tax Information: At October 31, 2000, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)  The interest rate shown is the coupon rate.

                       See Notes to Financial Statements                      43

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $188,097,008)                              $188,097,008
Cash                                                               120,970
Receivables
  Fund shares sold                                               1,263,296
  Interest                                                         973,740
  Investment securities sold                                       348,390
Prepaid expenses                                                     1,365
                                                              ------------
    Total assets                                               190,804,769
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased                                        6,252,429
  Dividend distribution                                            172,650
  Investment advisory fee                                           66,829
  Transfer agent fee                                                33,390
  Financial agent fee                                               17,434
  Distribution fee                                                  13,295
  Trustees' fee                                                     10,208
Accrued expenses                                                    62,655
                                                              ------------
    Total liabilities                                            6,628,890
                                                              ------------
NET ASSETS                                                    $184,175,879
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $184,175,879
                                                              ------------
NET ASSETS                                                    $184,175,879
                                                              ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $164,125,101)            164,125,101
Net asset value and offering price per share                         $1.00
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,616,241)              18,616,241
Net asset value and offering price per share                         $1.00
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,434,537)                1,434,537
Net asset value and offering price per share                         $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $ 13,479,806
                                                              ------------
    Total investment income                                     13,479,806
                                                              ------------
EXPENSES
Investment advisory fee                                            870,439
Distribution fee, Class B                                          146,443
Distribution fee, Class C                                            8,750
Financial agent fee                                                212,837
Transfer agent                                                     470,675
Registration                                                        63,531
Custodian                                                           41,124
Printing                                                            36,009
Professional                                                        27,093
Trustees                                                            24,500
Miscellaneous                                                       10,535
                                                              ------------
    Total expenses                                               1,911,936
    Custodian fees paid indirectly                                 (11,224)
                                                              ------------
    Net expenses                                                 1,900,712
                                                              ------------
NET INVESTMENT INCOME                                         $ 11,579,094
                                                              ============

44                     See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended       Year Ended
                                               10/31/00         10/31/99
                                            --------------   --------------
FROM OPERATIONS
  NET INVESTMENT INCOME (LOSS)               $ 11,579,094     $  9,868,732
                                             ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (10,631,671)      (9,145,952)
  Net investment income, Class B                 (907,312)        (722,494)
  Net investment income, Class C                  (40,111)            (286)
                                             ------------     ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (11,579,094)      (9,868,732)
                                             ------------     ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,338,655,413 and 1,899,144,846
    shares, respectively)                   1,338,655,413    1,899,144,846
  Net asset value of shares issued from
    reinvestment of distributions
    (9,576,749 and 8,113,952 shares,
    respectively)                               9,576,749        8,113,952
  Cost of shares repurchased
    (1,389,172,903 and 1,897,484,874
    shares, respectively)                   (1,389,172,903)  (1,897,484,874)
                                             ------------     ------------
Total                                         (40,940,741)       9,773,924
                                             ------------     ------------
CLASS B
  Proceeds from sales of shares
    (74,694,373 and 74,245,737 shares,
    respectively)                              74,694,373       74,245,737
  Net asset value of shares issued from
    reinvestment of distributions
    (742,970 and 599,130 shares,
    respectively)                                 742,970          599,130
  Cost of shares repurchased (76,874,626
    and 74,769,104 shares, respectively)      (76,874,626)     (74,769,104)
                                             ------------     ------------
Total                                          (1,437,283)          75,763
                                             ------------     ------------
CLASS C
  Proceeds from sales of shares
    (4,634,976 and 144,728 shares,
    respectively)                               4,634,976          144,728
  Net asset value of shares issued from
    reinvestment of distributions
    (34,202 and 194 shares,
    respectively)                                  34,202              194
  Cost of shares repurchased (3,379,563
    and 0 shares, respectively)                (3,379,563)              --
                                             ------------     ------------
Total                                           1,289,615          144,922
                                             ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        (41,088,409)       9,994,609
                                             ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS       (41,088,409)       9,994,609

NET ASSETS
  Beginning of period                         225,264,288      215,269,679
                                             ------------     ------------
  END OF PERIOD                              $184,175,879     $225,264,288
                                             ============     ============

                       See Notes to Financial Statements                      45

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.054         0.044         0.049         0.048         0.047
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.054         0.044         0.049         0.048         0.047
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.054)       (0.044)       (0.049)       (0.048)       (0.047)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                                --            --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                  =========     =========     =========     =========     =========
Total return(1)                                        5.59%         4.47%         5.00%         4.76%         4.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $164,125      $205,066      $195,292      $188,695      $192,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   0.80%(3)      0.77%(3)      0.73%         0.79%         0.84%
  Net investment income                                5.41%         4.41%         4.90%         4.76%         4.68%

                                                                               CLASS B
                                                  -----------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.047         0.036         0.041         0.040         0.039
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.047         0.036         0.041         0.040         0.039
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (0.047)       (0.036)       (0.041)       (0.040)       (0.039)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                                --            --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                  =========     =========     =========     =========     =========
Total return(1)                                        4.80%         3.69%         4.22%         4.02%         3.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $18,616       $20,054       $19,978       $15,013       $10,223

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.56%(3)      1.52%(3)      1.48%         1.55%         1.59%
  Net investment income                                4.65%         3.66%         4.15%         4.02%         3.92%

                                                       CLASS C
                                               -----------------------
                                                               FROM
                                                             INCEPTION
                                                 YEAR        10/12/99
                                                 ENDED          TO
                                               10/31/00      10/31/99
Net asset value, beginning of period            $ 1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.044          0.003
                                                ------        -------
      TOTAL FROM INVESTMENT OPERATIONS           0.044          0.003
                                                ------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.044)        (0.003)
                                                ------        -------
Change in net asset value                           --             --
                                                ------        -------
NET ASSET VALUE, END OF PERIOD                  $ 1.00        $  1.00
                                                ======        =======
Total return(1)                                   4.55%          0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $1,435           $145
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.83%(3)       1.82%(1)(3)
  Net investment income                           4.56%          3.95%(1)

(1)  Annualized.
(2)  Not annualized.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

46                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                        INVESTMENTS AT OCTOBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
U.S. GOVERNMENT SECURITIES--0.9%

U.S. TREASURY BONDS--0.1%
U.S. Treasury Bonds 5.25%, 2/15/29......      AAA       $   750   $      683,470
U.S. TREASURY NOTES--0.8%
U.S. Treasury Notes 6%, 8/15/09.........      AAA        12,020       12,144,803
- --------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $12,327,793)                                         12,828,273
- --------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--3.7%

Fannie Mae 7.125%, 2/15/05..............      AAA         2,000        2,044,576
GNMA 6.50%, '23-'28.....................      AAA        53,731       52,370,136
- --------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $54,655,839)                                         54,414,712
- --------------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--2.1%

Fannie Mae 6.625%, 9/15/09,
9/15/09.................................      AAA        15,740       15,676,615

Freddie Mac 6.625%, 9/15/09,
9/15/09.................................      AAA        15,000       14,888,925
- --------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $30,704,468)                                         30,565,540
- --------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

MUNICIPAL BONDS--6.3%

CALIFORNIA--2.0%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19..........................      AAA       $ 1,100   $      977,801

Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29..........................      AAA         2,750        2,411,365

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06..................      AAA         3,820        3,685,994

Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14..................      AAA         2,580        2,537,868

Los Angeles County Pension Obligation
Taxable Series A 8.49% 6/30/04..........      AAA         2,000        2,107,560

Pasadena Pension Funding Revenue Taxable
Series A 6.95%, 5/15/07.................      AAA         1,915        1,907,168

Pasadena Pension Funding Revenue Taxable
Series A 7%, 5/15/08....................      AAA         3,435        3,414,390

Pasadena Pension Funding Revenue Taxable
Series A 7.05%, 5/15/09.................      AAA         2,500        2,479,450

Pasadena Pension Funding Revenue Taxable
Series A 7.15%, 5/15/11.................      AAA           565          558,226

50                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
CALIFORNIA--CONTINUED
San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08...........      AAA       $ 1,530   $    1,508,825

Sonoma County Pension Obligation Revenue
Taxable 6.625%, 6/1/13..................      AAA         4,265        3,993,021
Ventura County Pension Obligation
Taxable 6.58%, 11/1/06..................      AAA         3,560        3,495,920
                                                                  --------------
                                                                      29,077,588
                                                                  --------------

COLORADO--0.2%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      AAA         2,000        1,970,440

FLORIDA--1.1%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21...................      AAA        11,675       12,250,461
Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05.................      AAA         1,970        1,900,026
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20..........      AAA         2,120        2,056,167
                                                                  --------------
                                                                      16,206,654
                                                                  --------------

MASSACHUSETTS--0.2%
Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02..........      AA-         3,340        3,307,535

NEW JERSEY--0.3%
New Jersey Sports & Exposition Authority
Taxable Series A 6.75%, 3/01/12.........      AAA         5,000        4,762,550

NEW YORK--0.6%
New York State Taxable Series C 6.35%,
3/1/07..................................      AAA         9,290        8,970,331

OREGON--0.3%
Multnomah County Pension Revenue Taxable
7.25%, 6/01/11..........................     Aaa(d)       3,000        2,985,690

Portland Pension Revenue Taxable Series
C 7.32%, 6/1/08.........................     Aaa(d)       1,000        1,012,470
                                                                  --------------
                                                                       3,998,160
                                                                  --------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

PENNSYLVANIA--1.1%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      AAA       $ 8,500   $    7,759,565

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17..................      AAA         9,245        8,326,324
                                                                  --------------
                                                                      16,085,889
                                                                  --------------

TEXAS--0.5%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.50%, 11/1/09..........................      AAA         1,900        1,815,545

Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.60%, 11/1/12..........................      AAA         5,750        5,404,425
                                                                  --------------
                                                                       7,219,970
                                                                  --------------
- --------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $95,544,649)                                         91,599,117
- --------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.8%
AESOP Funding II LLC 97-1A, A2 6.40%,
10/20/03................................      AAA         9,250        9,206,560

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28........      AAA         3,000        2,899,413

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       A+         5,020        4,988,625

Case Equipment Loan Trust 98-A, A4
5.83%, 2/15/05..........................      AAA         8,280        8,198,345

Ford Credit Auto Owner Trust 99-B, A4
5.80%, 6/15/02..........................      AAA         3,000        2,985,234

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27..........................      AA-         9,250        9,034,483

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      AAA         5,500        5,479,481

Premier Auto Trust 98-3, B 6.14%,
9/8/04..................................       A+         4,000        3,949,413

                       See Notes to Financial Statements                      51

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
Triangle Funding Ltd. 98-2A, 3 8.65%,
10/15/04(e).............................      BBB       $ 8,000   $    7,972,688
- --------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $55,379,905)                                         54,714,242
- --------------------------------------------------------------------------------

CORPORATE BONDS--4.6%

AIRLINES--0.3%
Northwest Airlines Corp. Series 00-1, G
8.072%, 10/1/19.........................      AAA         3,620        3,739,532

BANKS (MAJOR REGIONAL)--0.4%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08.................................       A          3,000        2,771,880

Wachovia Corp. 5.625%, 12/15/08.........       A+         3,000        2,659,944
                                                                  --------------
                                                                       5,431,824
                                                                  --------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
CSC Holdings, Inc. 7.25%, 7/15/08.......      BB+         2,665        2,477,086

Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B+         2,000        1,810,000
                                                                  --------------
                                                                       4,287,086
                                                                  --------------

COMMUNICATIONS EQUIPMENT--0.1%
Williams Communications Group, Inc.
10.875%, 10/1/09........................       B+         2,350        1,991,625

COMPUTERS (SOFTWARE & SERVICES)--0.2%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05................      BBB+        3,590        3,316,560

ENTERTAINMENT--0.3%
Capitol Records, Inc. 144A 8.375%,
8/15/09(c)..............................      BBB+        4,600        4,749,058

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.7%
Horseshoe Gaming Holdings Corp. Series B
8.625%, 5/15/09.........................       B+         2,500        2,425,000

Isle of Capri Casinos, Inc. 8.75%,
4/15/09.................................       B          2,000        1,825,000

MGM Mirage, Inc. 9.75%, 6/1/07..........      BB+         1,650        1,691,250
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED

Park Place Entertainment Corp. 9.375%,
2/15/07.................................      BB+       $ 4,000   $    4,030,000
                                                                  --------------
                                                                       9,971,250
                                                                  --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
Tenet Healthcare Corp. 8%, 1/15/05......      BB+         3,365        3,327,144

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05.................................      BBB         3,250        3,051,796

HEALTH CARE (SPECIALIZED SERVICES)--0.2%
HEALTHSOUTH Corp. 144A 10.75%,
10/1/08(c)..............................      BB+         2,500        2,520,555

INSURANCE (MULTI-LINE)--0.0%
Willis Corroon Corp. 9%, 2/1/09.........       B+           740          675,250

LEISURE TIME (PRODUCTS)--0.2%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07......................       B-         2,900        2,711,500

PAPER & FOREST PRODUCTS--0.2%
Buckeye Technologies, Inc. 9.25%,
9/15/08.................................      BB-         2,265        2,276,325

RETAIL (FOOD CHAINS)--0.1%
Kroger Co. 7.45%, 3/1/08................      BBB-        1,290        1,248,880

SERVICES (COMMERCIAL & CONSUMER)--0.1%
United Rentals, Inc. Series B 8.80%,
8/15/08.................................      BB-         1,570        1,263,850

United Rentals, Inc. Series B 9.50%,
6/1/08..................................      BB-           935          771,375
                                                                  --------------
                                                                       2,035,225
                                                                  --------------

SHIPPING--0.2%
Teekay Shipping Corp. 8.32%, 2/1/08.....      BB+         2,640        2,508,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Nextlink Communications, Inc. 10.75%,
11/15/08................................       B          2,000        1,760,000

TELEPHONE--0.5%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08.................      BBB+        3,000        2,652,582

52                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
TELEPHONE--CONTINUED
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08.................      BB+       $ 4,300   $    4,257,258
                                                                  --------------
                                                                       6,909,840
                                                                  --------------

TEXTILES (HOME FURNISHINGS)--0.2%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       BB         3,465        2,581,425

TRUCKS & PARTS--0.1%
Cummins Engine, Inc. 6.45%, 3/1/05......      BBB+        2,060        1,892,436
- --------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $70,612,631)                                         66,985,311
- --------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.7%

CS First Boston Mortgage Securities
Corp. 97-C2, B 6.72%, 11/17/07..........     Aa(d)        9,000        8,738,964

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.........      AAA         7,900        7,613,277

Commercial Mortgage Asset Trust 99-C1 D
7.35%, 10/17/13.........................      BBB         2,100        1,926,750

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31.....................     Aaa(d)       3,000        2,847,187
DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................     Aaa(d)      10,300        9,894,437

DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 7.58%, 2/12/06......................      AAA         6,550        6,638,016

DLJ Mortgage Acceptance Corp. 97-CF2, A2
6.84%, 9/15/07..........................       AA           750          732,422

First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07........     Aa(d)       11,807       11,880,751
Fleet Credit Card Master Trust II,
2000-C Class A 7.02%, 2/15/08...........      AAA         8,135        8,225,063

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................       AA         5,158        5,035,124
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

GMAC Commercial Mortgage Securities,
Inc. 97-C2, B 6.703%, 12/15/07..........     Aa(d)      $ 5,000   $    4,782,812

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      AAA        10,060        9,556,073

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09...............     Aaa(d)       4,855        4,888,378

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07.................................      AA+        10,825       10,540,844

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05................................       AA         6,157        6,257,513

Prudential Home Mortgage Securities
93-L, 2B3 6.641%, 12/25/23..............      A(d)        5,000        4,870,313

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26.............      AAA         6,600        6,404,063

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26..............       AA         5,675        5,527,572

Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11..............      AAA         1,752        1,702,661

Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23........................     AAA(d)       9,054        8,767,855
- --------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $129,017,898)                                       126,830,075
- --------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--4.5%

CHILE--0.5%
Republic of Chile 6.875% 04/28/09.......       A-         8,200        7,582,433

CROATIA--0.6%
Croatia Series A 7.75%, 7/31/10(e)......      BBB-        5,277        4,881,474
Croatia Series B 7.75%, 7/31/06(e)......      BBB-        4,111        3,915,572
                                                                  --------------
                                                                       8,797,046
                                                                  --------------

EL SALVADOR--0.5%
Republic of El Salvador 144A 9.50%,
8/15/06(c)..............................      BB+         7,000        7,280,000

MEXICO--1.1%
United Mexican States Global Bond
10.375%, 2/17/09........................      BB+         4,500        4,792,500

                       See Notes to Financial Statements                      53

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
MEXICO--CONTINUED
United Mexican States Global Bond
11.375%, 9/15/16........................      BB+       $ 1,000   $    1,135,750

United Mexican States Global Bond
11.50%, 5/15/26.........................      BB+         8,675       10,249,512
                                                                  --------------
                                                                      16,177,762
                                                                  --------------
POLAND--1.1%
Poland Bearer PDI 6%, 10/27/14(e).......      BBB+       17,470       16,170,669
SOUTH KOREA--0.3%
Republic of Korea 8.875%, 4/15/08.......      BBB         4,000        4,180,000

URUGUAY--0.4%
Republic of Uruguay 7.25%, 5/4/09.......      BBB-        6,900        6,141,000
- --------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $65,824,821)                                         66,328,910
- --------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.0%

BERMUDA--0.2%
Global Crossing Holdings Ltd. 9.125%,
11/15/06................................       BB         3,000        2,876,250
CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%, 5/15/12.......      AAA         5,225        5,223,955

CHILE--0.4%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(c)......................      BBB         4,500        4,355,820

Petropower I Funding Trust 144A 7.36%,
2/15/14(c)..............................      BBB         2,368        2,074,877
                                                                  --------------
                                                                       6,430,697
                                                                  --------------

LUXEMBOURG--0.4%
Tyco International Group SA 6.375%,
6/15/05.................................       A-         6,700        6,482,739

MEXICO--0.2%
Cemex SA de CV 144A 8.625%,
7/18/03(c)..............................      BBB-          500          500,000
Grupo Iusacell SA de CV 14.25%,
12/1/06.................................       B+         2,000        2,020,000
                                                                  --------------
                                                                       2,520,000
                                                                  --------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------

NETHERLANDS--0.4%
Deutsche Telekom International Finance
BV 8%, 6/15/10..........................       A-       $ 3,300   $    3,370,815

HSBC Capital Funding LP 144A 9.547%,
12/29/49(c).............................       A-         2,000        2,120,660
                                                                  --------------
                                                                       5,491,475
                                                                  --------------
- --------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $29,238,912)                                         29,025,116
- --------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
PREFERRED STOCKS--0.5%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.5%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(c)(e)......................                 10,000        7,606,000
- --------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $7,888,165)                                           7,606,000
- --------------------------------------------------------------------------------

COMMON STOCKS--51.7%

AEROSPACE/DEFENSE--0.7%
General Dynamics Corp...................                135,000        9,660,937

BANKS (MAJOR REGIONAL)--1.9%
FleetBoston Financial Corp..............                344,000       13,072,000
Wells Fargo & Co........................                303,600       14,060,475
                                                                  --------------
                                                                      27,132,475
                                                                  --------------

BANKS (MONEY CENTER)--1.1%
Bank of America Corp....................                338,500       16,269,156

BROADCASTING (TELEVISION, RADIO & CABLE)--1.3%
AT&T Corp.- Liberty Media Corp.
Class A(b)..............................                333,400        6,001,200

Clear Channel Communications, Inc.(b)...                222,470       13,362,104
                                                                  --------------
                                                                      19,363,304
                                                                  --------------

CHEMICALS--0.4%
Du Pont (E.I.) de Nemours & Co..........                140,000        6,352,500

54                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                                         SHARES       VALUE
                                                        --------  --------------
CHEMICALS (SPECIALTY)--0.2%
Ecolab, Inc.............................                 65,000   $    2,547,187
COMMUNICATIONS EQUIPMENT--2.1%
ADC Telecommunications, Inc.(b).........                293,000        6,262,875
ADTRAN, Inc.(b).........................                194,400        7,387,200
Corning, Inc............................                 48,300        3,694,950
Harris Corp.............................                155,000        4,911,562
Tellabs, Inc.(b)........................                171,100        8,544,306
                                                                  --------------
                                                                      30,800,893
                                                                  --------------

COMPUTERS (HARDWARE)--3.5%
Compaq Computer Corp....................                767,800       23,348,798
International Business Machines Corp....                284,400       28,013,400
                                                                  --------------
                                                                      51,362,198
                                                                  --------------

COMPUTERS (NETWORKING)--1.6%
Cisco Systems, Inc.(b)..................                425,900       22,945,362

COMPUTERS (SOFTWARE & SERVICES)--3.6%
Affiliated Computer Services, Inc.(b)...                 80,000        4,455,000
America Online, Inc.(b).................                209,800       10,580,214
American Management Systems, Inc.(b)....                172,100        3,721,662
Microsoft Corp.(b)......................                496,600       34,203,325
                                                                  --------------
                                                                      52,960,201
                                                                  --------------
DISTRIBUTORS (FOOD & HEALTH)--1.4%
Cardinal Health, Inc....................                210,900       19,982,775

ELECTRIC COMPANIES--0.6%
Duke Energy Corp........................                 95,000        8,211,562

ELECTRICAL EQUIPMENT--3.0%
General Electric Co.....................                787,200       43,148,400
ELECTRONICS (INSTRUMENTATION)--0.5%
Waters Corp.(b).........................                104,800        7,604,550

ELECTRONICS (SEMICONDUCTORS)--1.2%
Intel Corp..............................                144,500        6,502,500
Micron Technology, Inc.(b)..............                334,300       11,616,925
                                                                  --------------
                                                                      18,119,425
                                                                  --------------

ENTERTAINMENT--0.9%
Viacom, Inc. Class B(b).................                234,034       13,310,684

FINANCIAL (DIVERSIFIED)--4.5%
Citigroup, Inc..........................                599,801       31,564,528
Freddie Mac.............................                172,000       10,320,000

                                                         SHARES       VALUE
                                                        --------  --------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Morgan Stanley Dean Witter & Co.........                291,800   $   23,435,187
                                                                  --------------
                                                                      65,319,715
                                                                  --------------

FOODS--2.3%
Dean Foods Co...........................                 85,000        2,720,000
PepsiCo, Inc............................                590,500       28,602,344
Suiza Foods Corp.(b)....................                 55,000        2,547,187
                                                                  --------------
                                                                      33,869,531
                                                                  --------------

HEALTH CARE (DIVERSIFIED)--2.0%
Abbott Laboratories.....................                314,300       16,598,969
Bristol-Myers Squibb Co.................                195,500       11,913,281
                                                                  --------------
                                                                      28,512,250
                                                                  --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.4%
Pfizer, Inc.............................                543,000       23,450,813
QLT, Inc.(b)............................                 29,800        1,482,084
Schering-Plough Corp....................                196,500       10,156,594
                                                                  --------------
                                                                      35,089,491
                                                                  --------------

HEALTH CARE (GENERIC AND OTHER)--0.9%
Alpharma, Inc. Class A..................                 98,000        3,803,625
King Pharmaceuticals, Inc.(b)...........                203,600        9,123,825
                                                                  --------------
                                                                      12,927,450
                                                                  --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
HCA-The Healthcare Co...................                155,000        6,190,313

Health Management Associates, Inc. Class
A(b)....................................                218,500        4,329,031
                                                                  --------------
                                                                      10,519,344
                                                                  --------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Bard (C.R.), Inc........................                191,000        7,998,125

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.4%
Kimberly-Clark Corp.....................                 89,000        5,874,000

INSURANCE (MULTI-LINE)--1.9%
American International Group, Inc.......                284,200       27,851,600

OIL & GAS (DRILLING & EQUIPMENT)--1.8%
Baker Hughes, Inc.......................                124,700        4,286,563
Diamond Offshore Drilling, Inc..........                 88,200        3,048,413
Halliburton Co..........................                 99,500        3,687,719
Schlumberger Ltd........................                 57,000        4,339,125

                       See Notes to Financial Statements                      55

Phoenix-Oakhurst Balanced Fund

                                                         SHARES       VALUE
                                                        --------  --------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Tidewater, Inc..........................                141,800   $    6,549,388
Transocean Sedco Forex, Inc.............                 93,999        4,981,947
                                                                  --------------
                                                                      26,893,155
                                                                  --------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Anadarko Petroleum Corp.................                 87,700        5,617,185
Unocal Corp.............................                143,000        4,879,875
                                                                  --------------
                                                                      10,497,060
                                                                  --------------
OIL (DOMESTIC INTEGRATED)--0.5%
Conoco, Inc. Class A....................                309,200        7,981,225

OIL (INTERNATIONAL INTEGRATED)--1.0%
Chevron Corp............................                 59,000        4,845,375
Exxon Mobil Corp........................                109,900        9,801,706
                                                                  --------------
                                                                      14,647,081
                                                                  --------------

PAPER & FOREST PRODUCTS--0.3%
International Paper Co..................                104,000        3,809,000

RETAIL (COMPUTERS & ELECTRONICS)--1.2%
Tech Data Corp.(b)......................                419,700       17,470,013

RETAIL (FOOD CHAINS)--0.5%
Safeway, Inc.(b)........................                131,700        7,202,344

RETAIL (GENERAL MERCHANDISE)--1.0%
Wal-Mart Stores, Inc....................                314,100       14,252,288
SERVICES (COMMERCIAL & CONSUMER)--0.7%
Cendant Corp.(b)........................                454,800        5,457,600
Viad Corp...............................                242,600        5,185,575
                                                                  --------------
                                                                      10,643,175
                                                                  --------------

SERVICES (COMPUTER SYSTEMS)--1.2%
Computer Sciences Corp.(b)..............                118,800        7,484,400
Electronic Data Systems Corp............                200,000        9,387,500
                                                                  --------------
                                                                      16,871,900
                                                                  --------------
SERVICES (DATA PROCESSING)--1.3%
CheckFree Corp.(b)......................                124,900        6,213,775
Fiserv, Inc.(b).........................                232,800       12,207,450
                                                                  --------------
                                                                      18,421,225
                                                                  --------------

                                                         SHARES       VALUE
                                                        --------  --------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
WorldCom, Inc.(b).......................                253,900   $    6,030,117

TELEPHONE--1.5%
SBC Communications, Inc.................                262,300       15,131,431
Verizon Communications..................                121,000        6,995,313
                                                                  --------------
                                                                      22,126,744
                                                                  --------------
- --------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $584,525,241)                                       754,578,442
- --------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--4.4%

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Check Point Software Technologies Ltd.
(Israel)(b).............................                 52,000        8,235,500

ELECTRICAL EQUIPMENT--0.4%
SONY Corp. ADR (Japan)..................                 63,800        5,295,400

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                121,800        6,325,987

MANUFACTURING (DIVERSIFIED)--2.7%
Tyco International Ltd. (Bermuda).......                702,600       39,828,638

OIL & GAS (DRILLING & EQUIPMENT)--0.3%
Petroleum Geo-Services ASA ADR
(Norway)(b).............................                279,100        3,820,181
- --------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $40,015,661)                                         63,505,706
- --------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--1.4%

S&P 500 Depository Receipts.............                143,500       20,529,469
- --------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $18,854,987)                                         20,529,469
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.6%
(IDENTIFIED COST $1,194,590,970)                                   1,379,510,913
- --------------------------------------------------------------------------------

56                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
SHORT-TERM OBLIGATIONS--4.8%

COMMERCIAL PAPER--4.6%
Household Finance Corp. 6.62%,
11/1/00.................................      A-1+      $10,000   $   10,000,000

Sara Lee Corp 6.49%, 11/2/00............      A-1+        9,150        9,148,350

United Technologies Corp. 6.48%
11/2/00.................................      A-1+        3,000        2,999,460

Greenwich Funding Corp. 6.51%,
11/3/00.................................      A-1+          815          814,705
Pfizer, Inc. 6.49%, 11/3/00.............      A-1+        2,500        2,499,099

Wisconsin Electric Power 6.48%,
11/6/00.................................      A-1+        3,100        3,097,210

American Home Products Corp. 6.55%,
11/8/00.................................      A-1         5,000        4,993,632
Private Export Funding Corp. 6.47%,
11/8/00.................................      A-1+        3,000        2,996,226

Greenwich Funding Corp. 6.55%,
11/9/00.................................      A-1+        5,360        5,352,198
Household Finance Corp. 6.49%,
11/9/00.................................      A-1+        5,000        4,992,789
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------  --------  --------------
COMMERCIAL PAPER--CONTINUED

American Home Products Corp. 6.48%,
11/13/00................................      A-1       $ 5,283   $    5,271,589

United Technologies Corp. 6.52%,
11/14/00................................      A-1         1,160        1,157,269

Preferred Receivables Funding Corp.
6.50%, 11/16/00.........................      A-1         4,000        3,989,167

AT&T Corp. 6.56%, 11/20/00..............      A-1+        4,310        4,295,078
Gannett Co., Inc. 6.50%, 11/21/00.......      A-1         2,650        2,640,430
AT&T Corp. 6.53%, 12/11/00..............      A-1+        3,420        3,395,186
                                                                  --------------
                                                                      67,642,388
                                                                  --------------

MEDIUM-TERM NOTES--0.2%
Associates Corporation of North America
6.48%, 11/29/00.........................       A+         2,678        2,664,503
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $70,306,891)                                         70,306,891
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $1,264,897,861)                       1,449,817,804(a)
Cash and receivables, less liabilities--0.6%               8,536,650
                                                      --------------
NET ASSETS--100.0%                                    $1,458,354,454
                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $241,788,670 and gross depreciation of $60,672,942 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purpose was $1,268,702,076.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $31,206,970 or 2.1% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements                      57

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $1,264,897,861)                            $1,449,817,804
Short-term investments held as collateral for loaned
  securities                                                         292,600
Cash                                                                  34,549
Receivables
  Dividends and interest                                           7,199,693
  Investment securities sold                                       3,958,623
  Fund shares sold                                                   256,151
Prepaid expenses                                                      11,604
                                                              --------------
    Total assets                                               1,461,571,024
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                    292,600
  Fund shares repurchased                                          1,222,799
  Investment advisory fee                                            654,671
  Transfer agent fee                                                 414,327
  Distribution fee                                                   328,397
  Financial agent fee                                                 40,113
  Trustees' fee                                                       10,208
Accrued expenses                                                     253,455
                                                              --------------
    Total liabilities                                              3,216,570
                                                              --------------
NET ASSETS                                                    $1,458,354,454
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $1,095,591,472
Undistributed net investment income                                9,050,836
Accumulated net realized gain                                    168,792,203
Net unrealized appreciation                                      184,919,943
                                                              --------------
NET ASSETS                                                    $1,458,354,454
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,423,112,906)             80,735,210
Net asset value per share                                             $17.63
Offering price per share $17.63/(1-5.75%)                             $18.71
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $35,241,548)                 2,011,081
Net asset value and offering price per share                          $17.52

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   46,748,984
Dividends                                                          7,843,461
Security lending                                                     171,593
Foreign taxes withheld                                               (35,298)
                                                              --------------
    Total investment income                                       54,728,740
                                                              --------------
EXPENSES
Investment advisory fee                                            8,204,629
Distribution fee, Class A                                          3,758,792
Distribution fee, Class B                                            374,093
Financial agent fee                                                  490,930
Transfer agent                                                     2,225,898
Printing                                                             299,752
Custodian                                                            174,855
Professional                                                          43,041
Registration                                                          29,481
Trustees                                                              24,500
Miscellaneous                                                         41,507
                                                              --------------
    Total expenses                                                15,667,478
    Custodian fees paid indirectly                                   (12,007)
                                                              --------------
    Net expenses                                                  15,655,471
                                                              --------------
NET INVESTMENT INCOME                                             39,073,269
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  170,400,716
Net change in unrealized appreciation (depreciation) on
  investments                                                   (101,690,412)
                                                              --------------
NET GAIN ON INVESTMENTS                                           68,710,304
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  107,783,573
                                                              ==============

58                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             10/31/00        10/31/99
                                          --------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $   39,073,269  $   35,863,854
  Net realized gain (loss)                   170,400,716      96,133,633
  Net change in unrealized appreciation
    (depreciation)                          (101,690,412)    121,818,561
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                107,783,573     253,816,048
                                          --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (37,204,681)    (35,733,708)
  Net investment income, Class B                (712,273)       (587,211)
  Net realized gains, Class A                (92,529,024)    (59,145,470)
  Net realized gains, Class B                 (2,315,976)     (1,279,772)
                                          --------------  --------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (132,761,954)    (96,746,161)
                                          --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,417,466 and 3,094,136 shares,
    respectively)                             42,484,505      53,824,896
  Net asset value of shares issued from
    reinvestment of distributions
    (6,969,502 and 5,171,102 shares,
    respectively)                            121,515,449      87,493,618
  Cost of shares repurchased (15,755,639
    and 16,196,289 shares, respectively)    (277,625,446)   (282,470,843)
                                          --------------  --------------
Total                                       (113,625,492)   (141,152,329)
                                          --------------  --------------
CLASS B
  Proceeds from sales of shares (207,429
    and 404,309 shares, respectively)          3,630,967       7,032,370
  Net asset value of shares issued from
    reinvestment of distributions
    (164,554 and 102,012 shares,
    respectively)                              2,857,773       1,720,281
  Cost of shares repurchased (523,758
    and 373,100 shares, respectively)         (9,169,774)     (6,493,887)
                                          --------------  --------------
Total                                         (2,681,034)      2,258,764
                                          --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (116,306,526)   (138,893,565)
                                          --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS     (141,284,907)     18,176,322
NET ASSETS
  Beginning of period                      1,599,639,361   1,581,463,039
                                          --------------  --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $9,050,836 AND $7,143,938,
    RESPECTIVELY]                         $1,458,354,454  $1,599,639,361
                                          ==============  ==============

                       See Notes to Financial Statements                      59

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                $   17.92       $   16.29       $   18.07       $   17.56       $   17.04
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.47            0.40            0.42            0.48            0.48
  Net realized and unrealized gain (loss)                0.77            2.25            0.90            2.38            1.46
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                   1.24            2.65            1.32            2.86            1.94
                                                    ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.44)          (0.39)          (0.40)          (0.48)          (0.49)
  Dividends from net realized gains                     (1.09)          (0.63)          (2.70)          (1.87)          (0.93)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (1.53)          (1.02)          (3.10)          (2.35)          (1.42)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (0.29)           1.63           (1.78)           0.51            0.52
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.63       $   17.92       $   16.29       $   18.07       $   17.56
                                                    =========       =========       =========       =========       =========
Total return(1)                                          7.13%          16.73%           8.68%          18.04%          12.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $1,423,113      $1,561,026      $1,548,475      $1,702,385      $1,897,306

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     1.00%(2)        0.97%(2)        0.97%           0.98%           1.01%
  Net investment income                                  2.55%           2.19%           2.41%           2.65%           2.74%
Portfolio turnover rate                                    50%             57%            138%            206%            191%

                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                $   17.85       $   16.25       $   18.04       $   17.54       $   17.01
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.33            0.27            0.30            0.35            0.35
  Net realized and unrealized gain (loss)                0.77            2.24            0.90            2.37            1.47
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                   1.10            2.51            1.20            2.72            1.82
                                                    ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.34)          (0.28)          (0.29)          (0.35)          (0.36)
  Dividends from net realized gains                     (1.09)          (0.63)          (2.70)          (1.87)          (0.93)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (1.43)          (0.91)          (2.99)          (2.22)          (1.29)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (0.33)           1.60           (1.79)           0.50            0.53
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   17.52       $   17.85       $   16.25       $   18.04       $   17.54
                                                    =========       =========       =========       =========       =========
Total return(1)                                          6.29%          15.84%           7.91%          17.13%          11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $35,242         $38,613         $32,988         $30,216         $26,209

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     1.75%(2)        1.72%(2)        1.72%           1.73%           1.76%
  Net investment income                                  1.80%           1.45%           1.66%           1.90%           1.96%
Portfolio turnover rate                                    50%             57%            138%            206%            191%

(1)  Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

60                     See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Fund has distinct investment objectives. The Core Bond Fund seeks to provide both current income and capital appreciation. The Aggressive Growth Fund seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund seeks a long-term appreciation of capital. The High Yield Fund seeks to provide high current income. The Money Market Fund seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund seeks to provide reasonable income, long-term capital growth and conservation of capital.

  Each Series offers both Class A and Class B shares and, additionally, Core Bond Fund, High Yield Fund, and Money Market Fund offer Class C shares. Effective April 3, 2000, Class A shares of Aggressive Growth, Capital Growth and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge for those funds was 4.75%. Class A shares of Core Bond and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

  Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2000, the total value of these securities represented approximately 8% and 6% of net assets of Core Bond Fund and High Yield Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Funds, except the Core Bond and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

  The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 2000, the Trust had the following amounts of securities on loan and related collateral:

                                                        Value of
                                           Value of    Securities
                                          Collateral     on Loan
                                          -----------  -----------
Core Bond Fund..........................  $   551,050  $        --
Aggressive Growth Fund..................   29,049,710   27,889,200
Capital Growth Fund.....................    2,680,000    2,625,000
Balanced Fund...........................      292,600       68,438

H. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. OPTIONS:

  The Trust, except for the Core Bond and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Fund, except for the Core Bond and Money Market Fund, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

K. FORWARD CONTRACT LOAN TRANSACTIONS:

  The Fund may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

  The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

  At October 31, 2000, the High Yield Fund had the following swap agreements outstanding:

                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
- ---------------                                               --------------
  $4,200,000...   Agreement with Morgan Stanley Capital         $1,133,333
                  Services Inc. terminating on November 1,
                  2004 to receive interest at 13.26% in
                  exchange for payment of 11.25% on
                  EUR 4,000,000
  $6,105,000...   Agreement with Morgan Stanley Capital          1,306,500
                  Services Inc. terminating on December
                  15, 2004 to receive interest at 9.64% in
                  exchange for payment of 7.625%
                  on EUR 6,000,000
  $5,261,160...   Agreement with Chase Manhattan Bank            1,263,197
                  terminating on December 15, 2004 to
                  receive interest at 12.09% in exchange
                  for payment of 10.00% on EUR 5,100,000
  $9,267,000...   Agreement with Morgan Stanley Capital          2,276,250
                  Services Inc. terminating on November
                  15, 2006 to receive interest at 11.07%
                  in exchange for payment of 9.25%
                  on EUR 9,000,000
  $4,890,000...   Agreement with Morgan Stanley Capital          1,047,273
                  Services Inc. terminating on March 15,
                  2008 to receive interest at 12.82% in
                  exchange for payment of 10.75% on EUR
                  5,000,000
                                                                ----------
                                                                $7,026,553
                                                                ==========

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., formerly Phoenix, Duff & Phelps Corporation, which is an indirect majority owned

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

subsidiary of PHL are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                          1st $1    $1-2      $2+
Series                                    Billion  Billion  Billion
- ------                                    -------  -------  -------
Core Bond Fund..........................   0.45%    0.40%    0.35%
Aggressive Growth Fund..................   0.70%    0.65%    0.60%
Capital Growth Fund.....................   0.70%    0.65%    0.60%
High Yield Fund.........................   0.65%    0.60%    0.55%
Money Market Fund.......................   0.40%    0.35%    0.30%
Balanced Fund...........................   0.55%    0.50%    0.45%

  DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

  The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

  Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion and 0.30% of such value in excess of $2 billion and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $414,834 for Class A shares, deferred sales charges of $863,884 for Class B shares and $5,550 for Class C shares, for the year ended October 31, 2000. In addition, each Series except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2000, $3,804,642 was earned by the Distributor, $11,759,604 was earned by unaffiliated participants, and $1,521,625 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  For the year ended October 31, 2000, the Trust paid PXP Securities Corp., a wholly owned subsidiary of Phoenix Investment Partners Ltd., brokerage commissions of $626,037 in connection with portfolio transactions effected by it.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2000, financial agent fees were $2,225,727, of which PEPCO received $233,160. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2000, transfer agent fees were $8,180,175 of which PEPCO retained $3,229,687 which is net of fees paid to State Street.

  At October 31, 2000, PHL and affiliates held Trust shares which aggregated the following:

                                                        Aggregate
                                                        Net Asset
                                            Shares        Value
                                          -----------  -----------
Core Bond Fund, Class A.................         356   $     3,154
Core Bond, Class C......................      11,705       103,472
Aggressive Growth Fund, Class B.........      15,904       479,188
High Yield Fund, Class A................         516         3,400
Money Market Fund, Class A..............  15,219,047    15,219,047
Money Market Fund, Class C..............     103,431       103,431

  In October, 1999, the Adviser voluntarily contributed capital to Phoenix-Engemann Capital Growth Fund in the amount of $4,720,017 as disclosed in the statement of changes. This contribution offset losses realized on the sale of certain securities by the Fund. The Adviser received no shares of beneficial interest or other consideration in exchange for this contribution which increased the net asset value of the Fund.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended October 31, 2000 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                            Purchases         Sales
                                          --------------  --------------
Core Bond Fund..........................  $   51,338,397  $   48,915,485
Agressive Growth Fund...................     997,110,984     924,853,265
Capital Growth Fund.....................   2,259,710,959   2,800,290,877
High Yield Fund.........................     323,054,142     356,550,115
Balanced Fund...........................     674,174,715     911,943,536

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

  Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2000, aggregated the following:

                                           Purchases       Sales
                                          ------------  ------------
Core Bond Fund..........................  $148,911,638  $175,617,964
Balanced Fund...........................    72,440,319    98,298,113

4. FORWARD CURRENCY CONTRACTS

  As of October 31, 2000 the High Yield Fund had entered into the following forward currency contract which contractually obligates the Fund to receive currency at the specified date:

                                                                    Net
                                                                 Unrealized
                                      Settlement                Appreciation
Contract to receive  In Exchange for     Date        Value     (Depreciation)
- -------------------  ---------------  ----------  -----------  --------------
Euros 36,012,000..   US$ 34,805,598      6/7/01   $30,791,591   $(4,014,007)

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

6. CAPITAL LOSS CARRYOVERS
  The following Funds have capital loss carryforwards which may be used to offset future capital gains.

                                           Core Bond    High Yield
Expiration Date                              Fund          Fund
- ---------------                           -----------  ------------
2002....................................  $ 5,893,108  $ 14,103,053
2003....................................           --    46,929,335
2004....................................    2,433,827            --
2006....................................           --     1,533,950
2007....................................    6,429,814    38,223,988
2008....................................    8,192,130    27,836,216
                                          -----------  ------------
Total...................................  $22,948,879  $128,626,542
                                          ===========  ============

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                          Undistributed   Accumulated   in on shares
                                          net investment  net realized  of benefical
                                          income (loss)   gain (loss)     interest
                                          --------------  ------------  ------------
Core Bond Fund..........................   $   856,808     $(705,033)   $   (151,775)
Aggressive Growth Fund..................     3,240,741            --      (3,240,741)
Capital Growth Fund.....................    13,367,404      (812,115)    (12,555,289)
High Yield Fund.........................       579,229      (325,196)       (254,033)
Balanced Fund...........................       750,583      (151,383)       (599,200)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended October 31, 2000, the following Funds distributed long-term capital gain dividends as follows:

Aggressive Growth Fund..................  $ 25,389,252
Capital Growth Fund.....................   357,926,703
Balanced Fund...........................    86,921,154

  For federal income tax purposes, 11.25% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

             This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Board of Trustees and Shareholders of Phoenix Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.


       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1 Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated January 1, 1994 covering the Aggressive Growth Fund, Balanced Fund, Capital Growth Fund, High Yield Fund, Money Market Fund, and Bond Fund*, filed via EDGAR as
            Exhibit 5 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference. (*Duff & Phelps Investment Management Co. substituted for PIC, effective October 8, 1999.)

       d.2 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated June 26, 1998 covering the Aggressive Growth Fund, filed via EDGAR with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       d.3  Subadvisory Agreement between Phoenix Investment Counsel, Inc.
            and Roger Engemann & Associates dated August 6, 1999, covering the Capital Growth Fund, filed via EDGAR with Post-Effective Amendment No. 90 on February 23, 2000 and incorporated herein by reference.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as
            Exhibit 6.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.4  Form of Financial Institution Sales Contract for the Phoenix
            Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       f.   None.

       g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference.

       h.2 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.3 Sub-Transfer Agent Agreement Between Phoenix Equity Planning Corporation, and State Street Bank & Trust Company, dated July 21, 1994, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 85 on December 27, 1997, and incorporated herein by reference.

       h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of February 27, 1998, filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998 filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       i. Opinion of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.


       j.*  Consent of PricewaterhouseCoopers LLP filed via EDGAR herewith.

       k.   Not Applicable.

       l.   None.

       m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       m.2 Class B Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       m.3 Class C Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 19, 1997, filed via EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       o.2  First Amendment to Amended and Restated Plan pursuant to Rule
            18f-3, effective August 26, 1998 filed via EDGAR with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       p. Codes of Ethics of the Trust, Advisers, Subadvisers and Distributor filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       q.1 Power of Attorney for Mr. Roth, filed via EDGAR with Post-Effective Amendment No. 86 on December 30, 1998, and incorporated herein by reference.

       q.2 Powers of Attorney for all other Trustees filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       --------------
       *Filed herewith

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   None.

ITEM 25.   INDEMNIFICATION
   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (PIC: SEC File No. 801-5995 and Duff & Phelps:
SEC File No. 801-14813) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS
   (a) Equity Planning also serves as the principal underwriter for the following other registrants:

       Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAl.

   (c) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


     NAME AND PRINCIPAL                                      POSITIONS AND OFFICES                  POSITIONS AND OFFICES
      BUSINESS ADDRESS                                         WITH DISTRIBUTOR                        WITH REGISTRANT
      ----------------                                         ----------------                        ---------------
Michael E. Haylon                                      Director                                   Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                   Director and Chairman                      Trustee and President
56 Prospect St.
P.O. Box 150480

Hartford, CT 06115-0480
William R. Moyer                                       Director, Executive Vice President         Vice President
56 Prospect Street                                     and Chief Financial Officer and
P.O. Box 150480                                        Treasurer
Hartford, CT 06115-0480

Barry Mandinach                                        Executive Vice President,                  None
900 Third Avenue                                       Chief Marketing Officer,
New York, NY 10022                                     Retail Division

Robert Tousingnant                                     Executive Vice President,                  None
56 Prospect Street                                     Chief Sales Officer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                         President,                                 Executive Vice President
56 Prospect St.                                        Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                                     Vice President, Compliance                 Vice President and
56 Prospect Street                                                                                Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                       Senior Vice President, Mutual Fund         Secretary
101 Munson Street                                      Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Jacqueline M. Porter                                   Assistant Vice President,                  Assistant Treasurer
56 Prospect Street                                     Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS
   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust

Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Duff & Phelps Investment Management Co. is 55 East Monroe Street, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29.   MANAGEMENT SERVICES
   All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30.   UNDERTAKINGS
   Not applicable.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 23rd day of February, 2001.


                                                 PHOENIX SERIES FUND

ATTEST: /s/ Pamela S. Sinofsky              BY: /s/ Philip R. McLoughlin
        -----------------------------           -------------------------------
            Pamela S. Sinofsky                      Philip R. McLoughlin
            Assistant Secretary                     President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 23rd day of February, 2001.



                   SIGNATURE                                                         TITLE
                   ---------                                                         -----
                                                                                     Trustee
------------------------------------------------
                Robert Chesek*

                                                                                      Trustee
------------------------------------------------
               E. Virgil Conway*


                                                                                     Treasurer (Principal
             /s/ Nancy G. Curtiss                                                    Financial and
------------------------------------------------                                     Accounting Officer)
               Nancy G. Curtiss

                                                                                     Trustee
------------------------------------------------
             Harry Dalzell-Payne*

                                                                                     Trustee
------------------------------------------------
             Francis E. Jeffries*
                                                                                     Trustee

------------------------------------------------
               Leroy Keith, Jr.*


           /s/ Philip R. McLoughlin                                                  Trustee and President
------------------------------------------------                                     (Principal Executive Officer)
             Philip R. McLoughlin

                                                                                     Trustee
------------------------------------------------
              Everett L. Morris*

                                                                                     Trustee
------------------------------------------------
                James M. Oates*

                                                                                     Trustee
------------------------------------------------
              Herbert Roth, Jr.*

                                                                                     Trustee
------------------------------------------------
             Richard E. Segerson*

                                                                                     Trustee
------------------------------------------------
            Lowell P. Weicker, Jr.*


   By /s/ Philip R. McLoughlin
      ------------------------------------------
   * Philip R. McLoughlin Attorney-in-fact pursuant to
     powers of attorney.

                                                       S-1